UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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ALPHABET INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholders

We are pleased to invite you to participate in our 2024 Annual Meeting of Stockholders (Annual Meeting) to be held on Friday, June 7, 2024, at 9:00 a.m., Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location.

Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on the record date, April 9, 2024 (Record Date), can participate in and vote at our Annual Meeting by visiting www.virtualshareholdermeeting.com/GOOGL24 and entering the 16-digit control number included in their Notice of Internet Availability of Proxy Materials (Notice), voting instruction form, or proxy card. All others may view a live webcast of the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR on June 7, 2024, at 9:00 a.m., Pacific Time.

Further details regarding participation in the Annual Meeting and the business to be conducted are described in the Notice you received in the mail and in this proxy statement. We have also made available a copy of our 2023 Annual Report to Stockholders (Annual Report) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information and believe that providing our proxy materials online increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, we hope you will vote as soon as possible. You may vote online, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement and in the Notice you received in the mail. For more information, please see the Questions and Answers section of this proxy statement or visit the Annual Meeting of Stockholders section under the heading “Governance” on our Investor Relations website at https://abc.xyz/investor/annual-meeting/.

Thank you for your ongoing support of, and continued interest in, Alphabet.

Sincerely,

Sundar Pichai	John L. Hennessy
Chief Executive Officer	Chair of the Board of Directors

April 26, 2024

Alphabet 2024 Proxy Statement     2

Letter from the Chair of the Board of Directors

Dear Fellow Stockholders,

Looking back across the last 25 years, our Board is proud of the contributions Alphabet has made to many of the foundational technologies of our time. Whether offering a better way to search the web, send email or even navigate the world, Alphabet’s commitment to research and innovation has made it possible to turn technology into accessible and helpful tools used by billions of people.

The company has continued to innovate over the past year, and our Board is pleased with the advancements that have been made, particularly in AI. There has been great progress this year in Google Search, with the launch of the Search Generative Experience and many other AI features. And in December, Google launched Gemini, the company’s most capable and general AI model, to deliver more helpful experiences across its products and services. It’s all very early days and the company is well positioned.

Looking ahead, we are committed to overseeing investments for the long-term with discipline and applying Alphabet’s resources responsibly as it continues to unlock the growth potential of AI across its products and services. Developers are using Google’s models and infrastructure to build new generative AI applications, and globally, enterprises and startups are growing with our AI tools, using Google Cloud. Businesses of all sizes use Google’s ads products to drive growth, and AI has been fundamental to many of the Google Ads tools developed over the past decade.

Our Board works closely with Sundar and the management team to oversee the company’s AI development — guided by the AI Principles the company first published in 2018. The collective experience of our directors — including Google’s founders — across science, academia, technology, and business is invaluable as we help guide Alphabet’s progress during this transformational time in computer science. Regular reports and updates from the Audit and Compliance Committee and our senior management have ensured that our Board is deeply involved in the oversight of the company’s AI strategy, as well as any emerging issues that may arise at the cutting-edge of AI development, from protecting the safety and privacy of users, to our longstanding commitment to human rights, to developing ways to accelerate climate action.

Across all matters related to the company, we work closely with our investor relations and legal teams to understand investor perspectives. We value the input and support of all of Alphabet’s stakeholders, including our employees, users, partners, and stockholders, which have fueled the company’s immense contributions to making technology and information more accessible for all. Our Board deeply values these perspectives, which are so important to the strong future we see for Alphabet.

On behalf of my fellow directors, as we move through this next momentous turning point in AI, we could not be more grateful for your trust in us to oversee Alphabet’s work to deliver on its important mission.

Very truly yours,

John L. Hennessy

Chair of the Board of Directors

Alphabet 2024 Proxy Statement     3

Notice of 2024 Annual Meeting of Stockholders

Date and Time FRIDAY, JUNE 7, 2024 9:00 a.m., Pacific Time	Virtual Meeting Site www.virtualshareholdermeeting.com/GOOGL24	Who Can Vote Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on April 9, 2024 (Record Date)

Items of Business		Alphabet Board Voting Recommendation
1.	Election of Directors: Larry Page, Sergey Brin, Sundar Pichai, John L. Hennessy, Frances H. Arnold, R. Martin “Marty” Chávez, L. John Doerr, Roger W. Ferguson Jr., K. Ram Shriram, and Robin L. Washington	FOR each of the nominees
2.	Ratification of appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR
3.	Stockholder proposals, if properly presented	AGAINST

And to consider such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

By order of the Board of Directors,

Sundar Pichai	John L. Hennessy
Chief Executive Officer	Chair of the Board of Directors

Review Your Proxy Statement and Vote In One Of Four Ways:

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you.

Online Vote your shares at www.proxyvote.com. Have your Notice, voting instruction form, or proxy card for the 16-digit control number needed to vote.

In advance of the Annual Meeting	By Telephone Call toll-free number 1-800-690-6903.

By Mail Sign, date, and return your proxy card in the enclosed envelope.

During the Annual Meeting	Online See page 108 for details on voting your shares during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL24.

This Notice of 2024 Annual Meeting of Stockholders, proxy statement, and form of proxy card are being distributed and made available on or about April 26, 2024.

This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our investment and ongoing development of AI, our environmental, social, and governance goals, commitments, and strategies, and our executive compensation program. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recently filed periodic report on Form 10-K. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, which speak as of the respective date of this proxy statement, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

In this proxy statement, the words “Alphabet,” the “company,” “we,” “our,” “ours,” “us,” and similar terms refer to Alphabet Inc. and its consolidated subsidiaries, unless the context indicates otherwise, and the word “Google” refers to Google LLC, a wholly owned subsidiary of Alphabet.

Alphabet 2024 Proxy Statement     4

Important Notice Regarding Internet Availability of Proxy Materials

This proxy statement and our 2023 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, are available at https://abc.xyz/investor/annual-meeting/.

Incorporation By Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Alphabet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit and Compliance Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)), “Executive Compensation—Leadership Development, Inclusion and Compensation Committee Report” and “Executive Compensation—Alphabet Pay vs. Performance” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

This proxy statement includes a number of references to websites, website addresses, and additional materials, including reports and blogs, found on those websites. The content of any websites and materials named, hyperlinked, or otherwise referenced in this proxy statement are not incorporated by reference into this proxy statement on Schedule 14A or in any other report or document we file with the SEC, and any references to such websites and materials are intended to be inactive textual references only.

Alphabet 2024 Proxy Statement     5

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Proxy Statement Summary & Highlights

This section highlights selected information and does not contain all of the information that you should consider before voting. You should read the entire proxy statement carefully before voting.

2023 Business Highlights

2023 was a year of profound innovation and product momentum, as we aimed to deliver advanced, safe, and responsible AI. Powered by our continued investment in AI technology and infrastructure, we were able to bring new advances in generative AI to our core products including Search, YouTube, Gmail, Ads, Google Cloud and more. In December, we launched Gemini, our most capable and general model, which, along with other AI models we have previously developed, we now leverage across our business to deliver helpful products and services for our users, advertisers, partners, customers, and developers. As we pursue the opportunities ahead, we continue to focus on investing for the long term and with discipline to support this new wave of growth in AI-powered experiences.

The following graphs match our Class A and Class C’s cumulative 5-year total stockholder returns on common stock and capital stock, respectively, with the cumulative total returns of the S&P 500 index, the Nasdaq Composite index, and the RDG Internet Composite index. The graphs track the performance of a $100 investment in our common stock and capital stock, respectively, and in each index (with the reinvestment of all dividends) from December 31, 2018 to December 31, 2023. The returns shown are based on historical results and are not intended to suggest future performance.

Comparison of Cumulative 5-Year Total Return*
Alphabet Inc. Class A Common Stock

Among Alphabet Inc., the S&P 500 Index, the Nasdaq Composite Index, and the RDG Internet Composite Index

Comparison of Cumulative 5-Year Total Return*
Alphabet Inc. Class C Capital Stock

Among Alphabet Inc., the S&P 500 Index, the Nasdaq Composite Index, and the RDG Internet Composite Index

*$100 invested on December 31, 2018 in stock or index, including reinvestment of dividends.

Copyright© 2024 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

Alphabet 2024 Proxy Statement     6

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Alphabet’s Board of Directors

Our Board believes that having a mix of directors with complementary qualifications, expertise, experience, backgrounds, and attributes is essential to meeting its multifaceted oversight responsibilities, representing the best interests of our stockholders, and providing practical insights and diverse perspectives.

Our Director Nominees

70%	Independent	60%	Directors self-identify as female or from an underrepresented community

Directors with a significant background in technology, including through experience in technology-related businesses, academic and research institutions, bring critical understanding of our industry and the technological trends and innovation that shape our products, services, and AI-first strategy	Directors with experience in, and exposure to, operating within complex business environments and diverse markets, engaging with international stakeholders, and navigating global regulatory regimes and frameworks, enhance our Board’s oversight of Alphabet’s global operations, supply chains, and strategic execution

Directors with professional experience in the financial sector, including through management of a financial firm or enterprise, contribute to our Board’s understanding of financial markets and to effective oversight of our capital structure, financial reporting, and financial activities, including our R&D investments	Directors with experience serving on nonprofit boards bring insight into overseeing and leading mission-driven organizations, foundations, and strategies for building successful partnerships with different customers and stakeholders, along with a nuanced perspective on ways in which our products, services and operations can make a positive impact on the communities we serve and operate within

Leadership experience, including through service in public and private company executive roles or leadership of significant academic and other institutions, provides our Board with a deep understanding of organizational dynamics, complex operations, risk management, human capital and talent management, and other areas that are critical to overseeing a large global company and advancing our strategy

Alphabet 2024 Proxy Statement     7

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

The following table provides summary information about each director nominee as of April 9, 2024.

		Director		Membership on Standing Committees				Other Public
Name	Age	Since	Independent	ACC	LDICC	NCGC	EC	Boards(1)
Larry Page Co-Founder	51	1998						0
Sergey Brin Co-Founder	50	1998						0
Sundar Pichai Chief Executive Officer, Alphabet and Google	51	2017						0
John L. Hennessy (Chair) Former President of Stanford University	71	2004						0
Frances H. Arnold Linus Pauling Professor of Chemical Engineering, Bioengineering and Biochemistry at California Institute of Technology	67	2019						1
R. Martin “Marty” Chávez Partner and Vice Chairman of Sixth Street Partners	60	2022						1
L. John Doerr General Partner and Chairman of Kleiner Perkins	72	1999						1
Roger W. Ferguson Jr. Former President and Chief Executive Officer of TIAA	72	2016		(2)				2
K. Ram Shriram Managing Partner of Sherpalo Ventures	67	1998						1
Robin L. Washington Former Executive Vice President and Chief Financial Officer of Gilead Sciences	61	2019		(3)				3
ACC –	Audit and Compliance Committee
LDICC –	Leadership Development, Inclusion and Compensation Committee
NCGC –	Nominating and Corporate Governance Committee
EC –	Executive Committee
–	Committee Chair
Audit Committee Financial Expert

(1)	Alphabet’s Corporate Governance Guidelines provide that the maximum number of public company boards our directors can serve on is four, including membership on the Alphabet Board. All nominees are in compliance with this policy.
(2)	Roger was appointed as the Chair of the Audit and Compliance Committee effective October 31, 2023.
(3)	Robin was appointed as a member of the Audit and Compliance Committee effective October 31, 2023.

Alphabet 2024 Proxy Statement     8

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Corporate Governance Highlights

Our corporate governance structure is designed to promote long-term stockholder value creation through the leadership and oversight provided by our thoughtfully and effectively composed Board. Our Board is committed to maintaining alignment with stockholder interests through our strong governance practices and by seeking and incorporating stockholder feedback that informs key areas of focus for our Board and the company each year.

Board Leadership and Composition	Board and Committee Practices	Stockholder Alignment

•  Independent Chair of the Board, separate from CEO role

•  100% independent key committees (ACC, LDICC, NCGC) and committee chairs

•  Review of each committee chair at least every three years

•  Board membership criteria established by the Board with consideration of potential director nominee’s integrity, strength of character, judgment, business experience, specific areas of expertise and knowledge of the industries in which the company operates, ability to devote sufficient time to attendance at and preparation for Board meetings, factors relating to Board composition, and principles of diversity

•  Diverse Board in terms of race, ethnicity, gender, age, education, skills, cultural background, professional experiences, and tenure

•  Commitment to consider underrepresented people of color and different genders as potential director nominees

•  Annual Board and committee evaluations

•  Executive sessions of independent directors for all quarterly Board and committee meetings led by the Chair of the Board and committee chairs, respectively

•  Director commitment policy, which provides that the maximum number of public company boards directors can serve on is four (including Alphabet Board)

•  Director orientation and continuing education programs

•  Committee meetings open to all directors

•  Annual election for all directors

•  Majority voting standard for election of directors

•  Removal of directors with or without cause

•  Minimum stock ownership requirements for both executive officers and directors

•  Channels for stockholder feedback, including via engagements

•  Board oversight and evaluation of stockholder proposals submitted for consideration at the annual meeting of stockholders

•  Commitment for the Board to represent the balanced, best interests of the stockholders as a whole rather than special interest groups or constituencies

For more detailed information on Alphabet’s corporate governance and risk oversight framework, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters” beginning on page 28.

Engagement

We proactively engage with our stockholders and other stakeholders throughout the year on a broad range of topics that are of interest and priority to the company and our stockholders. These include business strategy and performance, corporate governance, executive compensation, and environmental sustainability, among other matters.

Our engagement enables us to better understand our stockholders’ priorities and perspectives, gives us an opportunity to elaborate on our initiatives, policies, and practices, and fosters open and constructive dialogue. We share the feedback from these conversations with our Board, which considers these perspectives as part of its evaluation and review of our practices and disclosures.

Alphabet 2024 Proxy Statement     9

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Transparency & Oversight Highlights

At Alphabet, we aim to build technology to help improve the lives of as many people as possible. In pursuing this goal, we develop products and services that we believe have a positive impact on the world and further the long-term interests of our business, stockholders, and stakeholders.

Our Board and its committees provide oversight of environmental, social, and governance matters. At the committee level, oversight of specific environmental, social, and governance topics is assigned to the relevant committees, including:

•	Our Audit and Compliance Committee has the primary responsibility for oversight of risks associated with, among other matters, data privacy and security, competition, compliance, civil and human rights, and sustainability.
•	Our Leadership Development, Inclusion and Compensation Committee oversees human capital management, including diversity and inclusion and fostering a strong corporate culture.
•	Our Nominating and Corporate Governance Committee oversees risks and exposures associated with director and management succession planning, corporate governance, and overall Board effectiveness.

The scale and breadth of our products, services, and operations provide us both an opportunity and a responsibility to manage the company in a responsible way. We have a long track record of transparency, and we are proud of the leadership role the company has played in advancing disclosures on important issues. For example:

•	In 2010, we were one of the first in our industry to issue annual Transparency Reports, which share data on how we handle content that violates our policies, as well as how we handle government requests for removal content.
•	We were also one of the first technology companies to publish workforce diversity metrics beginning in 2014.
•	In 2018, we were one of the first companies to commit to AI Principles that put beneficial use, users, safety, and avoidance of harms above business considerations, and we have pioneered many best practices.
•	Also in 2018, we launched a quarterly YouTube Community Guidelines Enforcement Report, which we have expanded and refined over the years to include additional data.
•	We maintain and disclose an Index that maps our public disclosures to the Sustainable Accounting Standards Board (SASB) and to the Task Force on Climate-Related Financial Disclosures (TCFD) frameworks.

Alphabet 2024 Proxy Statement     10

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

In addition, we provide extensive reporting and transparency across a broad range of topics and constantly evolve our disclosures to align with best practices and expectations. Some of our key reports include:

Key Transparency Highlights

Environmental Sustainability

•  Environmental Report

•  CDP Climate Change Response

•  Expressing our support for TCFD

•  Accelerating Climate Action with AI

•  Visit our Sustainability website for additional reports

•  Learn more about our efforts in our Sustainability blog

Data, Privacy and Security

•  Google Transparency Report including:

►  Security and Privacy reports

►  Content removal reports

•  Ads Safety Report

•  Google Privacy Policy

•  Google Safety Center

•  Learn more about our efforts in our Safety & Security blog

Diversity & Belonging	• Diversity Annual Report • EEO-1 Report • Visit our Belonging website for additional reports • Learn more about our efforts in our Diversity blog
Human Rights	• Human Rights website

Public Policy

•  U.S. Public Policy Disclosures

•  Our Approach to Competition in the U.S.

•  EU Public Policy Principles

•  Competition is Thriving in Europe’s Digital Markets

•  Learn more about our efforts in our Public Policy blog

Responsible AI	• AI Principles • AI Principles Annual Update • Responsible AI Practices • Visit our AI website for additional disclosures • Learn more about our efforts in our AI blog
Suppliers

•  Supplier Responsibility Report

•  Supplier Code of Conduct

•  Conflict Minerals Report

•  Conflict Minerals Policy

•  Statement Against Modern Slavery

•  Policy Against Modern Slavery

•  Learn more about our efforts in our Supplier Responsibility website

Additional Reports	• SASB and TCFD Index • Environmental, Health and Safety Policy

Alphabet 2024 Proxy Statement     11

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

We describe here our transparency and oversight efforts across selected environmental and social topics that we believe are of interest to many of our stockholders and broader stakeholders:

Environmental Sustainability:

We care deeply about sustainability, and we strive to build it into everything we do. Oversight of environmental sustainability primarily resides with our Audit and Compliance Committee. The Audit and Compliance Committee reviews and discusses with management our risk exposures, including those related to environmental sustainability, and the steps that we take to detect, monitor and actively manage such exposures. In 2022, we evolved our approach to sustainability governance by creating a Sustainability Focus Area, an internal team led by our SVP of Learning and Sustainability that provides centralized management oversight of sustainability and climate-related issues.

We track and provide transparent information and data on our environmental sustainability initiatives. Please see our annual environmental report, our CDP climate change response, our Sustainability website, and our Sustainability blog for more information on our actions and progress.

Content Governance, Data Privacy, and Data Security:

Ensuring proper use of our platforms and protecting the data privacy and security of our users is fundamental to maintaining our users’ trust and to ensuring our long-term business success. Our Audit and Compliance Committee has specific oversight of data privacy and security matters.

We are committed to promoting transparency and provide detailed reporting at the company level and, where applicable, individual business level regarding our policies, programs, and performance including:

•  Our Transparency Report, which shares data on how we handle content that violates our policies, as well as how we handle government requests for removal of content.

•  Our Ads Safety Report, where we explain how we are using evolving policies and better technology to find and remove policy-violating ads.

•  Our YouTube enforcement report, which we release on a quarterly basis, includes information on channel removals, removal of comments, the policy reasons for removals, and data on appeals.

Please see our Google Transparency Report website for a comprehensive list of transparency reports on Security and Privacy, Content Removals, and additional reports.

Diversity & Belonging:	We report on our commitments, initiatives, and progress through our Diversity Annual Report and also share publicly our Equal Employment Opportunity Report (EEO-1). Our Leadership Development, Inclusion and Compensation Committee has specific oversight of human capital management, including our diversity and belonging efforts. Please see our Belonging website for more information.
Human Rights:

At Alphabet, we are guided by internationally recognized human rights standards. We have a longstanding commitment to respecting the rights enshrined in the Universal Declaration of Human Rights and its implementing treaties, as well as to upholding the standards established in the United Nations Guiding Principles on Business and Human Rights and in the Global Network Initiative Principles.

Under the umbrella of our Human Rights Program, management oversees the implementation of our civil rights and human rights work and provides relevant updates to our Audit and Compliance Committee. Responsibility for oversight of human rights issues is specifically codified in the Audit and Compliance Committee Charter.

Our Human Rights website provides details on our commitments and outlines our approach to human rights.

Alphabet 2024 Proxy Statement     12

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Public Policy and Lobbying:

Our engagement with policymakers and regulators is guided by a commitment to ensuring our participation is always open, transparent, and clear to our users, stockholders, and the public. Our Nominating and Corporate Governance Committee and senior management review our corporate political policies and activities to ensure appropriate policies and practices are in place and serving the interests of our stockholders.

Our lobbying, trade association, and political engagement policies and disclosures are the result of careful ongoing consideration and analysis by our management. Our U.S. Public Policy Transparency website and our EU Public Policy Principles website provides robust and regularly updated disclosures on our public policy and lobbying activities, trade association participation, and other key elements of our approach to policy engagement.

Responsible AI:

As an information and computer science company, we aim to and have been at the forefront of advancing the frontier of AI through our path-breaking and field-defining research to develop more capable and useful AI. Oversight of risks and exposures associated with AI is effectively carried out at both our Board and Audit and Compliance Committee levels. Given AI’s importance and prominence for our business, it has been a long-standing topic that is regularly and extensively covered at our full Board meetings. Our Board receives regular reports and updates from our senior management (in addition to what the Audit and Compliance Committee receives from our senior management) who are immersed, on a daily basis, in the implementation of our AI Principles that are designed to provide safe, secure, and trustworthy AI development across products. These reports and regular discussions ensure that our Board is fully involved in the oversight of the company’s business strategies and plans as they relate to AI, as well as any issues that may arise that may impact the company’s risk exposures.

We have been incorporating AI into our products and services for more than two decades. We believe it is important to consider the consequences and impact of a new technology before releasing it, and we have been transparent about the implementation of our AI Principles, which guide our bold and responsible approach to AI. In 2018, we were one of the first companies to commit to AI Principles, and since 2019, we have provided consistent transparency of how we put them into practice in our annual AI Principles Updates.

We provide more information on our AI approach, responsibilities, and principles on our annual AI Principles Updates, our AI website, and our AI blog.

Alphabet 2024 Proxy Statement     13

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Executive Compensation Highlights

We design our executive officer compensation programs to attract and retain the world’s best talent, support Alphabet’s culture of innovation and performance, and align employee and stockholder interests.

Sound Program Design	Pay for Performance	Best Practices in Executive Compensation

•  Competitive total pay opportunity to attract, retain, and motivate leaders

•  Primarily equity-based compensation with payout aligned to long-term company performance

•  Multi-year vesting of stock awards

•  Continuous risk oversight and compensation design features that safeguard against excessive risk taking

•  Independent compensation consultants who provide guidance on compensation design and risk assessment

•  Performance stock awards with payout based on long-term company performance

•  Performance stock awards include total shareholder return modifier to reward significant positive outperformance of Alphabet relative to the companies comprising the S&P 100 for the applicable performance period

•  No change in control benefits

•  Prohibition of pledging and hedging ownership of Alphabet stock by executive officers, directors, and employees

•  No executive-only benefit plans or retirement programs

•  No excessive perquisites

For more detailed information on Alphabet’s executive compensation philosophy and practices, see “Compensation Discussion and Analysis” beginning on page 46.

Alphabet 2024 Proxy Statement     14

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Annual Meeting of Stockholders

Time and Date: 9:00 a.m., Pacific Time, on Friday, June 7, 2024

Virtual Meeting Access:

Alphabet stockholders (or their proxy holders) can participate in and vote at our Annual Meeting by visiting
www.virtualshareholdermeeting.com/GOOGL24
and entering the 16-digit control number included in the Notice, voting instruction form, or proxy card. All others may view a live webcast of the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR on June 7, 2024, at 9:00 a.m., Pacific Time. A replay of the Annual Meeting will be available on our Investor Relations YouTube channel for approximately two weeks after the meeting.

Record Date: April 9, 2024

Voting: Holders of Class A or Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one (1) vote with respect to each director nominee and one (1) vote with respect to each of the proposals to be voted on. Each share of Class B common stock is entitled to ten (10) votes with respect to each director nominee and ten (10) votes with respect to each of the proposals to be voted on. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters. Holders of Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting.

Participating in the Annual Meeting: We have adopted a virtual format for our Annual Meeting to expand convenient access to, and make participation accessible for, stockholders from any geographic location with internet connectivity. We believe the virtual format encourages attendance and participation by a broader group of stockholders, while also reducing the cost and environmental impact associated with meetings held in-person.

You are entitled to participate in the Annual Meeting if you were a holder of Class A or Class B common stock as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/GOOGL24, you must enter the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice, voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the Annual Meeting on June 7, 2024. If you have difficulty accessing the meeting, please call 1-844-986-0822 (toll free) or 1-303-562-9302 (international). We will have technicians available to assist you.

Vote in Advance of the Meeting	Online Vote your shares at www.proxyvote.com. Have your Notice, voting instruction form, or proxy card for the 16-digit control number needed to vote.
By Telephone Call toll-free number 1-800-690-6903.
By Mail Sign, date, and return the enclosed proxy card or voting instruction form.
Vote Online During the Meeting	Online See page 108 for details on voting your shares during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL24.

Alphabet 2024 Proxy Statement     15

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Voting Matters and Vote Recommendations

Proposal	Alphabet Board Voting Recommendation	Rationale
Management Proposals:
1 Election of ten directors (page 63)	FOR each nominee	• Slate of highly qualified director nominees with broad and diverse backgrounds, experiences, and skill sets aligned to Alphabet’s unique and evolving business
2 Ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (page 64)	FOR

•

Ernst & Young LLP is an independent accounting firm with the breadth of expertise and knowledge necessary to effectively audit Alphabet’s financial statements

•

All audit and non-audit services provided by Ernst & Young LLP are pre-approved by our Audit and Compliance Committee

Stockholder Proposals:
3 Stockholder Proposal Regarding “Bylaw Amendment: Stockholder Approval of Director Compensation” (page 68)	AGAINST

•

The requested amendment is overly restrictive, not legally required, and inconsistent with market practice, and its implementation would be burdensome and place us at a competitive disadvantage

•

Our director compensation, which has a maximum limit, is determined through a fair and collaborative process and is designed to align director and stockholder interests

4 Stockholder proposal regarding an EEO policy risk report (page 71)	AGAINST

•

Our commitment to a respectful, safe, inclusive workplace, including a wide range of viewpoints, is already embedded across our policies, practices, and trainings, and a report on potential risks to the company of omitting “viewpoint” and “ideology” from our EEO Policy would not provide any meaningful additional benefit to our stockholders

5 Stockholder proposal regarding a report on electromagnetic radiation and wireless technologies risks (page 74)	AGAINST

•

Our cellular devices meet all regulatory and safety requirements for countries where the products are sold, and we maintain transparency around the safety and regulatory information regarding use of Pixel devices

•

Current regulatory limits are backed by scientific research, which have concluded that long-term radiofrequency exposure below the exposure limits has not been established as causing any type of adverse health effects in humans

6 Stockholder proposal regarding a policy for director transparency on political and charitable giving (page 78)	AGAINST

•

We already have a robust governance framework, policies, and mechanisms in place to assess director nominees’ eligibility and qualifications to serve on our Board and manage any potential conflicts of interest

•

Given that mandating public disclosure of director nominees’ political and charitable giving is not common practice, and that many people prefer to make philanthropic contributions anonymously, the requested policy may deter otherwise qualified individuals from serving on our Board

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Proposal	Alphabet Board Voting Recommendation	Rationale
7 Stockholder proposal regarding a report on climate risks to retirement plan beneficiaries (page 81)	AGAINST

•

Our 401(k) Plan participants are free to invest in a wide range of investments, including through the Plan’s self-directed brokerage option that allows participants to invest outside of the Plan and tailor their strategy in a way that aligns with their financial goals, risk tolerances, and investment preferences

•

Federal law requires that a named investment fiduciary of the Plan make investment determinations based on relevant risk-return factors, and by focusing too narrowly on climate risks, the proposal risks putting undue pressure on the fiduciary to make decisions that are not in the best interests of the participants

8 Stockholder proposal regarding a lobbying report (page 84)	AGAINST

•

We already publish extensive lobbying disclosures, which address much of the information requested in the proposal

•

We have robust oversight mechanisms in place, including oversight by our Board and senior management team

9 Stockholder proposal regarding equal shareholder voting (page 87)	AGAINST

•

Our strong governance practices and current capital structure have provided significant long-term stability to the company and have proven beneficial to stockholders through the delivery of exceptional returns over the life of the company

10 Stockholder proposal regarding a report on reproductive healthcare misinformation risks (page 90)	AGAINST

•

We have clear and longstanding policies that govern abortion-related advertising on our platforms and are compliant with local laws and regulations to enable informed healthcare decisions

•

We continually strive to protect our users from misleading content, including through our policies governing health content in advertisements and other products

11 Stockholder proposal regarding AI principles and Board oversight (page 93)	AGAINST

•

Oversight of risks and exposures associated with AI is already being effectively carried out at both our full Board and Audit and Compliance Committee levels

•

Explicitly calling out AI in the Audit and Compliance Committee Charter is unnecessary as it is already subsumed within the broader risk assessment areas set forth in its Charter and would provide no incremental benefit to our stockholders

12 Stockholder proposal regarding a report on generative AI misinformation and disinformation risks (page 96)	AGAINST

•

Our enterprise risk frameworks, product policies, and tools provide a foundation for identifying and mitigating AI-generated mis/disinformation and other potential risks

•

We continually strive to improve the quality of our generative AI models and applications through both pre-launch testing and ongoing fine-tuning, and we are transparent about our ongoing work via public reporting

13 Stockholder proposal regarding a human rights assessment of AI-driven targeted ad policies (page 99)	AGAINST

•

Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies

•

We have progressed solutions that are built based on privacy enhancing technologies to address concerns similar to those raised in this proposal

14 Stockholder proposal regarding a report on online safety for children (page 102)	AGAINST

•

We build child-appropriate features directly into our products and provide extensive information about our child policies and enforcement efforts

•

Most, if not all, of the recent regulatory frameworks include robust reporting requirements — as such, we already provide child safety-related metrics that are more substantive and informative in nature than the type of report requested in this proposal

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Directors, Executive Officers, and Corporate Governance

Directors and Executive Officers

Our Board of Directors (our Board) is composed of highly experienced and diverse directors who have led, advised, and established leading global organizations and institutions. Our Board has taken a thoughtful approach to board composition to ensure that our directors have backgrounds that collectively add significant value to the strategic decisions made by the company and that enable them to provide oversight of management to ensure accountability to our stockholders. Our Board has endeavored to strike the right balance between long-term understanding of our business and fresh external perspectives, adding three new directors in the past five years, as well as ensuring the diversity of backgrounds and perspectives within the boardroom.

Our directors have extensive backgrounds as entrepreneurs, technologists, operational and financial experts, academics, scientists, investors, advisors, nonprofit board members, and government leaders — all of which provide skills and expertise directly relevant to our strategic and oversight priorities. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Other directors have experience as presidents or trustees of significant academic, research, and philanthropic institutions, which brings unique perspectives in relevant disciplines and institutional leadership to our Board. Further, our directors also have other experience that makes them valuable members, such as entrepreneurial experience and experience developing technology or managing technology companies, which provides insight into strategic and operational issues we face.

The demographic information presented below for our directors is based on voluntary self-identification by each director as of April 9, 2024. Additional biographical information of our directors and executive officers as of April 9, 2024 is set forth starting on page 21.

Board Diversity Matrix

Gender Identity
Male
Female
Race/Ethnicity
African American or Black
Asian
Hispanic
White
LGBTQ+

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Directors

Larry Page Co-Founder Director since 1998 | Executive Committee (Chair)

Selected Membership: • The Carl Victor Page Memorial Foundation

Larry Page, 51, one of Google’s Co-Founders, previously served as Google’s Chief Executive Officer from April 2011 to October 2015, and as Alphabet’s Chief Executive Officer from October 2015 to December 2019. From July 2001 to April 2011, Larry served as Google’s President, Products. In addition, from September 1998 to July 2001, Larry served as Google’s Chief Executive Officer, and from September 1998 to July 2002, as Google’s Chief Financial Officer. Larry holds a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan and a Master of Science degree in computer science from Stanford University.

Select Leadership Skills and Additional Experiences:

•  Business leadership, operational experience, and experience developing technology as Co-Founder of Google and former Chief Executive Officer of Alphabet.

•  In-depth knowledge of the technology sector and experience in developing transformative business models.

Sergey Brin Co-Founder Director since 1998 | Executive Committee

Selected Membership: • The Sergey Brin Family Foundation

Sergey Brin, 50, one of Google’s Co-Founders, previously served as Google’s President from May 2011 to October 2015, and as Alphabet’s President from October 2015 to December 2019. From July 2001 to April 2011, Sergey served as Google’s President, Technology and Co-Founder. In addition, from September 1998 to July 2001, Sergey served as Google’s President and Chairman of Google’s Board of Directors. Sergey holds a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park and a Master of Science degree in computer science from Stanford University.

Select Leadership Skills and Additional Experiences:

•  Business leadership, operational experience, and experience developing technology as Co-Founder of Google and former President of Alphabet.

•  In-depth knowledge of the technology sector and experience in developing transformative business models.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Sundar Pichai Chief Executive Officer, Alphabet and Google Director since 2017 | Executive Committee

Selected Membership: • The Pichai Family Foundation

Sundar Pichai, 51, joined Google in 2004 and was named the Chief Executive Officer of Google in October 2015 and of Alphabet in December 2019. Sundar has led product and engineering for Google’s products and platforms, including Search, Chrome, Maps, Android, Gmail, and Google Workspace. Sundar served as Google’s Senior Vice President of Products from October 2014 to October 2015, and as Google’s Senior Vice President of Android, Chrome and Apps from March 2013 to October 2014. As CEO, he has shifted the company’s strategy to focus on AI, which is now powering advances in the company’s founding product, Search, as well as other helpful products for people around the world. Sundar holds a Bachelor of Technology degree from the Indian Institute of Technology Kharagpur, a Master of Science degree from Stanford University, and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania.

Select Leadership Skills and Additional Experiences:

•  Business leadership, operational experience, and experience developing technology as Chief Executive Officer of Alphabet and Google.

•  In-depth knowledge of the technology sector, and experience in developing Alphabet and Google’s products and services and leading the company’s strategic vision, management, and operations.

John L. Hennessy Chair of the Board Independent Director since 2004 | Nominating and Corporate Governance Committee (Chair)

Selected Memberships: • Board of Trustees, Gordon and Betty Moore Foundation • Trustee, Queen Elizabeth Prize for Engineering Foundation

John L. Hennessy, 71, has served as Chair of our Board since January 2018. John previously served as our Lead Independent Director from April 2007 to January 2018. John is the James F. and Mary Lynn Gibbons Professor of Computer Science and Electrical Engineering in the Stanford School of Engineering, and the Shriram Family Director of Stanford’s Knight-Hennessy Scholars, a graduate-level scholarship program. John served as the President of Stanford University from September 2000 to August 2016. From 1994 to August 2000, John held various positions at Stanford, including Dean of the Stanford University School of Engineering and Chair of the Stanford University Department of Computer Science. John is the recipient of numerous honors, including the Medal of Honor of the Institute of Electrical and Electronics Engineers, and the ACM A.M. Turing Award. John holds a Bachelor of Science degree in electrical engineering from Villanova University and a Master of Science degree and a Doctoral degree in computer science from the State University of New York, Stony Brook.

Select Leadership Skills and Additional Experiences:

•  Leadership and management experience as a former president of a world-renowned university.

•  Experience developing technology businesses as founder of MIPS Technologies, Inc. and chief architect of Silicon Graphics Computer Systems, Inc.

•  Global business perspective from his service on other boards.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Frances H. Arnold Independent Director since 2019 | Nominating and Corporate Governance Committee

Other Public Company Directorship:

•  Illumina, Inc.

Selected Memberships:

•  Co-Chair, President’s Council of Advisors on Science and Technology

•  Member, U.S. National Academies of Science, Medicine, and Engineering

•  Member, The American Academy of Arts and Sciences

Frances H. Arnold, 67, manages a research group, is the Linus Pauling Professor of Chemical Engineering, Bioengineering and Biochemistry, and is the Director of the Donna and Benjamin M. Rosen Bioengineering Center, all at the California Institute of Technology. She joined the California Institute of Technology in 1986 and has served as a Visiting Associate, Assistant Professor, Professor, and Director. Frances’s laboratory focuses on protein engineering by directed evolution, with applications in alternative energy, chemicals, and medicine. Frances is the recipient of numerous honors, including the Nobel Prize in Chemistry, the Millennium Technology Prize, induction into the National Inventors Hall of Fame, Fellow of the National Academy of Inventors, the ENI Prize in Renewable and Nonconventional Energy, the U.S. National Medal of Technology and Innovation, and the Charles Stark Draper Prize of the U.S. National Academy of Engineering. Frances holds a Bachelor of Science degree in mechanical and aerospace engineering from Princeton University and a Doctoral degree in chemical engineering from the University of California, Berkeley.

Select Leadership Skills and Additional Experiences:

•  Leadership and management experience managing a research group at the California Institute of Technology and co-chair of the President’s Council of Advisors on Science and Technology.

•  Global business perspective from her service on other boards.

R. Martin “Marty” Chávez Independent Director since 2022 | Audit and Compliance Committee

Other Public Company Directorship:

•  Recursion Pharmaceuticals, Inc.

Selected Memberships:

•  Board of Fellows, Stanford Medicine Board

•  Board of Directors, The Broad Institute of MIT

Former Public Company Directorship in the Past Five Years:

•   Banco Santander, S.A.

R. Martin “Marty” Chávez, 60, has been a Partner and Vice Chairman of Sixth Street, a global asset manager, since May 2021. From January 2005 until his retirement in December 2019, he served in a number of executive positions at Goldman Sachs, including Chief Information Officer, Chief Financial Officer, and global co-head of the firm’s Securities Division, and was a partner and a member of Goldman Sachs’ management committee. Previously, Marty was a Chief Executive Officer and co- founder of Kiodex, which was acquired by Sungard in 2004, and Chief Technology Officer and co-founder of Quorum Software Systems. Marty holds a Bachelor of Arts degree in biochemical sciences and a Master of Science degree in computer science from Harvard University, and a Doctoral degree in medical information sciences from Stanford University.

Select Leadership Skills and Additional Experiences:

•  Extensive financial and management expertise and global business leadership as Partner and Vice Chairman of Sixth Street and former Chief Financial Officer of Goldman Sachs.

•  In-depth knowledge of the technology sector.

•  Global business perspective from his service on other boards.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

L. John Doerr Independent Director since 1999 | Leadership Development, Inclusion and Compensation Committee

Other Public Company Directorship:

•  DoorDash, Inc.

Selected Membership:

•  Board of Directors, Climate Imperative

Former Public Company Directorships in the Past Five Years:

•  Amyris, Inc.

•  Bloom Energy Corporation

•  Coursera, Inc.

•  Quantumscape Corporation

L. John Doerr, 72, has been a General Partner of Kleiner Perkins, a venture capital firm, since August 1980. John holds a Bachelor of Science degree in electrical engineering and a Master of Science degree in electrical engineering from Rice University, and a Master of Business Administration degree from Harvard Business School.

Select Leadership Skills and Additional Experiences:

•  Global business leadership and extensive financial and investment expertise as a venture capitalist.

•  In-depth knowledge of the technology sector and visionary in the industry.

•  Global business perspective from his service on other boards.

Roger W. Ferguson Jr. Independent Director since 2016 | Audit and Compliance Committee (Chair)

Other Public Company Directorships:

•  Corning

•  International Flavors & Fragrances, Inc.

Selected Memberships:

•  Board of Regents, The Smithsonian Institution

•  Co-Chair, Commission on the Future of Undergraduate Education, American Academy of Arts and Sciences

•  Board of Trustees, The Group of Thirty

Former Public Company Directorships in the Past Five Years:

•  Blend Labs, Inc.

•  General Mills, Inc.

Roger W. Ferguson Jr., 72, has been the Chief Investment Officer of Red Cell Partners LLC, a venture capital firm, since August 2022, and a member of the McKinsey & Company External Advisory Group since February 2023. Since May 2021, he is also the Steven A. Tananbaum Distinguished Fellow for International Economics at the Council on Foreign Relations. Roger has served as the President and Chief Executive Officer of TIAA, a major financial services company, from April 2008 to May 2021. He joined TIAA after his tenure at Swiss Re, a global reinsurance company, where he served as Chairman of the firm’s America Holding Corporation, Head of Financial Services, and a member of the Executive Committee from 2006 to 2008. Prior to that, Roger joined the Board of Governors of the U.S. Federal Reserve System in 1997 and served as its Vice Chairman from 1999 to 2006. From 1984 to 1997, he was an associate and partner at McKinsey & Company. Roger holds a Bachelor of Arts degree in economics, a Doctoral degree in economics, and a Juris Doctor degree, all from Harvard University.

Select Leadership Skills and Additional Experiences:

•  Global business leadership and extensive financial, capital markets, and management expertise as former President and Chief Executive Officer of TIAA.

•  Extensive experience in management consulting and various policy-making roles.

•  Global business perspective from his service on other boards.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

K. Ram Shriram Independent Director since 1998 | Leadership Development, Inclusion and Compensation Committee

Other Public Company Directorship:

•  Yubico (Nasdaq First North Growth Market, Stockholm: YUBICO)

Selected Memberships:

•  Member, Council on Foreign Relations

•  Board of Trustees, Stanford Health Care

•  Charter Member, Indiaspora

K. Ram Shriram, 67, has been a managing partner of Sherpalo Ventures, LLC, an angel venture investment company, since January 2000. From August 1998 to September 1999, Ram served as Vice President of Business Development at Amazon. com, Inc., an internet retail company. Prior to that, Ram served as President at Junglee Corporation, a provider of database technology, which was acquired by Amazon.com in 1998. Ram was an early member of the executive team at Netscape Communications Corporation. Ram holds a Bachelor of Science degree in mathematics from the University of Madras, India.

Select Leadership Skills and Additional Experiences:

•  Global business leadership as former Vice President of Business Development at Amazon.com, Inc., President of Junglee Corporation, and a member of the executive team of Netscape Communications Corporation.

•  Extensive financial and investment expertise as a venture capitalist.

•  Outside board experience as a director of several private companies.

Robin L. Washington
Independent Director since 2019	Leadership Development, Inclusion and Compensation Committee (Chair); Audit and Compliance Committee

Other Public Company Directorships:

•  Honeywell International, Inc.

•  Salesforce, Inc.

•  Vertiv Holdings Co.

Selected Memberships and Private Directorships:

•  President’s Council & Ross Business School Advisory Board, University of Michigan

•  Board of Directors, Mastercard Foundation

•  Board of Trustees, Financial Accounting Foundation

Robin L. Washington, 61, served as the Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc., a biopharmaceutical company, from May 2008 until her retirement in November 2019, where she oversaw Global Finance, Facilities and Operations, Investor Relations, and the Information Technology organizations. Robin remained with Gilead in an advisory capacity from November 2019 until March 2020. From January 2006 to June 2007, Robin served as Chief Financial Officer of Hyperion Solutions Corporation, an enterprise software company. Prior to Hyperion, Robin served in a number of executive positions with PeopleSoft, Inc., a provider of enterprise application software, including as Senior Vice President and Corporate Controller along with several other senior financial roles from 1996 to 2005. Prior to PeopleSoft, Robin was Director of Finance for Tandem Computers, an Accounting Analyst for the Federal Reserve Bank of Chicago, and a Senior Auditor for Deloitte. Robin holds a Bachelor of Business Administration degree from the University of Michigan and a Master of Business Administration degree from Pepperdine University.

Select Leadership Skills and Additional Experiences:

•  Extensive financial and management expertise and global business leadership as former Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc., Hyperion Solutions Corporation, and former executive of PeopleSoft, Inc.

•  In-depth knowledge of the technology sector.

•  Global business perspective from her service on other boards.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Executive Officers

This section describes the business experience of our executive officers, other than Sundar, whose biography can be found on page 22. Our executive officers are appointed by and serve at the discretion of our Board. There are no family relationships among any of our directors or executive officers.

Ruth M. Porat President and Chief Investment Officer; Chief Financial Officer, Alphabet and Google

Public Company Directorship:

•  Blackstone Inc.

Selected Memberships and Private Directorships:

•  Board of Directors, Council on Foreign Relations

•  Board of Trustees, Memorial Sloan Kettering Cancer Center

•  Board of Directors, Stanford Management Company

•  Board of Directors, Bloomberg Philanthropies

Ruth M. Porat, 66, has served as President and Chief Investment Officer of Alphabet and Google since September 2023 and as Senior Vice President, Chief Financial Officer of Google since May 2015 and has held the same title at Alphabet since it was created in October 2015. Prior to joining Google, Ruth was Executive Vice President and Chief Financial Officer of Morgan Stanley from January 2010 to April 2015. From February 1996 to December 2009, she served in a number of executive positions at Morgan Stanley, including Vice Chairman of Investment Banking, Global Co-Head of Technology Investment Banking, and Global Head of the Financial Institutions Group. Ruth holds a Bachelor of Arts degree from Stanford University, a Master of Science degree from The London School of Economics, and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania.

Select Leadership Skills and Additional Experiences:

•  Extensive financial and management expertise in the finance, investment, and technology industries.

•  Outside board experience and global business perspective from her service on other boards.

Prabhakar Raghavan Senior Vice President, Knowledge and Information, Google

Selected Memberships: • Member, National Academy of Engineering • Fellow, Association for Computing Machinery • Fellow, Institute of Electrical and Electronic Engineers (IEEE)

Prabhakar Raghavan, 63, has served as Senior Vice President of Google since November 2018. He is responsible for Google Search, Assistant, Geo, Ads, Commerce, and Payments products. Previously, he served as Senior Vice President, Ads, from October 2018 to June 2020, and as Vice President, Apps, from May 2014 to October 2018. Prior to joining Google in March 2012, Prabhakar founded and led Yahoo! Labs, served as the chief technology officer at Verity, held various positions over the course of fourteen years at IBM Research, and was a Consulting Professor of Computer Science at Stanford University. Prabhakar holds a Bachelor of Technology degree from the Indian Institute of Technology Madras and a Doctoral degree in electrical engineering and computer science from the University of California, Berkeley.

Select Leadership Skills and Additional Experiences:

•  Extensive management experience having served in various leadership roles in several technology companies.

•  In-depth knowledge of the technology sector.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Philipp Schindler Senior Vice President, Chief Business Officer, Google

Selected Membership: • Scholar, the Studienstiftung des deutschen Volkes, the German Academic Scholarship Foundation

Philipp Schindler, 53, has served as Senior Vice President, Chief Business Officer of Google since August 2015, overseeing Google’s and YouTube’s sales activities, Google’s technical and consumer support, partnership and business development teams, and country operations. Philipp previously served at Google as Vice President of Global Sales and Operations from January 2012 to July 2015; as President for Northern and Central Europe from June 2009 to January 2012; and as Managing Director, Germany, Switzerland, Austria and Nordics from September 2005 to June 2009. Philipp holds a Diplom Kaufmann degree with distinction in business administration and management from the European Business School in Oestrich-Winkel, Germany.

Select Leadership Skills and Additional Experiences:

•  Extensive leadership experience having served as senior vice president at AOL Germany, and head of marketing at CompuServe in Germany, a subsidiary of AOL Inc.

•  In-depth knowledge of the technology sector.

Kent Walker President, Global Affairs, Chief Legal Officer and Secretary, Alphabet and Google

Selected Membership: • Executive Council, TechNet

Kent Walker, 63, has served as President, Global Affairs, and Chief Legal Officer of Alphabet and Google since November 2021, and Secretary of Alphabet since January 2020. Kent previously served as Senior Vice President, Global Affairs and Chief Legal Officer of Google from June 2018 to November 2021. He oversees teams responsible for content policy, government affairs, and legal and compliance matters. Since joining Google in 2006, he has led Google’s advocacy on competition, content, copyright, and privacy. He previously held executive positions at Netscape, AOL, and eBay. Kent holds a Bachelor of Arts degree in social studies from Harvard University and a Juris Doctor degree from Stanford Law School.

Select Leadership Skills and Additional Experiences:

•  Extensive leadership experience, including serving as the first chair of the Global Internet Forum to Counter Terrorism and executive positions at various technology companies. Currently co-chairs Google’s AI Responsibility Council.

•  Previously served as an Assistant U.S. Attorney in San Francisco and Washington D.C.

•  In-depth knowledge of the technology sector.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Corporate Governance and Board Matters

We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer), and employees, known as the Alphabet Code of Conduct. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, bylaws, and charters of the standing committees of our Board, form the framework for our corporate governance. The Alphabet Code of Conduct and Corporate Governance Guidelines are available on our Investor Relations website at
https://abc.xyz/investor/board-and-governance/. We will post amendments to the Alphabet Code of Conduct or any waivers of the Alphabet Code of Conduct for directors and executive officers on the same website.

Stockholders may request printed copies of the Alphabet Code of Conduct, the Corporate Governance Guidelines, and committee charters at no charge by sending inquiries to:

Alphabet Inc. Attn: Investor Relations 1600 Amphitheatre Parkway Mountain View, California 94043	Email: investor-relations@abc.xyz

Board Meetings

During 2023, our Board held six meetings and acted by unanimous written/electronic consent once. Each director attended at least 75% of all Board and applicable committee meetings. We encourage our directors to attend our annual meetings of stockholders. Seven directors attended our 2023 Annual Meeting of Stockholders.

Board Leadership Structure

In January 2018, John L. Hennessy, the then Lead Independent Director, was appointed to serve as Alphabet’s Chair of the Board. In December 2019, Sundar became the Chief Executive Officer of Alphabet.

Our Board regularly reviews its leadership structure to ensure continued effectiveness and believes that the current structure, which separates the Chair and Chief Executive Officer roles, is appropriate at this time in light of the evolution of Alphabet’s business and operating environment. In particular, our Board believes that this structure clarifies the individual roles and responsibilities of Chief Executive Officer and Chair, streamlines decision-making, and enhances accountability. John, a long-standing member of our Board, has in-depth knowledge of the issues, challenges, and opportunities facing us. As such, our Board believes that he is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the most critical matters. His role enables decisive leadership, ensures clear accountability, and enhances the ability to communicate our messages and strategy.

Each of the director nominees standing for election, other than Larry, Sergey, and Sundar, is independent (see “Director Independence” on page 33 of this proxy statement), and our Board believes that the independent directors provide effective oversight of management.

Board Committees

Our Board is currently composed of ten directors. Our Board has the following four standing committees:

1.	an Audit and Compliance Committee (the Audit Committee),
2.	a Leadership Development, Inclusion and Compensation Committee (the Compensation Committee),
3.	a Nominating and Corporate Governance Committee (the Governance Committee), and
4.	an Executive Committee.

From time to time, our Board may also establish ad hoc committees to address particular matters. Each of the standing committees operates under a written charter adopted by our Board. All of the current standing committee charters are available on our Investor Relations website at https://abc.xyz/investor/board-and-governance/. Printed copies of the charters are available at no charge to any stockholder who requests them by following the instructions above.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

The membership and meetings during 2023 and the primary functions of each of the standing committees are described below.

Board of Directors	Audit Committee	Compensation Committee	Governance Committee	Executive Committee
Larry Page
Sergey Brin
Sundar Pichai
John L. Hennessy*
Frances H. Arnold*
R. Martin “Marty” Chávez*
L. John Doerr*
Roger W. Ferguson Jr.*(1)
Ann Mather*(2)
K. Ram Shriram*
Robin L. Washington*(3)

Member	Committee Chair

*	Independent Director
(1)	Roger was appointed as the Chair of the Audit Committee effective October 31, 2023.
(2)	Ann resigned as a member of our Board and the Audit Committee effective October 31, 2023.
(3)	Robin was appointed as a member of the Audit Committee effective October 31, 2023.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Audit and Compliance Committee

The main function of the Audit Committee is to oversee our accounting and financial reporting processes, oversee our relationship with our independent auditors, provide oversight regarding significant financial matters, and review and discuss with management the company’s major risk exposures. The Audit Committee’s responsibilities include but are not limited to:

•	Overseeing the risks and exposures associated with:

•	Financial matters, including but not limited to financial strategy and reporting, tax, accounting, disclosure, internal control over financial reporting, treasury policies and activities, investment guidelines, and credit and liquidity matters;
•	Data privacy and security, competition, civil and human rights, sustainability, and reputational risks; and
•	Our operations and infrastructure, particularly reliability, business continuity and capacity.

•	Selecting, hiring, compensating, and ongoing monitoring of our independent auditors, and approving the audit and non-audit services they perform.
•	Overseeing and monitoring the integrity of our financial statements and our compliance with related legal and regulatory requirements.
•	Establishing and overseeing processes and procedures regarding complaints and confidential and anonymous employee submissions about accounting, internal accounting controls, or audit matters.
•	Overseeing our internal control function, reviewing the appointment of an internal auditing executive and any significant issues raised by the internal audit team.
•	Reviewing with management and the independent auditors our annual audited financial statements, quarterly financial statements, earnings announcements, regulatory filings including our annual proxy statement, and other public announcements regarding our results of operations.
•	Reviewing and approving related party transactions.
•	Approving Alphabet’s overall compliance program and reviewing its implementation and effectiveness.

During 2023, the Audit Committee held eight meetings and acted by unanimous written/electronic consent three times.

The Audit Committee currently comprises Roger (Chair), Robin, and Marty, each of whom is a non-employee member of our Board. Our Board has determined that each of the directors serving on the Audit Committee is independent under applicable Nasdaq Stock Market (Nasdaq) and SEC rules for committee memberships.

Our Board has determined that, based on his professional qualifications and experience described earlier, Roger is an audit committee financial expert as defined under the rules of the SEC, and that each member of the Audit Committee is able to read and understand fundamental financial statements as required by the Listing Rules of Nasdaq.

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Leadership Development, Inclusion and Compensation Committee

The purpose of the Compensation Committee is to oversee our leadership development and compensation programs for the members of our Board and our employees. The Compensation Committee reports regularly to our full Board on its activities. The Compensation Committee’s responsibilities include but are not limited to:

•	Establishing, overseeing, and administering employee compensation, benefits, and perquisites policies, programs, and strategy and overseeing related risks.
•	Reviewing and approving compensation programs and awards for Alphabet’s executive officers and non-employee directors (together with the Governance Committee).
•	Administering Alphabet’s equity compensation plans as well as stock ownership requirements for Alphabet’s Chief Executive Officer, other members of senior management, and non-employee directors.
•	Implementing and administering any clawback policy allowing Alphabet to recoup compensation paid to current and former named executive officers, members of senior management and other employees consistent within applicable laws and the rules of Nasdaq.
•	Establishing annual and long-term performance goals for our senior management.
•	Reviewing senior management development, retention, and succession plans and executive education.
•	Annually conducting and reviewing with the Board an evaluation of senior management performance.
•	Overseeing human capital management matters, including with respect to diversity and inclusion, workplace environment and safety, and management’s efforts to promote a workplace environment and culture that is healthy, vibrant, inclusive, respectful and free from employment discrimination, including harassment and retaliation.
•	Reviewing and approving peer companies for compensation benchmarking purposes.
•	Investigating any matters brought to its attention, with full access to all books, records, facilities, and employees.
•	Sole authority to retain and oversee the engagement of compensation consultants, legal counsel, or other advisors to advise the Compensation Committee at the expense of Alphabet.
•	Reviewing with management our annual Compensation Discussion and Analysis (CD&A).
•	Preparing and approving the annual Compensation Committee Report.

During 2023, the Compensation Committee held five meetings and acted by unanimous written/electronic consent eight times.

The Compensation Committee currently comprises Robin (Chair), L. John Doerr, and Ram, each of whom is a non-employee member of our Board. Our Board has determined that each of the directors serving on the Compensation Committee is independent under applicable Nasdaq and SEC rules for committee memberships.

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Nominating and Corporate Governance Committee

The Governance Committee’s purpose is to assist our Board in identifying individuals qualified to become members of our Board consistent with criteria set by our Board and as provided in the Corporate Governance Guidelines, to oversee the evaluation of the Board and management, and to develop and update our corporate governance principles. The Governance Committee’s responsibilities include but are not limited to:

•	Evaluating Board and Committee composition, including diversity, size, tenure, organization, and governance and determining future requirements.
•	Establishing a policy for considering director nominees; evaluating and recommending candidates for election consistent with Board-approved criteria and as provided by the Corporate Governance Guidelines.
•	Reviewing the chair of each committee and making recommendations to our Board.
•	Reviewing and recommending to our Board director independence determinations.

•	Taking a leadership role in shaping Alphabet’s corporate governance, including reviewing the corporate governance framework and the Corporate Governance Guidelines and considering corporate governance issues that may arise from time to time, and developing appropriate recommendations to our Board.
•	Evaluating stockholder proposals submitted to Alphabet for consideration at the annual meeting of stockholders and providing appropriate oversight.

•	Recommending ways to enhance communications and relations with our stockholders.
•	Overseeing risks and exposures associated with director and management succession planning, corporate governance, and overall Board effectiveness.
•	Overseeing our Board’s performance and annual self-evaluation process and developing continuing education programs for our directors.
•	Evaluating whether a director who notifies our Board of a change in job responsibilities, including with respect to commitments on other boards, continues to satisfy the Board’s membership criteria and independence requirements.
•	Evaluating and recommending termination of service of individual directors to the Board as appropriate, in accordance with governance principles, for cause or for other proper reasons.

During 2023, the Governance Committee held four meetings.

The Governance Committee currently comprises John L. Hennessy (Chair) and Frances, each of whom is a non-employee member of our Board. Our Board has determined that each of the directors serving on the Governance Committee is independent under applicable Nasdaq and SEC rules for committee memberships.

Executive Committee

The Executive Committee serves as an administrative committee of our Board to act upon and facilitate the consideration by senior management and our Board of certain high-level business and strategic matters. During 2023, the Executive Committee did not hold any meetings. The Executive Committee currently comprises Larry (Chair), Sergey, and Sundar.

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Director Independence

Our Board has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of Nasdaq. Our Board has determined that Ann Mather, who served as a member of our Board and Audit Committee until October 31, 2023, and each of the director nominees standing for election, except Larry, Sergey, and Sundar, are independent directors under these standards. In determining the independence of our directors, our Board considered all transactions in which we and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” on pages 41-43 of this proxy statement.

Compensation Committee Interlocks and Insider Participation

During 2023, L. John Doerr, Ram, and Robin served on the Compensation Committee. None of the members of the Compensation Committee have been an officer or employee of Alphabet. None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or the Compensation Committee.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The Governance Committee, a standing committee of our Board, considers properly submitted recommendations for candidates to our Board from stockholders. In evaluating such recommendations, the Governance Committee evaluates candidates recommended by stockholders using the same criteria it applies to evaluate other candidates and seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board and to address the membership criteria set forth under “Director Selection Process and Qualifications” on page 34 of this proxy statement.

Any stockholder recommendations for consideration by the Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the company within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on our Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Governance Committee may reasonably request. There are no differences in the manner in which the Governance Committee evaluates director nominees based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to our Board should be sent to us by one of the following two ways:

Via email only:	corporatesecretary@abc.xyz

Via mail with a copy via email:	Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	corporatesecretary@abc.xyz

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 26. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 110 of this proxy statement.

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Director Selection Process and Qualifications

The Governance Committee will evaluate and recommend candidates for membership on our Board consistent with criteria established by our Board in our policy with regard to the selection of director nominees, as set forth in our Corporate Governance Guidelines. Pursuant to our Corporate Governance Guidelines, the Governance Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Governance Committee recommends director nominees who are ultimately approved by the full Board.

Identification of Nominees

The Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. The Governance Committee regularly assesses the appropriate size and composition of our Board, the needs of our Board and the respective committees of our Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Governance Committee through stockholders, management, current members of our Board, or search firms. The evaluation of these candidates may be based solely upon the information provided to the Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate, or other actions the Governance Committee deems appropriate, including the use of third parties to review candidates. The Governance Committee may, at Alphabet’s expense, retain search firms, consultants, and other advisors to identify, screen, and/or evaluate candidates.

Evaluation and Selection

When considering a potential non-incumbent candidate, the criteria with regard to the selection of director nominees reflect at a minimum any requirements of applicable law and the Listing Rules of Nasdaq. Further, the Governance Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, judgment, educational background, specific areas of expertise and knowledge of the industries in which we operate, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, ability to devote sufficient time to attendance at and preparation for Board meetings, and ability to represent the best interests of our stockholders as a whole rather than special interest groups or constituencies, and to provide practical insights and diverse perspectives.

Diversity Criteria

Additionally, due to the global and complex nature of our business, our Board believes it is important to consider diversity of race, ethnicity, gender identity, age, education, skills, cultural background, and professional experiences in evaluating board candidates. Accordingly, when evaluating candidates for nomination as new directors, the Governance Committee will consider, and will ask any search firm that it engages to provide, a set of candidates that includes both underrepresented people of color and different genders. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our Board. As part of its consideration of director succession, our Board and the Governance Committee monitor whether the directors as a group meet the criteria for the composition of our Board, including overall diversity of perspective and experience.

The Governance Committee and our Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our Board members described in their respective biographies on pages 21-25 provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Director Service on Outside Boards and Other Commitments

Each member of our Board is expected to ensure that other existing and future commitments, including employment responsibilities and service on the boards of other entities, do not materially interfere with the member’s service as a director on our Board. The Governance Committee regularly reviews our Board members’ outside commitments for conflicts of interest and other concerns.

Our Board has adopted a policy that the maximum number of public company boards our directors can serve on is four, including membership on the Alphabet Board. All of our directors are in compliance with this policy.

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Management Succession Planning

One of our Board’s principal duties is to review management succession planning. The Compensation Committee regularly reviews the development, retention, and replacement of executive officers, including the Chief Executive Officer of Alphabet. Additionally, the Compensation Committee and the Governance Committee are jointly responsible for overseeing the risks and exposures associated with management succession planning.

Our Board believes that the directors and the Chief Executive Officer should collaborate on succession planning and that the entire Board should be involved in the critical aspects of the management succession planning process, including establishing selection criteria that reflect our business strategies, identifying and developing internal candidates to ensure the continuity of our culture, and making key management succession decisions.

Management succession is regularly discussed by the directors in meetings and in executive sessions of our Board. Directors become familiar with potential successors for key management positions through various means, including regular organization and talent reviews, presentations to our Board, and informal meetings.

Board’s Role in Risk Oversight

Our Board, as a whole and through its committees, has responsibility for oversight of risk management. The oversight responsibility of our Board and its committees is enabled by management reporting processes, including an annual company-wide risk assessment, that are designed to provide visibility to our Board and its committees into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. While our Board is ultimately responsible for risk oversight at Alphabet, our Board has delegated to its committees oversight of risks associated with their respective areas of responsibility, as summarized below. When appropriate, the committees provide reports to the full Board on these and other areas for review. Each committee meets in executive session with key management personnel and representatives of outside advisors as needed.

In particular, our Board has delegated to the Audit Committee the primary responsibility for the oversight of many of the risks facing our businesses. The Audit Committee Charter provides that it will review and discuss with management any major risk exposures, including, among others, the key areas of oversight set forth below, and the steps Alphabet takes to detect, monitor, and actively manage such exposures.

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Executive Sessions

Executive sessions of independent directors are held in connection with each regularly scheduled Board meeting and at other times as necessary, and are chaired by the Chair of our Board. Our Board’s policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors. The committees of our Board also generally meet in executive session at the end of each committee meeting, except for meetings of the Executive Committee as this committee has no independent directors.

Outside Advisors

Our Board and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. Our Board and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

Board Effectiveness, Board Annual Self-Assessment, Board Education

Our Board and each of its committees perform an annual self-assessment to evaluate the effectiveness of our Board and its committees in fulfilling their respective obligations and to identify areas for enhancement. As part of this annual self-assessment, directors are able to provide feedback on the performance of other directors. The self-assessment process, including evaluation method, is reviewed annually by the Governance Committee. A summary of the results is presented to our Board. The Chair of the Governance Committee leads our Board in its review of the results of the annual self-assessment and takes further action as needed.

In addition, all members of our Board have the opportunity and are encouraged to attend director education programs to stay up-to-date on the best practices and developments in corporate governance.

Board Annual Self-Assessment

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Engagement

We proactively engage with our stockholders and other stakeholders throughout the year on a broad range of topics that are of interest and priority to the company and our stockholders. These include business strategy and performance, corporate governance, executive compensation, and environmental sustainability, among other matters.

Our engagement enables us to better understand our stockholders’ priorities and perspectives, gives us an opportunity to elaborate on our initiatives, policies, practices, and disclosures, and fosters open and constructive dialogue. We share the feedback from these conversations with our Board, which considers these perspectives as part of its evaluation and review of our practices and disclosures. This engagement also provides us an opportunity to understand investor perspectives on topics raised in stockholder proposals and to provide insight to our Board, management team, and subject matter experts as they consider our practices and disclosures.

Throughout the year, we engage with institutional stockholders who hold a significant portion of our outstanding stock. Investor Relations in coordination with the Corporate Secretary team is responsible for leading our stockholder outreach, which may also include members of our senior executive team, management, and other experts across Alphabet.

Communications with our Board

Stockholders may contact our Board about bona fide issues or questions concerning Alphabet by sending an email or by writing to the Corporate Secretary as follows:

Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	Email: directors@abc.xyz

Any matter intended for our Board, or for any individual member or members of our Board, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication about bona fide issues concerning Alphabet delivered to the Corporate Secretary for forwarding to our Board or specified member or members will be forwarded in accordance with the stockholder’s instructions.

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Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 9, 2024, concerning, except as indicated by the footnotes:

•	Each person whom we know beneficially owns more than five percent of our Class A common stock or Class B common stock.
•	Each of our directors and nominees for our Board.
•	Each of our named executive officers (see the section titled “Executive Compensation” beginning on page 46 of this proxy statement).
•	All of our directors and executive officers as a group.

Unless otherwise noted in the footnotes, the address of each beneficial owner listed in the table is c/o Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 5,877,442,707 shares of Class A common stock and 866,994,411 shares of Class B common stock outstanding at April 9, 2024. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted. Non-voting Class C capital stock is not included in the table.

	Voting Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
					Total Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power(1) %
Executive Officers and Directors
Larry Page	—	—	389,051,160	44.9	26.7
Sergey Brin(2)	—	—	363,474,028	41.9	25.0
Sundar Pichai	227,560	*	—	—	*
Ruth M. Porat(3)	28,060	*	—	—	*
Prabhakar Raghavan	—	—	—	—	—
Philipp Schindler	—	—	—	—	—
Kent Walker	—	—	—	—	—
Frances H. Arnold	—	—	—	—	—
R. Martin “Marty” Chávez	—	—	—	—	—
L. John Doerr(4)	1,941,480	*	22,348,940	2.6	1.6
Roger W. Ferguson Jr.	—	—	—	—	—
John L. Hennessy(5)	33,160	*	—	—	*
K. Ram Shriram(6)	2,080,740	*	—	—	*
Robin L. Washington	—	—	—	—	—
All executive officers and directors as a group (14 persons)	4,311,000	*	774,874,128	89.4	53.3

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	Voting Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
					Total Voting
Name of Beneficial Owner	Shares	%	Shares	%	Power(1) %
Other > 5% Security Holders
BlackRock, Inc.(7)	415,076,460	7.1	—	—	2.9
Eric E. Schmidt(8)	6,879,424	*	54,115,182	6.2	3.8
The Vanguard Group(9)	493,782,758	8.4	—	—	3.4

(1)	Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each holder of Class B common stock is entitled to ten (10) votes per share of Class B common stock, and each holder of Class A common stock is entitled to one (1) vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis upon written notice to the transfer agent.
(2)	Includes (i) 172,700 shares of Class B common stock held by SMB Pacific 2021 Charitable Remainder Unitrust I, of which Sergey is the sole trustee; and (ii) 172,700 shares of Class B common stock held by SMB Pacific 2021 Charitable Remainder Unitrust II, of which Sergey is the sole trustee. The address for SMB Pacific 2021 Charitable Remainder Unitrust I and SMB Pacific 2021 Charitable Remainder Unitrust II is 555 Bryant Street, #376, Palo Alto, California 94301.
(3)	Consists of 28,060 shares of Class A common stock held by the Passfield Hall Foundation Inc. Ruth and her spouse are officers of the Passfield Hall Foundation Inc. and share voting and investment authority of the shares held by the Foundation. Ruth disclaims any pecuniary interest in shares held by the Passfield Hall Foundation Inc. The address for the Passfield Hall Foundation Inc. is 1251 Avenue of the Americas, 9th Floor, New York, New York 10020-1104.
(4)	Includes (i) 234,560 shares of Class A common stock held by The Austin 1999 Trust; (ii) 234,560 shares of Class A common stock held by The Hampton 1999 Trust; (iii) 1,402,660 shares of Class A common stock held by The Benificus Foundation; and (iv) 22,348,940 shares of Class B common stock held by Vallejo Ventures Trust. John is a trustee of The Austin 1999 Trust and The Hampton 1999 Trust and has voting and investment authority over the shares held by these trusts. John disclaims any pecuniary interest in these trusts. John is an officer and trustee of The Benificus Foundation and shares the investment authority over the shares held by The Benificus Foundation. John disclaims any pecuniary interest in the shares held by The Benificus Foundation. John is a trustee of Vallejo Ventures Trust and shares voting and investment authority over the shares held by such trust. The address for The Austin 1999 Trust and The Hampton 1999 Trust is c/o Kleiner Perkins, 2750 Sand Hill Road, Menlo Park, California 94025. The address for The Benificus Foundation and Vallejo Ventures Trust is 1180 San Carlos Ave., #717, San Carlos, California 94070.
(5)	Consists of 33,160 shares of Class A common stock held by the Hennessy 1993 Revocable Trust. John is a trustee of the Hennessy 1993 Revocable Trust and has voting and investment authority over the shares held by the Trust. The address for the Hennessy 1993 Revocable Trust is 580 Lomita Drive, Stanford, California 94305.
(6)	Includes (i) 125,366 shares of Class A common stock held by Ram’s spouse; (ii) 337,680 shares of Class A common stock held by Janket Ventures Limited Partnership; (iii) 516,564 shares of Class A common stock held by the 2021 RS Irrevocable Trust UAD 9/10/2021, of which Ram is the sole trustee (the 2021 RS GRAT); (iv) 515,044 shares of Class A common stock held by the 2021 VS Irrevocable Trust UAD 9/10/2021, of which Ram’s spouse is the sole trustee (the 2021 VS GRAT); (v) 220,410 shares of Class A common stock held by the 2022 RS Irrevocable Trust UAD 10/28/2022, of which Ram is the sole trustee (the 2022 RS GRAT); and (vi) 220,410 shares of Class A common stock held by the 2022 VS Irrevocable Trust UAD 10/28/2022, of which Ram’s spouse is the sole trustee (the 2022 VS GRAT). Each, the 2021 RS GRAT, the 2021 VS GRAT, the 2022 RS GRAT, and the 2022 VS GRAT (each, a GRAT, and collectively, the GRATs) has a 5-year term. During the term, Ram and his spouse each have sole voting and sole dispositive power over the shares held by the respective GRAT. Ram has voting and investment authority over the shares held by Janket Ventures Limited Partnership. The address for Janket Ventures L.P. and for all GRATs is 2475 Hanover Street, Suite 100, Palo Alto, California 94303.
(7)	Based on the most recently available Schedule 13G/A filed with the SEC on February 1, 2024 by BlackRock, Inc. BlackRock, Inc., a parent holding company through certain of its subsidiaries, beneficially owned 415,076,460 shares of Class A common stock with sole voting power over 372,226,550 shares and sole dispositive power over 415,076,460 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(8)	Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2024 by Eric E. Schmidt, The Schmidt Family Living Trust, The Schmidt Family Foundation, The Eric and Wendy Schmidt Fund for Strategic Innovation, Schmidt Ocean Institute and Special Strategies II, LLC. Comprises (i) 793,520 shares of Class A Common Stock held directly by Eric, (ii) 704,202 shares of Class B Common Stock held directly by Eric, (iii) 47,723,980 shares of Class B Common Stock beneficially held by The Schmidt Family Living Trust, of which Eric is a co-trustee, (iv) 3,223,546 shares of Class A Common Stock held by The Schmidt Family Foundation, of which Mr. Schmidt is a member of the board of directors and vice president, (v) 2,324,858 shares of Class A Common Stock held by The Eric and Wendy Schmidt Fund for Strategic Innovation, of which Eric is a member of the board of directors and president, (vi) 122,500 shares of Class A Common Stock held by the Schmidt Ocean Institute, of which Eric is a member of the board of directors and vice president, and (vii) 415,000 shares of Class A Common Stock held by Special Strategies II, LLC, of which Eric is the co-trustee of The Schmidt Equities Revocable Trust, its sole member. The address for Eric E. Schmidt, The Schmidt Family Living Trust, The Schmidt Family Foundation, The Eric and Wendy Schmidt Fund for Strategic Innovation, Schmidt Ocean Institute, and Special Strategies II, LLC is 1010 El Camino Real, Suite 200, Menlo Park, California 94025.
(9)	Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2024 by The Vanguard Group. The Vanguard Group, an investment adviser, beneficially owned through certain of its subsidiaries 493,782,758 shares of Class A common stock, with shared voting power over 7,901,474 shares, sole dispositive power over 468,284,480 shares, and shared dispositive power over 25,498,278 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

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Delinquent Section 16(A) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than ten percent of our Class A common stock, Class B common stock, and Class C capital stock to file with the SEC reports of ownership of our securities and changes in reported ownership. Based on a review of reports filed with the SEC, or written representations from reporting persons that all reportable transactions were reported, we believe that, during 2023, our directors, executive officers, and ten percent stockholders timely filed all reports that were required to be filed under Section 16(a), except: (i) Prabhakar’s transfers from his individual account to the account of the Prabhakar Raghavan, Srilatha Raghavan, Co-Trustees, UA 01-12-2000 Raghavan Living Trust of (a) 496 shares of Class C capital stock on May 9, 2022, (b) 22,229 shares of Class C capital stock on October 17, 2022, and (c) 22,213 shares of Class C capital stock on November 8, 2022 were reported on Form 4 filed with the SEC on September 27, 2023; and (ii) John Hennessy’s transfers from his individual account to the account of the John L. Hennessy and Andrea J. Hennessy Revocable Trust UAD 10/22/1993 of (a) 3,580 shares of Class C capital stock on March 14, 2023 was reported on Form 4 filed with the SEC on January 12, 2024; and (b) 2,444 shares of Class C capital stock on August 3, 2023 was reported on Form 4 filed with the SEC on September 11, 2023.

In making this statement, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our directors, executive officers, and ten percent stockholders.

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Certain Relationships and Related Transactions

Related Party Transactions Policy and Procedure

Our written Related Party Transactions Policy provides that we will only enter into or ratify a transaction with a related party when our Board, acting through the Audit Committee, determines that the transaction is in the best interests of Alphabet and our stockholders.

For the purposes of this policy, a related party means:

•	a member of our Board (or a nominee to our Board);
•	an executive officer;
•	any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;
•	any immediate family member of any of the persons listed above and any person (other than a tenant or employee) sharing the household of such persons; or
•	any firm, corporation, partnership, or other entity in which any of the persons listed above is a general partner or principal or in a similar position or in which any of the persons listed above has a five percent or greater beneficial ownership interest.

A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than five percent in, or as a director of, such entity that is a party to the transaction.

We review all known relationships and transactions in which Alphabet and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our legal staff, in consultation with our finance team, is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant stockholders with respect to related party transactions and then determining, based on the facts and circumstances, whether Alphabet or a related party has a direct or indirect interest in these transactions. On a periodic basis, our legal and finance teams review all transactions involving payments between Alphabet and any company that has our executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If our legal department determines that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. If advance approval of a transaction is not feasible, the chair of the Audit Committee may approve the transaction, and the Audit Committee may ratify the transaction in accordance with the Related Party Transactions Policy. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;
•	the nature of the related party’s interest in the transaction;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Alphabet and our stockholders;
•	the potential impact of the transaction on a director’s independence; and
•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

If a related party transaction will be ongoing, the Audit Committee may establish guidelines for us to follow in our ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to monitor compliance with the Audit Committee’s guidelines and that the related party transaction remains appropriate. Based on all relevant facts and circumstances, the Audit Committee will determine if it is in the best interests of Alphabet and its stockholders to continue, modify, or terminate the related party transaction.

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Related Party Transactions

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our certificate of incorporation, and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Use of Moffett Airfield

Pursuant to a 60-year lease agreement with NASA in early 2015, we became the operator of Moffett Airfield (the Airfield). Larry, Sergey, Eric E. Schmidt, and Ram, through their affiliated entities (the Founder Entities), have historically used and paid NASA applicable fees for the use of the Airfield for their personal aircraft. As the operator of the Airfield, we charge the Founder Entities fees for the use of the Airfield that are (i) non-preferential when compared to the fees charged to other private customers landing aircraft at the Airfield, and (ii) derived from rate schedules that are consistent with what an independent airfield services company believes, based on its industry experience, to be arm’s-length terms that are fair and reasonable to us as the operator. From the beginning of 2023 through March 31, 2024, we charged the Founder Entities approximately $995,300. These flights have not interfered with our business plans for use of the Airfield. The Audit Committee regularly reviews these fees. Larry, Sergey, Eric, and Ram do not have a material interest in any of the transactions described herein.

License of Hangar Space at Moffett Airfield

In December 2015, we entered into an agreement to license a portion of our hangar space at the Airfield to LTA Research & Exploration LLC (LTA), which is owned by an entity affiliated with Sergey. From the beginning of 2023 through March 31, 2024, we charged LTA approximately $9,309,450. The Audit Committee believes that this transaction has been conducted on arm’s-length terms that are fair and reasonable to us as the operator of the Airfield based on its review of market comparables that were further reviewed and validated by an independent real estate services firm. This license has not interfered with our business plans for the use of the Airfield. Sergey does not have a material interest in the transaction described herein.

License of Hangar Space at the San Jose International Airport

In November 2015, we entered into an agreement with BCH San Jose LLC (BCH) to license the use of a portion of BCH’s hangar space at the Mineta San Jose International Airport to hold Google’s corporate aircraft. Larry, Sergey, and Eric each own one-third interests in BCH, through their respective affiliated entities. From the beginning of 2023 through March 31, 2024, we paid approximately $1,655,650 to BCH. The Audit Committee reviewed market comparables and has deemed this transaction to be on terms, taken as a whole, no less favorable to us than terms generally available to an unaffiliated third-party under the same or similar circumstances. Larry, Sergey, and Eric do not have a material interest in the transaction described herein.

Investments in Certain Private Companies

Google and GV directly invested, or committed to invest, an aggregate of approximately $12,338,300 in certain private companies from the beginning of 2023 through March 31, 2024, in which Kleiner Perkins was a co-investor or existing investor. KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins and several of the managers of the fund, holds more than 10% of the outstanding shares of such private companies. In addition, from time to time, we sell to and purchase from companies in which Kleiner Perkins holds more than 10% of the outstanding shares, products and services in the ordinary course of our business. L. John Doerr is a managing director/member of the managing members of those funds. L. John Doerr does not have a material interest in any of the transactions described herein.

Office Building Lease

In July 2017, we purchased three office buildings in Mountain View, California, from an unaffiliated third-party seller. Pursuant to the purchase agreement, the seller’s existing leases were transferred to us, including a lease with Kitty Hawk Corporation (formerly Zee.Aero, Inc.), an entity affiliated with Larry. In June 2019, the lease was divided into three separate lease agreements. Kitty Hawk Corporation leased two of three buildings under separate agreements and these leases were set

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to expire in March 2024. In April 2023, Kitty Hawk requested early termination of two leases in exchange for full payment of all lease obligations through the full term of the lease. Leases were terminated on April 30, 2023 in exchange for Kitty Hawk paying all remaining lease and operating expense obligations through March 2024 in the amount of approximately $1,944,950.

The third building was leased to Wisk Aero LLC, an entity affiliated with Larry. In May 2023, Kitty Hawk and Larry disposed of their ownership in Wisk Aero LLC. From the beginning of 2023 through May 23, 2023, the closing date of the disposition, we charged Wisk Aero LLC approximately $473,680.

The Audit Committee believes these transactions have been conducted on arm’s-length terms that are fair and reasonable to us as the owner, based on its review of market comparables that were further reviewed and validated by an independent real estate services firm. Larry does not have a material interest in the transactions described herein.

Certain Relationships

From time to time, we engage in certain transactions with other companies affiliated with our directors, executive officers, and significant stockholders or their immediate family members. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis and do not represent a material interest to such parties.

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Director Compensation

Board Compensation Arrangements for Non-Employee Directors

Alphabet’s director compensation program is designed to attract and retain highly qualified non-employee directors. Our program aligns director compensation with compensation offered by peer companies (identified in Section 2 of the “Compensation Discussion and Analysis”) that compete with us for talent.

We designed the program to address the time, effort, expertise, and accountability required of active board membership. The Governance Committee and Compensation Committee believe that annual compensation for non-employee directors should consist of both cash and equity to compensate members for their service on our Board and its committees and to align their interests with those of our stockholders. By vesting over multiple years, equity also creates an incentive for continued service on our Board.

The Governance Committee and the Compensation Committee jointly review the compensation program for non-employee directors on an annual basis. In addition, the Compensation Committee reviews the director compensation program with and considers guidance from its independent compensation consultants, Compensia Inc. and Semler Brossy Consulting Group LLC.

In July 2023, we awarded our standard ongoing compensation, payable in arrears, to each of our non-employee directors for services provided between our 2022 Annual Meeting of Stockholders on June 1, 2022 and our 2023 Annual Meeting of Stockholders on June 2, 2023. This included a $75,000 annual cash retainer and an annual $350,000 Class C Google Stock Unit (GSU) grant. To John L. Hennessy, we paid an additional $25,000 annual cash retainer and an additional annual $150,000 Class C GSU grant for his role as the non-executive Chair of our Board. To Ann Mather, we also paid an additional $25,000 annual cash retainer for her role as the Audit Committee Chair.

We awarded the above-mentioned cash retainers and GSU grants to our non-employee directors on July 5, 2023, the first Wednesday of the month following the month of our 2023 Annual Meeting of Stockholders. GSUs entitle the holder to receive one share of Class C capital stock for each share underlying the GSU grant as each GSU vests. The exact number of GSUs comprising the equity awards was calculated by dividing the target dollar value of the award by the average closing price of Class C capital stock during the month of June 2023, rounded up to the nearest whole share. Annual GSU grants made to our non-employee directors are intended to vest at the rate of 1/48th monthly, beginning on the 25th day of the month following the grant date until fully vested, subject to continued service on our Board through the applicable vesting dates. GSUs granted to our non-employee directors will immediately vest in full upon termination of service on the Board by reason of death.

Ann Mather resigned as a member of our Board and the Audit Committee effective October 31, 2023. In connection with her service between our 2023 Annual Meeting of Stockholders on June 2, 2023 and her resignation on October 31, 2023, we paid Ann $40,755 in November 2023, which represents the total prorated value of Ann’s $75,000 annual cash retainer as a non-employee director and the additional $25,000 annual cash retainer for her role as the Audit Committee Chair.

We reimburse our non-employee directors for reasonable out-of-pocket expenses in connection with their attendance at our Board and committee meetings.

Under Alphabet’s Amended and Restated 2021 Stock Plan, the aggregate amount of stock-based and cash-based awards that may be granted to any non-employee director in respect of any calendar year, solely with respect to his or her service as a member of our Board, is limited to $1.5 million.

To further align directors’ interests with those of our stockholders, each non-employee director is required to own shares of Alphabet stock equal in value to at least $1.0 million. Each director has five years from the date he or she became a director to comply with this ownership requirement. All of our non-employee directors either met this minimum stock ownership requirement as of December 31, 2023 or were within the grace period noted above to come into compliance with these requirements.

During 2023, Larry, Sergey, and Sundar served as our employee directors and did not receive any compensation for their services as members of our Board. Please see the section titled “Executive Compensation” for more information about compensation paid to Sundar, who was a named executive officer during 2023.

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Director Compensation for 2023

The following table summarizes compensation earned by our directors other than Sundar during 2023.

	Fees Earned or	Stock	All Other
	Paid in Cash	Awards	Compensation	Total
Name	($)	($)(1)	($)	($)
Frances H. Arnold(2)	75,000	348,392	—	423,392
R. Martin “Marty” Chávez(3)	75,000	348,392	—	423,392
Sergey Brin(4)	—	—	1	1
L. John Doerr(2)	75,000	348,392	—	423,392
Roger W. Ferguson Jr.(2)	75,000	348,392	—	423,392
John L. Hennessy(5)	100,000	497,633	—	597,633
Ann Mather(6)	140,755	348,392	—	489,147
Larry Page(4)	—	—	1	1
K. Ram Shriram(2)	75,000	348,392	—	423,392
Robin L. Washington(2)	75,000	348,392	—	423,392

(1)	The amounts reported in the Stock Awards column reflect the aggregate grant date fair value of GSUs granted to our non-employee directors in 2023 calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (Compensation – Stock Compensation). The grant date fair value of each GSU award is measured based on the closing price of Class C capital stock on the date of grant. The grant date fair value of GSUs granted to the non-employee directors on July 5, 2023 (the GSU grant following the 2023 Annual Meeting of Stockholders) was $122.63 per share.
(2)	On December 31, 2023, there were 6,126 Class C GSUs outstanding for Frances, John Doerr, Roger, Ram, and Robin.
(3)	On December 31, 2023, there were 8,185 Class C GSUs outstanding for Marty.
(4)	Co-Founders Larry and Sergey serve as employee directors and do not receive any compensation for their services as members of our Board. Their “All Other Compensation” reflects an annual employee salary of $1.
(5)	On December 31, 2023, there were 8,731 Class C GSUs outstanding for John Hennessy.
(6)	Ann resigned as a member of our Board and the Audit Committee effective October 31, 2023. Subsequently, Ann received a prorated payment for her service from our 2023 Annual Meeting of Stockholders on June 2, 2023 to October 31, 2023. The payment amount was $40,755, which represents the total prorated value of Ann’s annual cash retainer as a non-employee director ($75,000) and the additional annual cash retainer for her role as Audit Committee Chair ($25,000). This is in addition to Ann’s standard ongoing compensation of $100,000 paid in arrears in June 2023, in connection with her service between our 2022 Annual Meeting of Stockholders on June 1, 2022 and our 2023 Annual Meeting of Stockholders on June 2, 2023.

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Executive Compensation

Compensation Discussion and Analysis

Overview

Our Compensation Discussion and Analysis (CD&A) includes a detailed discussion of compensation for five named executive officers during the fiscal year ended December 31, 2023:

Sundar Pichai	Ruth M. Porat	Prabhakar Raghavan	Philipp Schindler	Kent Walker
Chief Executive Officer, Alphabet and Google, and Director, Alphabet	President and Chief Investment Officer; Chief Financial Officer, Alphabet and Google	Senior Vice President, Knowledge and Information, Google	Senior Vice President, Chief Business Officer, Google	President, Global Affairs, Chief Legal Officer and Secretary, Alphabet and Google

Section 1—Executive Summary

Compensation Philosophy

We designed our employee and executive compensation programs to support three goals:

•	Attract and retain the world’s best talent
•	Support our culture of innovation and performance
•	Align employee and stockholder interests

We pay employees competitively compared to other opportunities they might have in the market. We also offer competitive benefits to promote the health and wellbeing of our employees, provide certain perks that make life and work more convenient, design compelling job opportunities aligned with our mission, and create a fun and energizing work environment.

We believe in pay for performance, which is reflected in our compensation design. The proportion of overall pay tied to performance is higher for employees at more senior levels in the organization, reflecting their opportunity to have more impact on company performance.

We use equity awards that vest over time to align employee and stockholder interests and provide incentive for continued service. We believe that retaining and developing the best talent over the long-term is a key factor in our business success and ability to continue creating value for our stockholders. We require our named executive officers and other senior executives to maintain certain levels of holdings of Alphabet stock. See Section 4 of this CD&A for a description of our minimum stock ownership requirements.

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Section 2—Determining Competitive Levels of Pay

Our executive compensation decisions are informed by competitive market data in addition to the reviews of individual roles and performance. We use peer group data to obtain compensation benchmarks for our named executive officers.

Each year, we review our peer group and our evaluation criteria. In October 2022, we determined our peer group for 2023 compensation by evaluating potential comparator companies against the following criteria:

•	High-technology or media company
•	Key talent competitor
•	High-growth, with a minimum of 50% of Alphabet’s revenue growth and/or headcount growth over the previous two-year period
•	$25 billion or more in annual revenue
•	$100 billion or more in market capitalization

Considering these criteria, in October 2022, the Compensation Committee selected the following peer companies for 2023 (which were the same peer companies the Compensation Committee used for 2022):

Amazon.com, Inc.	Intel Corporation	Netflix, Inc.
Apple Inc.	International Business Machines Corporation	Oracle Corporation
Cisco Systems, Inc.	Meta Platforms, Inc.	Salesforce, Inc.
Comcast Corporation	Microsoft Corporation	The Walt Disney Company

When appropriate, we supplement publicly available peer group data with compensation data for comparable opportunities at other S&P 500 companies and startup organizations.

Process for Determining Compensation

We regularly review our compensation levels against our peer group and comparable opportunities. We also assess executives based on their individual performance and overall company performance. Management uses this information to develop compensation recommendations for our named executive officers. The Compensation Committee, comprised entirely of independent directors, then reviews these recommendations, considers any relevant guidance from their independent compensation consultants, and makes the final decision on compensation for our named executive officers.

Compensation Consultants

The Compensation Committee directly engaged both Compensia Inc. and Semler Brossy Consulting Group LLC as independent compensation consultants in 2023. The consulting firms provide input, analysis, and guidance on Alphabet and Google’s executive compensation, peer groups, compensation design, equity usage and allocation, risk assessment, and human capital management. Both firms report directly to the Compensation Committee rather than to management, and the firms provided no services to Alphabet other than those in support of the Compensation Committee. The Compensation Committee has evaluated the independence of both consultants and concluded that their work does not raise any conflicts of interest.

Say-on-Pay and Say-When-on-Pay

We hold our advisory vote on named executive officer compensation (commonly known as a “say-on-pay” vote) every three years, and hold our advisory vote on the frequency of future say-on-pay votes (commonly known as “say-when-on-pay” vote) every six years. We will hold our next advisory say-on-pay vote at the 2026 annual meeting of stockholders, and will hold our next advisory say-when-on-pay vote at the 2029 annual meeting of stockholders. The Compensation Committee annually reevaluates our compensation practices to determine how they might be improved and considers prior say-on-pay vote results, among other considerations, in such reevaluation.

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Section 3—Elements of Pay and Fiscal Year 2023 Pay Decisions

Base Salary

We use salaries to provide employees, including our named executive officers, a steady income in line with their contributions to our business, skills, experiences, and the job opportunities available to them outside of Alphabet, as appropriate.

In 2023, the Compensation Committee maintained the annual salaries of Ruth, Prabhakar, Philipp, and Kent at $1.0 million. Sundar’s base salary remained at $2.0 million.

Environmental, Social, and Governance Bonus

In 2022, the Compensation Committee approved an annual environmental, social, and governance bonus for members of Alphabet’s senior executive team, including our named executive officers Ruth, Prabhakar, Philipp, and Kent. The discretionary bonus provides individual participants with a maximum $2.0 million annual cash bonus opportunity, based on contributions to the company’s performance against our environmental and social goals. The bonus includes an environmental and a social component, each with a maximum potential payout of $1.0 million. The Compensation Committee is responsible for determining payout of this bonus for each participant, taking into consideration the CEO’s review of company-wide performance and individual contributions made by each participant.

For 2023 performance, the Compensation Committee considered our progress and key accomplishments against environmental and social goals. For the environmental component, the Compensation Committee considered our technical leadership in addressing environmental topics and operating sustainably, as well as our programs to provide additional information and insights for both consumers and enterprise customers. For the social component, the Compensation Committee considered our progress on multiple initiatives, including the steps taken to design and build products for a global audience. For more detailed information and metrics on how we are making progress across a wide range of goals, please see our reports from 2023 at https://about.google/commitments/reports/, including our environmental, diversity, supply chain, and economic impact reports.

The Compensation Committee then considered Ruth, Prabhakar, Philipp, and Kent’s individual and collective accomplishments and contributions toward these goals. In this assessment, the Compensation Committee decided to align the amounts of the 2023 bonus payouts for all four individuals in recognition of the central and complementary role that each participant has played, both as individuals and as a group, in advancing our initiatives in these areas. The cash value of each individual’s 2023 bonus is $1.5 million.

Equity Awards

We grant equity awards to our named executive officers to reinforce management’s focus on long-term stockholder value and commitment to the company. The Compensation Committee regularly evaluates the structure of these equity awards to ensure the right balance of time- and performance-based equity that supports the objectives of our compensation philosophy, aligns with our business priorities, and considers the perspectives of our stockholders.

The Compensation Committee utilizes a combination of GSUs and performance stock units (PSUs) to reward our named executive officers. To determine individual grant values and the proportion of GSUs and PSUs, the Compensation Committee considers the following elements:

•	Market compensation values and practices for performance-based equity awards, including peers and S&P 100 companies.
•	Alphabet’s overall business performance, and the scope of role, impact, and performance of each recipient.
•	Each recipient’s outstanding and unvested equity awards, and the vesting schedules of those awards.
•	The resulting compensation at target and maximum performance values for each recipient.

Beginning in 2022, the Compensation Committee has granted a combination of GSUs and PSUs to our named executive officers, Ruth, Prabhakar, Philipp, and Kent, as part of our annual equity award structure for non-CEO named executive officers. This annual equity award structure was the conclusion of a multi-year transition from the previous compensation structure of biennial GSU awards that vested over a four-year period to our current structure of annual awards divided into GSUs and PSUs that each vest over a three-year period.

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The GSU awards vest quarterly over three years in equal installments. The PSU awards will vest, if at all, based on Alphabet’s total shareholder return (TSR) performance relative to the companies comprising the S&P 100 over the applicable performance period, subject to continued employment on the vesting date. The number of PSUs vesting will be determined after the end of the performance period based on the established payout curve. Depending upon performance, the number of PSUs that vest will range from 0%-200% of the target number of PSUs. Upon vesting, each PSU and GSU will entitle the recipient to receive one share of Class C capital stock.

Based on the aforementioned criteria, in 2023, the Compensation Committee determined to grant the following equity awards for each of our named executive officers. See the following sections and the “Grants of Plan-Based Awards in 2023” table on page 54 for further details on the awards’ performance criteria and vesting.

					Aggregate
	Number of	Target GSU		Target PSU	Target
	GSUs	Award Value	Number of	Award Value	Award	Grant
Named Executive	Granted(1)	($)	PSUs Granted(1)	($)	Value ($)	Cadence
Sundar Pichai	—	—	—	—	—	—
Ruth M. Porat	169,253	18,000,000	47,015	5,000,000	23,000,000	Annual
Prabhakar Raghavan	216,268	23,000,000	112,835	12,000,000	35,000,000	Annual
Philipp Schindler	216,268	23,000,000	112,835	12,000,000	35,000,000	Annual
Kent Walker	169,253	18,000,000	47,015	5,000,000	23,000,000	Annual

(1)	The exact number of GSUs and PSUs comprising the equity awards was calculated by dividing the target dollar value of the award by the average closing price of Class C capital stock during the month of April 2023 ($106.35), rounded up to the nearest whole share.

2023 Equity Awards for Ruth, Prabhakar, Philipp, and Kent

In May 2023, the Compensation Committee granted a combination of GSUs and PSUs to Ruth, Prabhakar, Philipp, and Kent as part of our annual equity award structure.

1/6th of the GSU awards vested on June 25, 2023, and an additional 1/12th vests quarterly thereafter. The PSU awards will vest, if at all, on December 31, 2025, based on Alphabet’s TSR performance relative to the companies comprising the S&P 100 over a 2023-2025 performance period, subject to continued employment on the vesting date. The payout structure and time period of these PSUs mirror the structure of prior PSUs granted to Ruth, Prabhakar, Philipp, and Kent. The number of PSUs vesting will be determined after the end of the performance period based on the payout curve illustrated below. Depending upon performance, the number of PSUs that vest will range from 0%-200% of target. Upon vesting, each PSU and GSU will entitle the recipient to receive one share of Alphabet’s Class C capital stock.

(1)	The number of PSUs vesting will be determined by linear interpolation for relative TSR ranks between the 25th and 50th percentile and between the 50th and 75th percentile.

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2021 PSU Awards Vest for Ruth, Prabhakar, Philipp, and Kent

The 2021-2023 performance period for the PSUs awarded to Ruth, Prabhakar, Philipp, and Kent in April 2021 ended on December 31, 2023. The 2021 PSU awards provided that if the TSR performance of Alphabet relative to companies comprising the S&P 100 is above the 75th percentile for a three-year performance period ending December 31, 2023, the maximum number of PSUs vest in full. Alphabet’s TSR for the three-year performance period was 60.19%, which ranked Alphabet’s TSR at the 79.80th percentile. On February 7, 2024, Ruth, Prabhakar, Philipp, and Kent earned 200% of their respective target PSU awards (totaling 97,120 shares for Ruth, 194,200 shares for Prabhakar, 194,200 shares for Philipp, and 97,120 shares for Kent) upon certification by the Compensation Committee based on the satisfaction of performance criteria underlying the award.

Section 4—Other Compensation Information

The first three sections of this CD&A describe how we think about compensation and how that affects our pay practices. Other compensation-related details that may be important considerations for our investors are discussed in this section.

Risk Considerations

The Compensation Committee reviews our compensation programs continuously throughout the year to assess and mitigate against material risks. In addition, in January 2024, the Compensation Committee reviewed a comprehensive annual evaluation conducted by Alphabet management of all our 2023 compensation programs and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company.

The Compensation Committee believes that the design of our annual and long-term incentives focuses performance on long-term value creation and discourages short-term risk taking at the expense of long-term results. A substantial portion of employees’ compensation is delivered in the form of equity awards, further aligning their interests with those of stockholders.

The Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•	Our Board as a whole has responsibility for risk oversight and regularly reviews reports on the deliberations of its committees. In addition, our Board reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs.
•	Through discussions with management, the Compensation Committee gains insight into a reasonable range of future company performance expectations. This information is incorporated into decisions regarding the compensation of our named executive officers.
•	The majority of compensation provided to our named executive officers is delivered through equity awards, with payout based on long-term company performance. Our GSU awards vest over a long-term period, and our PSU awards are earned based on company performance. As the compensation of our named executive officers is tied to long-term performance, their interests are closely aligned with our stockholders’ interests and they are motivated to carefully assess risks to the company to protect their compensation.

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•	Given that equity compensation comprises a high percentage of our named executive officers’ overall pay:

►	Our equity awards are subject to vesting conditions and performance goals that promote focus on long-term interests rather than only short-term results and create compelling incentives for executive retention.
►	Our named executive officers are subject to, and are in compliance with, Alphabet’s minimum stock ownership requirements (detailed in the Minimum Stock Ownership Requirements section below). This ensures that each named executive officer will hold a certain amount of our equity to further align his or her interests with those of our stockholders over the long term.
►	We prohibit all speculative, short-sale, short-term, and hedging transactions involving our securities. As a result, our named executive officers cannot insulate themselves from the effects of poor stock performance.
►	We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee.

Timing of Equity Award Grants

The effective grant date for equity awards to employees, members of our Board, and non-employee advisors is typically the first non-holiday Wednesday of the month following the date on which the equity award is approved by the Compensation Committee, unless otherwise specified by our Board or the Compensation Committee.

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Minimum Stock Ownership Requirements

To align our named executive officers’ interests with those of our stockholders, our Board has instituted minimum stock ownership requirements under our Corporate Governance Guidelines.

In April 2022, we increased our minimum stock ownership requirements as follows: (i) the Founders of Google and the Chief Executive Officer of Alphabet and Google shall each own shares of Alphabet stock equal in value to at least $35.0 million; and (ii) senior vice presidents of Alphabet or Google shall each own shares of Alphabet stock equal in value to at least $7.5 million.

The Chief Executive Officer of Alphabet and Google, and senior vice presidents of Alphabet or Google shall have five years from hire or promotion to their respective levels to comply with the minimum stock ownership requirements. Alphabet advisors who do not receive annual equity awards and the chief executive officers of Alphabet’s Other Bets are exempt from the minimum stock ownership requirements.

All of our named executive officers met the applicable minimum stock ownership requirements as of December 31, 2023.

Insider Trading, Hedging, and Pledging Policies

Our policy against insider trading prohibits all employees and our non-employee directors from engaging in any speculative or hedging transactions in our securities. We prohibit hedging transactions such as puts, calls, collars, swaps, forward sale contracts, exchange funds, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Alphabet’s securities. No employee or non-employee director may engage in short sales of Alphabet securities, hold Alphabet securities in a margin account, or pledge Alphabet securities as collateral for a loan.

Perquisites and Other Benefits

Like all employees, our named executive officers are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans; flexible spending accounts for health and dependent care; life, accidental death and dismemberment, disability, and travel insurance; survivor income benefit; employee assistance programs (e.g., confidential counseling); matching gift program; and paid time off. We also pay life insurance premiums for all employees (other than Larry and Sergey).

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In addition, we maintain a tax-qualified 401(k) retirement savings plan with both pre-tax and after-tax Roth savings features for eligible employees, including our named executive officers. In 2023, we provided a company match equal to the greater of 100% of contributions up to $3,000 or 50% of contributions up to $22,500, the maximum contribution under the Internal Revenue Code for employees younger than 50, for a maximum match of $11,250 per employee (other than Larry and Sergey). Our company match is fully vested at the time of contribution. Participants are not taxed on their pre-tax contributions or earnings on those contributions until distribution, but pre-tax contributions and all company matching contributions are deductible by us when made. Participants are taxed on their after-tax Roth contributions, and all company matching contributions and after-tax Roth contributions are deductible by us when made.

In 2023, we paid for personal security and company car use for Sundar, incremental costs related to the personal use of non-commercial aircraft for Sundar, Ruth, Prabhakar, Philipp, and Kent, and tax preparation services for Philipp. Pursuant to our Non-Commercial Aircraft Policy, which sets forth the guidelines and procedures for the personal use of non-commercial aircraft, named executive officers and their guests may use company aircraft with appropriate approvals and pay tax on any associated imputed income.

Clawback Policy

In October 2023, the Compensation Committee adopted the Alphabet Inc. Clawback Policy in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, and the associated Listing Rules of Nasdaq.

No Additional Executive Benefit Plans

Since we do not generally differentiate the benefits we offer our named executive officers from the benefits we offer other employees, we do not maintain any benefit plans that cover only named executive officers. We also do not maintain any executive retirement programs such as executive pension plans or supplemental executive retirement plans.

Leadership Development, Inclusion and Compensation Committee Report

The Leadership Development, Inclusion and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Leadership Development, Inclusion and Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in this proxy statement.

LEADERSHIP DEVELOPMENT, INCLUSION AND COMPENSATION COMMITTEE

Robin L. Washington, Chair

L. John Doerr

K. Ram Shriram

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2023 Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned or received by, our named executive officers for the fiscal years ended December 31, 2023, 2022, and 2021.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Sundar Pichai Chief Executive Officer, Alphabet and Google, and Director	2023	2,000,000	—		—	6,802,824	(7)	8,802,824
	2022	2,000,000	218,037,684		—	5,947,461		225,985,145
	2021	2,000,000	—		—	4,322,599		6,322,599
Ruth M. Porat President and Chief Investment Officer; Chief Financial Officer, Alphabet and Google	2023	1,000,000	24,831,430	(5)	1,500,000	15,700		27,347,130
	2022	1,000,000	22,663,723		775,000	15,046		24,453,769
	2021	650,000	13,995,065		—	17,411		14,662,476
Prabhakar Raghavan Senior Vice President, Knowledge and Information, Google	2023	1,000,000	39,438,939	(6)	1,500,000	11,737		41,950,676
	2022	1,000,000	35,295,496		775,000	10,329		37,080,824
	2021	650,000	27,984,366		—	13,643		28,648,009
Philipp Schindler Senior Vice President, Chief Business Officer, Google	2023	1,000,000	39,438,939	(6)	1,500,000	14,032		41,952,971
	2022	1,000,000	35,295,496		775,000	22,200	(8)	37,092,695
	2021	650,000	27,984,366		—	35,545	(8)	28,669,911
Kent Walker President, Global Affairs, Chief Legal Officer, and Secretary, Alphabet and Google	2023	1,000,000	24,831,430	(5)	1,500,000	11,737		27,343,167
	2022	1,000,000	22,663,723		775,000	12,541		24,451,264
	2021	650,000	13,995,065		—	12,697		14,657,762
(1)	Salaries reflect each named executive officer’s stated annual salary for the relevant fiscal year. Salaries include amounts deferred pursuant to Section 401(k) of the Internal Revenue Code.
(2)	Amounts reflect the aggregate grant date fair value of GSUs and PSUs computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of the value that will be realized if and when vesting occurs. The grant date fair value of each GSU award is measured based on the closing price of Class C capital stock on the date of grant. The grant date fair value of each PSU award is measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant (as calculated in accordance with FASB ASC Topic 718 and SEC Staff Accounting Bulletin Topic 14). The Monte Carlo simulation model for the PSUs assumes that the stock prices of Alphabet and the peer firms follow a correlated geometric Brownian motion. Under this model, the daily stock prices for Alphabet and peer firms were simulated over the remaining performance period using volatilities and correlations calculated from daily stock returns over a lookback term from the grant date. The valuation was done under a risk-neutral framework using the term-matched zero-coupon risk-free interest rate derived from the Treasury Constant Maturities yield curve on the grant date.
(3)	As described under the “Environmental, Social, and Governance Bonus” section, these amounts reflect bonus awards paid out on March 22, 2024 for performance in 2023.
(4)	Generally consists of our 401(k) plan or Roth plan company match of up to $11,250, personal use of company aircraft, and personal use of a company car, unless otherwise noted. The aggregate incremental cost of personal use of the company aircraft is calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The charge reflects the direct operating cost of the aircraft, including fuel, additives and lubricants, an allocable allowance for airframe, engine and APU maintenance and restoration, crew travel expenses, on-board catering, and trip-related landing/hangar/ramp fees and parking costs. This charge does not include any fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, home hangar expenses, and general taxes and insurance.
(5)	The grant date fair value of the GSU award, $17,961,128, is measured based on the closing price of Class C capital stock on the date of grant. The grant date fair value of the PSU award, $6,870,302, is measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant. Assuming the maximum achievement of the TSR performance goals, the aggregate market value of the PSUs on the date of grant would be $9,978,464. See “Equity Awards” under Section 3 of the CD&A and the “Grants of Plan-Based Awards in 2023” table for details on the GSUs and PSUs awarded.
(6)	The grant date fair value of the GSU award, $22,950,360, is measured based on the closing price of Class C capital stock on the date of grant. The grant date fair value of the PSU award, $16,488,579, is measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant. Assuming the maximum achievement of the TSR performance goals, the aggregate market value of the PSUs on the date of grant would be $23,948,100. See “Equity Awards” under Section 3 of the CD&A and the “Grants of Plan-Based Awards in 2023” table for details on the GSUs and PSUs awarded.
(7)	Includes $6,775,631 for personal security.
(8)	These values have been updated to reflect additional amounts in respect of tax preparation services ($7,928 in 2021 and $11,386 in 2022) that were inadvertently omitted from the Summary Compensation Table in the company’s fiscal year 2021 and 2022 proxy statements.

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Grants of Plan-Based Awards in 2023

The following table provides information regarding the equity awards granted in 2023 to our named executive officers.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)				Equity Grants
Name	Grant Date	Date of Approval of Equity Awards by Committee	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)		Grant Date Fair Value of Stock Awards(3) ($)
Ruth M. Porat	N/A	N/A	—	2,000,000	2,000,000
Ruth M. Porat	5/3/2023	4/18/2023				—	—		—	169,253	(4)	17,961,128
Ruth M. Porat	5/3/2023	4/18/2023				23,508	47,015	(4)	94,030	—		6,870,302
Prabhakar Raghavan	N/A	N/A	—	2,000,000	2,000,000
Prabhakar Raghavan	5/3/2023	4/18/2023				—	—		—	216,268	(4)	22,950,360
Prabhakar Raghavan	5/3/2023	4/18/2023				56,418	112,835	(4)	225,670	—		16,488,579
Philipp Schindler	N/A	N/A	—	2,000,000	2,000,000
Philipp Schindler	5/3/2023	4/18/2023				—	—		—	216,268	(4)	22,950,360
Philipp Schindler	5/3/2023	4/18/2023				56,418	112,835	(4)	225,670	—		16,488,579
Kent Walker	N/A	N/A	—	2,000,000	2,000,000
Kent Walker	5/3/2023	4/18/2023				—	—		—	169,253	(4)	17,961,128
Kent Walker	5/3/2023	4/18/2023				23,508	47,015	(4)	94,030	—		6,870,302
(1)	The company’s non-equity incentive plan award is the environmental, social, and governance bonus opportunity, which consists of a target and maximum of $2.0 million and no threshold value. See “Environmental, Social, and Governance Bonus” under Section 3 of the CD&A for details on the bonus opportunity.
(2)	If performance results in a fractional number of shares, the resulting number of shares is rounded up to the nearest whole share.
(3)	GSUs and PSUs are shown at their aggregate grant date fair value in accordance with FASB ASC Topic 718. The fair value of GSUs is measured based on the closing price of Class C capital stock on the date of grant, and the fair value of PSUs is measured using a Monte Carlo simulation model, as PSUs contain a market condition at the time of grant (as calculated in accordance with FASB ASC Topic 718 and SEC Staff Accounting Bulletin Topic 14). The Monte Carlo simulation model for the PSUs assumes that the stock prices of Alphabet and the peer firms follow a correlated geometric Brownian motion. Under this model, the daily stock prices for Alphabet and peer firms were simulated over the remaining performance period using volatilities and correlations calculated from daily stock returns over a lookback term from the grant date. The valuation was done under a risk-neutral framework using the term-matched zero-coupon risk-free interest rate derived from the Treasury Constant Maturities yield curve on the grant date. See “Equity Awards” under Section 3 of the CD&A for details on the GSUs and PSUs awarded.
(4)	The exact number of GSUs and PSUs comprising the equity award was calculated by dividing the target GSU and PSU grant values by the average closing price of Class C capital stock during the month of April 2023 ($106.35), rounded up to the nearest whole share number.

Description of Plan-Based Awards

The GSUs and PSUs granted to our named executive officers in 2023 were granted under Alphabet’s Amended and Restated 2021 Stock Plan in accordance with its terms and the applicable award agreements. See footnotes to the “Outstanding Equity Awards at 2023 Fiscal Year-End” table on page 55 for a description of the vesting schedule of the GSUs and PSUs reported in the “Grants of Plan-Based Awards in 2023” table above.

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Outstanding Equity Awards at 2023 Fiscal Year-End

The following table provides information on the holdings of unvested GSUs and PSUs by our named executive officers as of December 31, 2023. There are no longer any stock options outstanding for any of our named executive officers.

			Stock Awards
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Number of Unearned Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested(1) ($)
Sundar Pichai	12/19/2022	(3)	595,049	83,860,256	—	—
	12/19/2022	(4)	—	—	1,338,859	188,685,399
Ruth M. Porat	5/3/2023	(5)	112,836	15,901,977	—	—
	5/3/2023	(6)	—	—	47,015	6,625,824
	1/5/2022	(7)	41,200	5,806,316	—	—
	1/5/2022	(8)	—	—	34,340	4,839,536
	4/7/2021	(9)	—	—	97,120	13,687,122
Prabhakar Raghavan	5/3/2023	(5)	144,179	20,319,146	—	—
	5/3/2023	(10)	—	—	112,835	15,901,837
	1/5/2022	(7)	52,640	7,418,555	—	—
	1/5/2022	(11)	—	—	82,400	11,612,632
	4/7/2021	(12)	—	—	194,200	27,368,606
Philipp Schindler	5/3/2023	(5)	144,179	20,319,146	—	—
	5/3/2023	(10)	—	—	112,835	15,901,837
	1/5/2022	(7)	52,640	7,418,555	—	—
	1/5/2022	(11)	—	—	82,400	11,612,632
	4/7/2021	(12)	—	—	194,200	27,368,606
Kent Walker	5/3/2023	(5)	112,836	15,901,977	—	—
	5/3/2023	(6)	—	—	47,015	6,625,824
	1/5/2022	(7)	41,200	5,806,316	—	—
	1/5/2022	(8)	—	—	34,340	4,839,536
	4/7/2021	(9)	—	—	97,120	13,687,122
(1)	The market value of unvested GSUs and PSUs is calculated by multiplying the number of unvested GSUs and PSUs held by the named executive officer by the closing price of Class C capital stock on December 29, 2023, which was $140.93 per share.
(2)	The number of PSUs included in the table assumes achievement of market-based goals at the target level, except for the 2021 PSUs awarded to Ruth, Prabhakar, Philipp, and Kent, which are shown at a payout of 200% payout based on actual performance for the performance period that ended December 31, 2023.
(3)	This award vests as follows: 1/12th of GSUs vested on March 25, 2023 and an additional 1/12th vests quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(4)	This award vests as follows: any PSUs vesting per the applicable grant agreement with respect to the January 1, 2023 to December 31, 2024 performance period (Target = 669,429 shares, but between 0 and 1,338,858 shares may vest in accordance with the performance requirements in the applicable grant agreement) shall vest within 45 days after December 31, 2024 (2022 Tranche A); and any PSUs vesting per the applicable grant agreement with respect to the January 1, 2023 to December 31, 2025 performance period (Target = 669,430 shares, but between 0 and 1,338,860 shares may vest in accordance with the performance requirements in the applicable grant agreement) shall vest within 45 days after December 31, 2025 (2022 Tranche B).
(5)	This award vests as follows: 1/6th of GSUs vested on June 25, 2023 and an additional 1/12th vests quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(6)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2023 to December 31, 2025 performance period, the target is 47,015 shares, but between 0 and 94,030 shares may vest in accordance with the performance requirements in the applicable grant agreement.

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(7)	This award vests as follows: 1/12th of GSUs vested on March 25, 2022 and an additional 1/12th vests quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(8)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2022 to December 31, 2024 performance period, the target is 34,340 shares, but between 0 and 68,680 shares may vest in accordance with the performance requirements in the applicable grant agreement.
(9)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2021 to December 31, 2023 performance period, the Compensation Committee determined on February 7, 2024 that based on the company’s performance, Ruth and Kent earned 200% of the target number of PSUs (97,120 shares).
(10)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2023 to December 31, 2025 performance period, the target is 112,835 shares, but between 0 and 225,670 shares may vest in accordance with the performance requirements in the applicable grant agreement.
(11)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2022 to December 31, 2024 performance period, the target is 82,400 shares, but between 0 and 164,800 shares may vest in accordance with the performance requirements in the applicable grant agreement.
(12)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2021 to December 31, 2023 performance period, the Compensation Committee determined on February 7, 2024 that based on the company’s performance, Prabhakar and Philipp earned 200% of the target number of PSUs (194,200 shares).

Stock Vested in Fiscal 2023

The following table provides information for the named executive officers regarding GSUs that vested during the year ended December 31, 2023, before payment of any applicable withholding tax.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Sundar Pichai	1,627,784	155,424,727
Ruth M. Porat	283,997	35,955,437
Prabhakar Raghavan	327,309	41,469,196
Philipp Schindler	367,829	46,564,808
Kent Walker	283,997	35,955,437
(1)	The value realized on vesting is calculated as the product of (a) the number of shares of Class C capital stock underlying the GSUs that vested and (b) the closing price of Class C capital stock on the day before vesting.

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Potential Payments Upon Termination or Change in Control

We have no agreements with our named executive officers that provide for additional or accelerated compensation upon termination of the named executive officer’s employment or a change in control of Alphabet, except as set forth below.

In the event of a change in control of Alphabet and, unless our Board or the Compensation Committee determines otherwise, if the successor corporation does not assume or substitute the equity awards held by our employees, including our named executive officers, unvested GSUs will fully vest and the target number of PSUs awarded to each of our named executive officers will fully vest.

Effective December 17, 2019, the Compensation Committee approved an amendment to Alphabet’s form of restricted stock unit agreement for future grants, such that, similar to GSUs granted to all other Alphabet employees, GSUs granted to our non-employee directors and named executive officers of Alphabet will immediately vest in full upon termination of service on the Board, or of employment, by reason of death.

In respect to PSUs awarded to our named executive officers:

•	Upon a termination of employment by reason of death (i) prior to the start of the performance period of a PSU award or during the performance period of a PSU award, the target number of PSUs for such award will immediately vest in full as of the date of such termination of employment and (ii) following the end of the performance period of an award but prior to the determination date with respect to such award, the number of PSUs earned based on actual performance will immediately vest as of the determination date.
•	Upon a termination of employment by Alphabet without cause (as defined in the PSU agreement) prior to the determination date for an award but after the start of the performance period with respect to such award, the number of PSUs earned based on actual performance will be prorated based on the number of calendar days in the performance period a named executive officer performed services and the pro rata portion will vest as of the determination date.

The following are our estimates of the value each of our named executive officers would have received as the result of GSU and/or PSU vesting, as applicable, following a change in control, death, or termination without cause (as defined in the PSU agreement) occurring on December 31, 2023.

Upon a change in control or upon death, the estimated benefits of equity acceleration are as follows: $272,545,654 for Sundar, $40,017,214 for Ruth, $68,936,473 for Prabhakar, $68,936,473 for Philipp, and $40,017,214 for Kent. These estimates were calculated by multiplying the number of unvested GSUs and the target number of PSUs by the closing price of Class C capital stock on December 29, 2023 (the last business day of Alphabet’s fiscal 2023), which was $140.93 per share.

Upon termination without cause, the estimated benefit of equity acceleration is $157,051,410 for Sundar. The estimated vested equity value reflects prorated achievement of market-based goals at the maximum level for the PSU awards granted in 2022. As of December 31, 2023, one-half of the performance period for Sundar’s 2022 Tranche A PSU had been completed, and one-third of the performance period for Sundar’s 2022 Tranche B PSU had been completed. The estimated vested equity value was calculated by multiplying one-half of the maximum number of PSUs for Sundar’s Tranche A PSU, and one-third of the maximum number of PSUs for Sundar’s 2022 Tranche B PSU by the closing price of Class C capital stock on December 29, 2023, which was $140.93 per share.

Upon termination without cause, the estimated benefit of equity acceleration is $24,982,232 for Ruth, $54,299,556 for Prabhakar, $54,299,556 for Philipp, and $24,982,232 for Kent. The estimated vested equity value reflects the actual value for the PSU awards granted in 2021 and prorated achievement of market-based goals at the maximum level for the PSU awards granted in 2022 and 2023. As of December 31, 2023, 100% of the performance period for the 2021 PSU awards (January 2021 to December 2023) had been completed, and the awards vested on February 7, 2024. As such, upon termination without cause, the estimated accelerated equity value for 2021 PSUs was calculated by multiplying 200% of the target PSU awards by the closing price of Class C capital stock on February 6, 2024 (the business day immediately prior to vesting), which was $145.41 per share. Additionally, as of December 31, 2023, two-thirds of the performance period for the 2022 PSU awards (January 2022 to December 2023) had been completed, and one-third of the performance period for the 2023 PSU awards (January 2023 to December 2023) had been completed. The estimated accelerated equity value for these awards was calculated by multiplying two-thirds of the maximum number of PSUs for the 2022 award, and one-third of the maximum number of PSUs for the 2023 PSU award by the closing price of Class C capital stock on December 29, 2023, which was $140.93 per share. The summed estimated value of the 2021 PSU awards, 2022 PSU awards, and 2023 PSU awards equals the total estimated benefit of equity acceleration set forth above for Ruth, Prabhakar, Philipp, and Kent.

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Alphabet CEO Pay Ratio

The 2023 annual total compensation of our median compensated employee was $315,531, and the 2023 annual total compensation of our CEO was $8,802,824. The resulting ratio of Chief Executive Officer to Median Employee total compensation is 28 to 1. (In 2023, to accommodate our transition onto a new compensation timeline, we applied a one-time adjustment to annual equity awards for employees, which resulted in higher grant values than normal. Normalizing for this adjustment, the 2023 median employee compensation would be $304,930, resulting in a CEO Pay Ratio of 29 to 1.)

The Chief Executive Officer total compensation reflects Sundar’s 2023 total compensation as shown in the Summary Compensation Table on page 53.

To determine the median employee compensation, we analyzed all of Alphabet’s employees, excluding Alphabet’s Chief Executive Officer, as of December 31, 2023. We annualized wages and salaries for employees who were not employed for the full year. We used base salary and target bonus as the consistently applied compensation measure to determine the median employee. If this resulted in more than one individual at the median level, we assessed the grant date fair value of standard equity awards for these individuals and selected the employee with the median award value. After identifying the median employee, we calculated annual total compensation for the median employee according to the methodology used to report the annual total compensation of our named executive officers in the Summary Compensation Table on page 53.

Alphabet Pay vs. Performance

Compensation Actually Paid

As outlined in the CD&A, the Compensation Committee has implemented an executive compensation program that prioritizes performance and aims to align employee and stockholder interests. The following table sets forth additional compensation information for our principal executive officer (PEO) and our non-PEO named executive officers (Non-PEO NEOs), calculated in accordance with Item 402(v) of Regulation S-K, for fiscal years 2023, 2022, 2021, and 2020.

Compensation Actually Paid (CAP) captures, in part, the change in value of unvested shares within each reporting year. Given the vast majority of compensation for our PEO and Non-PEO NEOs is awarded in equity, their CAP values trend in line with Alphabet’s stock price. This is especially true for our PEO, who last received a multi-year equity award package in December 2022. The majority of the shares underlying this award remained unvested as of December 31, 2023. Our PEO did not receive an equity award in 2023, but the considerable stock price increase in 2023, and the corresponding increase in the value of our PEO’s unvested shares granted in December 2022, results in a higher CAP value than in 2022. For our Non-PEO NEOs, there is a similar increase to CAP in 2023 due to a corresponding increase in the value of shares that remain unvested as of December 31, 2023.

					Value of Initial Fixed $100 Investment Based on
Year	Summary Compensation Table (SCT) Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average SCT Total for Non- PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Alphabet TSR ($)(2)	Peer Group TSR ($)(2)	Net Income (In Millions) ($)	1-Year TSR Relative to S&P 100(3)
2023	8,802,824	235,105,454	34,648,486	80,022,929	210.81	118.93	66,732	87th
2022	225,985,145	115,820,786	30,766,792	(15,249,938)	132.73	81.50	59,972	14th
2021	6,322,599	267,277,583	21,657,558	72,131,743	216.42	134.41	76,033	94th
2020	7,410,162	121,360,289	55,846,864	76,136,650	131.03	137.32	40,269	72nd

(1)	The Non-PEO NEOs represent the following individuals for each of the years shown: Ruth, Prabhakar, Philipp, and Kent.

(2)	Alphabet TSR reflects TSR for Alphabet’s Class C shares (ticker: GOOG). Peer Group TSR is calculated based on the RDG Internet Composite index, which is used for purposes of Item 201(e) of Regulation S-K under the Exchange Act. The calculation is weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated.

(3)	1-Year Relative TSR is calculated as a percentile ranking, and reflects TSR for Alphabet’s Class C shares (ticker: GOOG) for each period as a percentile ranking when compared to the TSR for the S&P 100 index (which is the peer group used for purposes of the performance-based awards outlined in the CD&A).

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To calculate CAP for 2023, the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:

	PEO ($)	Average for Non-PEO NEOs ($)
SCT Total	8,802,824	34,648,486
Adjustments
Deduction for Amounts Reported Under the “Stock Awards” Column in the SCT (i)	0	(32,135,185)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End (ii)	0	36,856,971
Increase for Fair Value of Awards Granted during year that Vest during year (ii)	0	8,353,052
Increase/deduction for Change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end (ii)	215,308,629	22,984,694
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year (ii)	10,994,001	9,314,911
Compensation Actually Paid	235,105,454	80,022,929
(i)	Represents the grant date fair value of equity-based awards granted each year.
(ii)	Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP. For all equity awards, our methodology for calculating the value of equity remained consistent between the grant date fair value measurement reflected in row (i) and the point-in-time fair value measurements reflected in the adjustment rows that follow. In all cases, we use the closing price on the applicable date as a basis for fair value. Fair values for each PSU award are measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant (as calculated in accordance with FASB ASC Topic 718).

As outlined in our CD&A, the only financial performance measure we currently incorporate within our executive pay program is Alphabet’s TSR relative to the companies comprising the S&P 100. As such, and as outlined below, relative TSR is the sole and most important financial performance measure as it relates to CAP.

Most Important Performance Measures
Relative Total Shareholder Return

Relative to 2022, the PEO’s 2023 CAP amount is aligned with increases to the company’s TSR, Net Income, and 1-Year TSR ranking relative to the S&P 100 (the Alphabet-selected measure in the CAP table above). Looking across the four-year period being reported, the highest PEO CAP was in 2021 when Alphabet TSR, Net Income, and 1-Year Relative TSR were at their highest. The reduced value of the PEO’s outstanding awards in 2022, caused by a decline in our share price, was offset by a new equity award granted in December 2022.

For non-PEO NEOs, the 2023 CAP amount is aligned with increases to the aforementioned measures relative to 2022. Looking at prior reporting years, 2021 was a transition year during which non-PEO NEOs’ equity award mix was updated to include performance-based awards, thereby reducing the target-value of grants compared to 2020. This resulted in a decline in non-PEO CAP for 2021 relative to 2020, despite the increase in the company’s TSR, Net Income, and 1-Year TSR ranking relative to the S&P 100 for 2021 relative to 2020.

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Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2023. Information is included for equity compensation plans approved by our stockholders. As of December 31, 2023, we did not have any active equity compensation plans not approved by our stockholders. Neither shares of Class A, shares of Class B common stock nor stock options are issued and outstanding under any of our current equity compensation plans.

Plan Category	Class of Common Stock/ Capital Stock	(a) Common/ Capital Shares to be Issued Upon Exercise of Outstanding Options and Rights (#)		(b) Common/ Capital Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Total Equity compensation plans approved by our stockholders	Class C	337,950,676	(1)	723,270,727	(2)
(1)	Consists of the following: 41,257,635 shares of Class C capital stock subject to outstanding awards granted under our Amended and Restated 2012 Stock Plan, of which 38,640,248 shares were subject to outstanding GSU awards and 2,617,387 shares were subject to outstanding PSU awards; and 296,693,041 shares of Class C capital stock subject to outstanding awards granted under our Amended and Restated 2021 Stock Plan, of which 296,110,401 shares were subject to outstanding GSU awards and 582,640 shares were subject to outstanding PSU awards. PSUs are assumed to be payable at 100% of target.
(2)	Consists of shares of Class C capital stock authorized to be issued pursuant to our Amended and Restated 2021 Stock Plan, which was approved by our stockholders at the 2021 Annual Meeting of Stockholders and amended by our stockholders at the 2022 and 2023 Annual Meetings of Stockholders. No further grants may be made under our 2004 Stock Plan and our Amended and Restated 2012 Stock Plan.

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Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

The following table sets forth all fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2022 and 2023 (in thousands):

	2022 ($)	2023 ($)
Audit Fees(1)	27,676	28,476
Audit-Related Fees(2)	10,474	10,403
Tax Fees(3)	1,407	923
Other Fees(4)	1,663	1,602
TOTAL FEES	41,220	41,404
(1)	Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.
(2)	Audit-Related Fees: This category consists primarily of system and organization controls reporting and other attest services related to information systems.
(3)	Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.
(4)	Other Fees: This category consists of fees for permitted services other than the services reported in audit fees, audit-related fees, and tax fees.

Auditor Independence

We maintain a policy that aims to help maintain auditor independence and our compliance with regulatory requirements by ensuring a process for: (1) internal and external auditor review of proposed services for independence; and (2) pre-approval of the services by the Audit Committee. The Audit Committee considers whether the provision of services other than audit services is compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policies and Procedures

All audit and non-audit services provided by Ernst & Young LLP to us must be pre-approved in advance by the Audit Committee.

If the following conditions are met, the service will be considered pre-approved by the Audit Committee (without any further action from the Audit Committee):

•	the service is identified as a permitted service, as determined by the Audit Committee each year, and
•	the estimated fee for the permitted service is less than or equal to $500,000.

If the service does not meet the conditions noted above, explicit approval must be obtained from the Audit Committee, or the delegate of the Audit Committee who has been granted the authority to grant pre-approvals, before the professional from the independent registered accounting firm is engaged by Alphabet or its subsidiaries to render the service. If a pre-approval is obtained from the Audit Committee delegate, the auditor may be engaged to commence the service, but the service must still be presented to the full Audit Committee at its next scheduled meeting.

All services provided to us by Ernst & Young LLP in 2022 and 2023 were pre-approved by the Audit Committee.

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Report of the Audit and Compliance Committee of the Board of Directors

The Audit and Compliance Committee of the Board of Directors of Alphabet is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of Nasdaq and the SEC. The Audit and Compliance Committee operates pursuant to a charter that is available on our Investor Relations website at https://abc.xyz/investor/board-and-governance/acc/.

The Audit and Compliance Committee oversees Alphabet’s financial reporting process and internal control structure on behalf of our Board. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Alphabet’s internal control over financial reporting. Alphabet’s independent auditors are responsible for expressing an opinion as to the conformity of Alphabet’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Alphabet’s internal control over financial reporting.

In performing its responsibilities, the Audit and Compliance Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2023. The Audit and Compliance Committee has also discussed with Ernst & Young LLP, Alphabet’s independent auditors, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit and Compliance Committees” issued by the Public Company Accounting Oversight Board (PCAOB).

The Audit and Compliance Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit and Compliance Committee concerning independence, and the Audit and Compliance Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit and Compliance Committee unanimously recommended to our Board that the audited consolidated financial statements be included in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2023.

AUDIT AND COMPLIANCE COMMITTEE

Roger W. Ferguson Jr., Chair
R. Martin “Marty” Chávez
Robin L. Washington

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Management Proposals

Proposal Number 1:
Election of Directors

Nominees

The Governance Committee recommended, and our Board nominated:

• Larry Page	• Frances H. Arnold	• K. Ram Shriram
• Sergey Brin	• R. Martin “Marty” Chávez	• Robin L. Washington
• Sundar Pichai	• L. John Doerr
• John L. Hennessy	• Roger W. Ferguson Jr.

as nominees for election as members of our Board at the Annual Meeting. At the Annual Meeting, ten directors will be elected to our Board.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Alphabet. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Selection Process and Qualifications” on pages 20 and 34 of this proxy statement contain more information about the leadership skills and other experiences that caused the Governance Committee and our Board to determine that these nominees should serve as directors of Alphabet.

Required Vote

We have implemented a majority voting standard for elections of directors. To be elected, a nominee must receive the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted FOR these nominees.

Our Board expects a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. If an incumbent director fails to receive the required number of votes for re-election, the Governance Committee will act on a prompt basis to determine whether to recommend that our Board accept the director’s resignation and will submit such recommendation for prompt consideration by our Board. Our Board may accept the resignation, refuse the resignation, or refuse the resignation subject to such conditions as our Board may impose. Additional details about this process are specified in our Corporate Governance Guidelines, which are available on our Investor Relations website at https://abc.xyz/investor/board-and-governance/corporate-governance-guidelines/.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE ABOVEMENTIONED NOMINEES.

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Proposal Number 2:
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024. During the fiscal year ended December 31, 2023, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain audit-related, tax, and other services. See “Independent Registered Public Accounting Firm” on page 61 of this proxy statement.

The Audit Committee believes that the continued retention of Ernst & Young LLP as our independent registered public accounting firm is in the best interests of Alphabet and our stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Alphabet and our stockholders. If our stockholders do not ratify the appointment, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to participate in the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Ernst & Young LLP.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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Stockholder Proposals

Our Approach

We are committed to advancing our practices, policies, and disclosures in ways that further the interests of the company and ultimately contribute to strong business outcomes and stockholder value creation.

We recognize that the submission of proposals for vote at our Annual Meeting is one mechanism for our stockholders to convey their priorities, perspectives, and issues of concern. Over the years, we have developed a framework to guide how we evaluate and think about the stockholder proposals we have received, which includes the following factors, among others:

•	Existence of initiatives and disclosures that cover substantially the same subject matter as the proposal. Stockholder proposals often request that we prepare a report, adopt a policy, or implement new (or different) processes. We appreciate the issues raised in many of the proposals, and in many cases we have already taken actions to address them, rendering the implementation of a specific proposal unnecessary or not the best use of company resources. While our actions may not be exactly as prescribed in a proposal, they are designed to further the long-term interests of the company, our stockholders, and other stakeholders.
•	Alignment of the proposal with our long-term interests. Our Board and management team assess each proposal request carefully, taking into account feedback from internal subject matter experts who have deep insight into our current priorities and approach to the matters raised by the proposals. We evaluate whether the proposal can be implemented in furtherance of our long-term interests and in alignment with our existing goals and initiatives. We are reluctant to support proposals that are narrowly focused on nuanced issues, that seek to micromanage the company, or that are repeatedly submitted (with slight modifications) despite historically low support from our stockholders.
•	Proponent identity and objective. In many instances, we engage directly with the proponents, which enables us to better understand their objectives and gives us an opportunity to elaborate on our initiatives, policies, and practices. We prioritize engagements with proponents where we believe direct dialogue will be constructive. We have encountered proponents whose primary objective for submitting a proposal appears to be for publicity purposes, opting to remain on the ballot despite making headway during our engagements. We have also received an increasing number of proposals submitted by proponents on behalf of certain special interest groups that are not stockholders. In such instances, we take into account our efforts to engage with these groups outside of the proxy process.

Independent of our stockholder proposal process, we have continued to thoughtfully add to and enhance our disclosures, often as a result of our ongoing engagement with external experts, in alignment with the requirements of our business as it evolves, and in ways that do not compromise competitively sensitive information or stockholder value. Please see our Transparency & Oversight Highlights on page 10 for more information about our efforts to advance transparency on important issues.

Various stockholders have submitted Proposal Numbers 3-14 for our Annual Meeting. These proposals, including any supporting statements, are included as submitted to us by their proponents. While a number of these proposals contain claims that we believe are incorrect or misleading, we have not attempted to refute all of them.

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We describe here our Board’s rationale for recommending against each stockholder proposal submitted for our Annual Meeting:

Proposal		Alphabet Board Voting Recommendation	Rationale
Stockholder Proposals:
3	Stockholder Proposal Regarding “Bylaw Amendment: Stockholder Approval of Director Compensation” (page 68)	AGAINST	•	The requested amendment is overly restrictive, not legally required, and inconsistent with market practice, and its implementation would be burdensome and place us at a competitive disadvantage
			•	Our director compensation, which has a maximum limit, is determined through a fair and collaborative process and is designed to align director and stockholder interests
4	Stockholder proposal regarding an EEO policy risk report (page 71)	AGAINST	•	Our commitment to a respectful, safe, inclusive workplace, including a wide range of viewpoints, is already embedded across our policies, practices, and trainings, and a report on potential risks to the company of omitting “viewpoint” and “ideology” from our EEO Policy would not provide any meaningful additional benefit to our stockholders
5	Stockholder proposal regarding a report on electromagnetic radiation and wireless technologies risks (page 74)	AGAINST	•	Our cellular devices meet all regulatory and safety requirements for countries where the products are sold, and we maintain transparency around the safety and regulatory information regarding use of Pixel devices
			•	Current regulatory limits are backed by scientific research, which have concluded that long-term radiofrequency exposure below the exposure limits has not been established as causing any type of adverse health effects in humans
6	Stockholder proposal regarding a policy for director transparency on political and charitable giving (page 78)	AGAINST	•	We already have a robust governance framework, policies, and mechanisms in place to assess director nominees’ eligibility and qualifications to serve on our Board and manage any potential conflicts of interest
			•	Given that mandating public disclosure of director nominees’ political and charitable giving is not common practice, and that many people prefer to make philanthropic contributions anonymously, the requested policy may deter otherwise qualified individuals from serving on our Board
7	Stockholder proposal regarding a report on climate risks to retirement plan beneficiaries (page 81)	AGAINST	•	Our 401(k) Plan participants are free to invest in a wide range of investments, including through the Plan’s self-directed brokerage option that allows participants to invest outside of the Plan and tailor their strategy in a way that aligns with their financial goals, risk tolerances, and investment preferences
			•	Federal law requires that a named investment fiduciary of the Plan make investment determinations based on relevant risk-return factors, and by focusing too narrowly on climate risks, the proposal risks putting undue pressure on the fiduciary to make decisions that are not in the best interests of the participants
8	Stockholder proposal regarding a lobbying report (page 84)	AGAINST	•	We already publish extensive lobbying disclosures, which address much of the information requested in the proposal
			•	We have robust oversight mechanisms in place, including oversight by our Board and senior management team

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Proposal		Alphabet Board Voting Recommendation	Rationale
9	Stockholder proposal regarding equal shareholder voting (page 87)	AGAINST	•	Our strong governance practices and current capital structure have provided significant long-term stability to the company and have proven beneficial to stockholders through the delivery of exceptional returns over the life of the company
10	Stockholder proposal regarding a report on reproductive healthcare misinformation risks (page 90)	AGAINST	•	We have clear and longstanding policies that govern abortion-related advertising on our platforms and are compliant with local laws and regulations to enable informed healthcare decisions
			•	We continually strive to protect our users from misleading content, including through our policies governing health content in advertisements and other products
11	Stockholder proposal regarding AI principles and Board oversight (page 93)	AGAINST	•	Oversight of risks and exposures associated with AI is already being effectively carried out at both our full Board and Audit and Compliance Committee levels
			•	Explicitly calling out AI in the Audit and Compliance Committee Charter is unnecessary as it is already subsumed within the broader risk assessment areas set forth in its Charter and would provide no incremental benefit to our stockholders
12	Stockholder proposal regarding a report on generative AI misinformation and disinformation risks (page 96)	AGAINST	•	Our enterprise risk frameworks, product policies, and tools provide a foundation for identifying and mitigating AI-generated mis/disinformation and other potential risks
			•	We continually strive to improve the quality of our generative AI models and applications through both pre-launch testing and ongoing fine-tuning, and we are transparent about our ongoing work via public reporting
13	Stockholder proposal regarding a human rights assessment of AI-driven targeted ad policies (page 99)	AGAINST	•	Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies
			•	We have progressed solutions that are built based on privacy enhancing technologies to address concerns similar to those raised in this proposal
14	Stockholder proposal regarding a report on online safety for children (page 102)	AGAINST	•	We build child-appropriate features directly into our products and provide extensive information about our child policies and enforcement efforts
			•	Most, if not all, of the recent regulatory frameworks include robust reporting requirements — as such, we already provide child safety-related metrics that are more substantive and informative in nature than the type of report requested in this proposal

Upon receiving an oral or written request, we will promptly provide the address and the number of known voting securities held by the proponents of the stockholder proposals. You may request this information via mail, email, or phone, as follows:

Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	Email: corporatesecretary@abc.xyz	Number: (650) 253-3393

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Proposal Number 3:

Stockholder Proposal Regarding “Bylaw Amendment:

Stockholder Approval of Director Compensation”

John Chevedden has advised us that he intends to submit the following proposal for consideration at our Annual Meeting.

Proposal 3 — Bylaw Amendment: Stockholder Approval of Director Compensation

The Bylaws of Alphabet Inc. are amended as follows:

Article III, Section 3.12 is deleted and replaced in its entirety as follows:

The Board shall not have any authority to fix the compensation of directors. The compensation of directors the corporation pays shall be fixed at $1 in a fiscal year; provided, however, the corporation may pay, grant, or award compensation greater than $1 in a fiscal year if such compensation has been (1) disclosed to stockholders in advance of the fiscal year in which the corporation will pay, grant, or award such compensation; (2) submitted to an approval vote of stockholders at an annual or special meeting of stockholders in advance of the fiscal year in which the corporation will pay, grant, or award such disclosed compensation; and (3) approved by a majority of stockholder votes present in person or represented by proxies and entitled to vote cast in favor of the disclosed annual compensation at an annual or special meeting of stockholders in advance of the fiscal year in which the corporation will pay, grant, or award such compensation, which majority shall include only stockholder votes of stockholders that are not directors of the corporation.

Supporting statement

Alphabet stockholders seek an independent Board, one that has as its sole objective representing stockholders without conflict of interest. One interest pertains to compensation and how Alphabet compensates directors for board service. Stockholders seek the authority to approve compensation that directors receive from Alphabet.

Stockholders want and need authority over how and how much Alphabet compensates directors. If stockholders approve compensation, then directors have the greatest incentive to work in the sole interest of stockholders. Currently, directors design and approve compensation with no approval from stockholders. Directors receive whatever compensation they desire. This bylaw amendment corrects this problem.

The bylaw amendment provides for a stockholder vote on director compensation. Directors can continue to design and propose compensation structure and amount, including the mix and amount of cash and equity. Stockholders will have final approval over whether directors receive what directors propose. Stockholders will vote on director compensation as disclosed in the proxy statement for a stockholder meeting before the fiscal year in which directors receive that compensation. Stock owned by directors will not count in the vote, so the vote result represents the independent views of stockholders.

We urge stockholders to approve this bylaw amendment and assume proper authority over the compensation of directors who represent us.

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   The requested amendment is overly restrictive, not legally required, and inconsistent with market practice, and its implementation would be burdensome and place us at a competitive disadvantage

•   Our director compensation, which has a maximum limit, is determined through a fair and collaborative process and is designed to align director and stockholder interests

Our Board has considered this proposal and believes that the existing process is in the best interests of the company and our stockholders and recommends a vote AGAINST this proposal.

The requested amendment is overly restrictive, not legally required, and inconsistent with market practice, and its implementation would be burdensome and place us at a competitive disadvantage

Section 141(h) of the Delaware General Corporation Law explicitly empowers directors to set their own compensation, and the vast majority of U.S. public companies (and our peer companies) give their boards this authority. Stockholder approval or ratification of director compensation in the manner contemplated by this proposal is not common practice. None of our peer companies have adopted an amendment to the bylaws like the one requested by the proposal, and we are not aware of any other similarly situated companies outside of our industry that have such a provision in their bylaws. We believe that implementing this atypical arrangement would put us at a competitive disadvantage to our peers, hindering our ability to attract and retain talented directors. It would also entail significant time, resources, and costs every year to execute, requiring either a special meeting of stockholders or additional steps to be built into our annual meeting process.

Director compensation is determined through a fair and collaborative process

We have a director compensation program that is designed to attract and retain highly qualified directors, through compensation competitive to that offered by our peer companies. Our director compensation program takes into account a variety of factors, including the expertise, time, effort, and accountability required of active board membership in overseeing our complex, dynamic, and global business operations.

To fulfill their legally mandated fiduciary duties (and as set forth in our Corporate Governance Guidelines), the fundamental responsibility of our directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the company and our stockholders. To ensure the integrity and fairness of our director compensation program, our Board and its committees adhere to strict governance processes that we believe are widely regarded as market best practices. The Governance Committee and Compensation Committee, both of which consist of only independent directors, jointly review and approve the director compensation program on an annual basis. In addition, the Compensation Committee reviews the director compensation program with and considers guidance from its independent compensation consultants. Both committees extensively review our director compensation program to ensure that it is aligned with our organizational strategies, competitive with market practices, and in line with evolving trends in compensation pay mix, based on the external analysis provided by the consultants.

Our director compensation has a maximum limit and is designed to align director and stockholder interests, consistent with our stock ownership requirements

Our stock-based awards for directors are included in our Amended and Restated 2012 Stock Plan and our Amended and Restated 2021 Stock Plan, both of which were previously approved by our stockholders. Under our Amended and Restated 2021 Stock Plan, the aggregate amount of stock-based and cash-based awards that may be granted to any non-employee director for any calendar year, solely with respect to his or her service as a member of our Board, is limited to $1.5 million. Further, to align directors’ interests with those of our stockholders, each non-employee director is required to own shares of Alphabet stock equal in value to at least $1.0 million. Each director has five years from the date he or she became a director to comply with this ownership requirement. All of our non-employee directors either met this minimum stock ownership requirement as of December 31, 2023 or were within the grace period to come into compliance with the requirement.

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Other than this proposal, we have not received any comments from our stockholders expressing concerns about our director compensation program. We believe our current director compensation program, as well as our governance practices, processes, and policies relating to our director compensation program, are in line with our stockholders’ expectations. For these reasons, our Board believes that the existing delegation of authority over director compensation in the Bylaws is in the best interests of the company and our stockholders, and that implementing this proposal would not provide meaningful additional benefit.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 4:

Stockholder Proposal Regarding an EEO Policy Risk Report

The National Center for Public Policy Research has advised us that it intends to submit the following proposal for consideration at our Annual Meeting.

EEO Policy Risk Report

RESOLVED

Shareholders request that Alphabet Inc. (“Alphabet”) issue a public report detailing the potential risks associated with omitting “viewpoint” and “ideology” from its written equal employment opportunity (EEO) policy. The report should be available within a reasonable timeframe, prepared at a reasonable expense and omit proprietary information.

SUPPORTING STATEMENT

Alphabet does not explicitly prohibit discrimination based on viewpoint or ideology in its written EEO policy.

Alphabet’s lack of a company-wide best practice EEO policy sends mixed signals to company employees and prospective employees and calls into question the extent to which individuals are protected due to inconsistent state policies and the absence of federal protection for partisan activities. Approximately half of Americans live and work in a jurisdiction with no legal protections if their employer takes action against them for their political activities.

Companies with inclusive policies are better able to recruit the most talented employees from a broad labor pool, resolve complaints internally to avoid costly litigation or reputational damage, and minimize employee turnover. Moreover, inclusive policies contribute to more efficient human capital management by eliminating the need to maintain different policies in different locations.

There is ample evidence that individuals with conservative viewpoints may face discrimination at Alphabet.

According to a study that examined the political contributions of Alphabet employees over several election cycles, 90 percent of political donations by Google, YouTube, and other subsidiaries of Alphabet have gone to Democrats.1 From 2004 to 2017, $15 million donated by employees of Google and its related companies went to Democrats, and just $1.6 million went to Republicans.2 In 2016, 94 percent of Alphabet employee donations went to Hillary Clinton.3 This high level of support does not appear to be changing anytime soon, as reports indicate that the top donors from Google pushed 94 percent of their total 2022 political contributions to Democrats.4

Most tellingly, a leaked video following the 2016 presidential election shows Google co founders Larry Page and Sergey Brin alongside several execs, including CEO Sundar Pichai, lamenting the Democrats’ loss and insulting and demeaning voters who did not support Clinton.5

Coupled with the fact that Alphabet has refused previous requests to increase the viewpoint diversity of its board, this type of behavior signals to employees that viewpoint discrimination is condoned if not encouraged at the highest levels.

Presently shareholders are unable to evaluate how Alphabet prevents discrimination towards employees based on their ideology or viewpoint, mitigates employee concerns of potential discrimination, and ensures a respectful and supportive work atmosphere that bolsters employee performance.

Without an inclusive EEO policy, Alphabet may be sacrificing competitive advantages relative to peers while simultaneously increasing company and shareholder exposure to reputational and financial risks.

We recommend that the report evaluate risks including, but not limited to, negative effects on employee hiring and retention, as well as litigation risks from conflicting state and company anti discrimination policies.

(1)	https://www.washingtonexaminer.com/policy/technology/90-percent-of-political-donations-from-google-related companies-go-to-democrats-study
(2)	https://www.washingtonexaminer.com/policy/technology/90-percent-of-political-donations-from-google-related companies-go-to-democrats-study
(3)	https://www.washingtonexaminer.com/policy/technology/90-percent-of-political-donations-from-google-related companies-go-to-democrats-study; https://nypost.com/2023/05/24/how-google-manipulates-search-to-favor-liberals and-tip-elections/#
(4)	https://www.foxnews.com/politics/google-twitter-employees-donations-democrats
(5)	https://www.foxnews.com/politics/video-verite-google-execs-rant-about-trump-and-his-extreme-voters; https://www.breitbart.com/tech/2018/09/12/leaked-video-google-leaderships-dismayed-reaction-to-trump-election/

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•  Our commitment to a respectful, safe, inclusive workplace, including a wide range of viewpoints, is already embedded across our policies, practices, and trainings, and a report on potential risks to the company of omitting “viewpoint” and “ideology” from our EEO Policy would not provide any meaningful additional benefit to our stockholders

Our Board has considered this proposal and believes that our commitment to a supportive workplace rooted in respect and fairness is already embedded across our policies, practices, and trainings. As such, our Board believes that the report requested by this proposal would not provide meaningful additional information to our stockholders and recommends a vote AGAINST this proposal.

We are committed to a respectful, safe, and supportive working environment

Google’s Equal Employment Opportunity Policy (the EEO Policy) states, “At Google, we don’t just accept difference — we celebrate it, we support it, and we thrive on it for the benefit of our employees, our products, and our community.” In our workplace, we do this by strengthening our culture of mutual respect, working together across individual differences, and making sure every employee feels empowered to participate. We recognize that our employees hold a wide range of viewpoints, and we respect diversity of thought consistent with applicable laws. A culture of open dialogue and feedback requires respect for those with different points of view. Our policies promote a work environment where all employees have the opportunity to reach their potential, free from unlawful harassment, intimidation, bias, and discrimination.

Our culture starts with setting the right tone at the top by both our senior management and our Board. Our Board oversees matters relating to our human capital management, workplace environment, and corporate culture. As part of its oversight, the Compensation Committee also ensures that our senior management effectively implements and maintains a respectful and accommodating workplace culture for everyone.

We already have robust policies relating to anti-discrimination

Google is an equal opportunity employer, where employment is based solely on a person’s merit and qualifications directly related to professional competence. Our EEO Policy states, “Google does not discriminate against any employee or applicant” because of many enumerated categories, including “basis protected by law”, and it is Google’s policy to “comply with all applicable national, state and local laws pertaining to nondiscrimination and equal opportunity.” This protection includes any state or local laws that provide protection with respect to political activities or affiliation.

Beyond the enumerated categories in the EEO Policy, we have a Standards of Conduct Policy provision as part of our Policy on Harassment, Discrimination, Retaliation, Standards of Conduct, and Workplace Concerns (the Conduct Policy). The Conduct Policy states that all employees are held to the highest standards of ethics and conduct and prohibits failing to maintain basic standards of civility and not treating each other with dignity.

Our Community Guidelines further help support the responsible and thoughtful discussion that has always been part of our culture. For example, the Community Guidelines make clear that political topics are best left for outside the workplace—campaigning for personal political views or making pointed comments about political topics can be divisive in the workplace and do not promote our company mission.

Because our commitment to a respectful and inclusive workplace, including accepting a wide range of viewpoints, is embedded across our policies, practices, and trainings, we believe a report on potential risks would not provide any meaningful additional benefit to our stockholders.

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Personal political activities are governed by strict company practices and policies, campaign finance, and lobbying laws

Google’s values reinforce the importance of maintaining our users’ trust, making clear that our products and services are nonpartisan, and building products for everyone. To ensure that employees comply with strict campaign finance and lobbying laws and that we respect the trust that our users place in us as an information company, our Personal Political Activity Policy provides that employees may conduct any personal political activity in their own voice, on their own time, and with their own resources. The Personal Political Activity Policy also makes clear that employees and extended workforce should feel no obligation or pressure at work to support a particular candidate or party.

We have multiple ways to raise or escalate concerns about improper conduct

Employees can provide feedback and voice concerns, including via an internal reporting portal as well as an anonymous external helpline. We prohibit retaliation for raising a concern about a violation of policy or law. Our Board oversees risks and exposures associated with legal and compliance matters, including internal incidents and investigations, and oversees management’s efforts to promote a workplace culture that encourages and supports individuals to speak up about their concerns.

We also regularly solicit employee feedback on a wide range of topics and use this in making decisions about our workplace culture. Taking employee suggestions into account, we have implemented significant updates to build a more respectful workplace, including overhauling the way we handle and investigate employee concerns and implementing care programs for employees who report concerns. We continually strive to improve the work environment for our employees.

Given our commitment to fostering a constructive working environment and our existing enforcement of comprehensive policies relating to anti-discrimination, our Board believes that additional disclosure requested by this proposal would not provide meaningful additional information to our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 5:

Stockholder Proposal Regarding a Report on Electromagnetic Radiation and Wireless Technologies Risks

Lendri Purcell has advised us that she intends to submit the following proposal for consideration at our Annual Meeting.

Resolved, Google shall issue an annual report, at a reasonable expense and excluding proprietary information, on the health effects and financial risks associated with electromagnetic radiation and wireless technologies, and compare its safety performance to the other wireless device developers, operators and manufacturers.

Google’s business revolves around wireless movement of information. In the United States, the Federal Communications regulates the activities of telecommunications companies, and it established guidelines for allowable levels of human exposure to wireless radiation in 1996 despite vast changes in technology, expansion of networks, and usage of wireless devices, these limits remain unchanged. Over the past 27 years, hundreds of published, peer-reviewed scientific studies have linked low-level, non-ionizing radiation exposure at legally allowed levels to serious health impacts,1,2 including cancer3, memory damage4, brain development5, the endocrine system6, thyroid function7, reproduction8, epigenetic alterations9, and DNA/genetic damage.10,11

Prominent scientists declare the WHO’s International Agency for Research on Cancer classification of radiofrequency radiation should be at least a probable, if not a proven human carcinogen.12,13,14,15,16,17 Insurers, including underwriters at Lloyd’s of London, have expressly excluded from coverage indemnity for risks arising from exposure to wireless radiation. Mobile carriers are unable to obtain commercial insurance to cover liability risks arising from wireless radiation exposure. Insurers rank 5G and electromagnetic radiation as a “high” risk,18 comparing the hazard to lead and asbestos19.

Children are uniquely sensitive and absorb more wireless radiation deeper into their brains.20,21 Almost all U.S. teens have access to smartphones; 45% say they are “almost constantly” online. Over 20 countries recommend reducing childhood cell phone radiation exposure.22

Many countries label cell phones for radiation at point of sale.23 The Parliamentary Assembly of the Council of Europe and the International Doctors for the Environment recommend reducing childhood wireless exposure. In France cell phone radiation consumer information states “Keep radio equipment away from the belly of pregnant women, and away from the lower abdomen of adolescents.”

Google instructs users to distance products24,25 from the body to avoid violating wireless limits.26

In the US, the American Academy of Pediatrics, California Department of Health, the California Department of Health, Maryland State Children’s Environmental Health and Protection Advisory Council, New Jersey Education Association, New Hampshire State 5G Commission and Santa Clara Medical Association have released advisories to reduce wireless radiation. Apple recently had to stop selling its iPhone 12 in France due to above-threshold radiation levels. In 2017 an Italian Court ruled27 a telecom employee be paid lifetime damages for a brain tumor developed after heavy cell phone use.

Simple engineering fixes exist to make cell phones safer.28 This industry holds numerous patents on safer software and hardware including antenna design, case content, and operating system modifications. Phones can work to connect to signals and towers at 1 billionth of the ICNIRP standard.

(1)	Levitt, B. B., Lai, H. C., & Manville, A. M. (2022b). Effects of non-ionizing electromagnetic fields on flora and fauna, Part 2 impacts: How species interact with natural and man-made EMF. Reviews on Environmental Health, 37(3), 327–406.
(2)	Cucurachi, S., Tamis, W. L. M., Vijver, M. G., Peijnenburg, W. J. G. M., Bolte, J. F. B., & de Snoo, G. R. (2013). A review of the ecological effects of radiofrequency electromagnetic fields (RF-EMF). Environment International, 51, 116–140.
(3)	Choi, Y.-J., Moskowitz, J. M., Myung, S.-K., Lee, Y.-R., & Hong, Y.-C. (2020). Cellular Phone Use and Risk of Tumors: Systematic Review and Meta-Analysis. International Journal of Environmental Research and Public Health, 17(21), 8079.
(4)	Foerster, M., Thielens, A., Joseph, W., Eeftens, M., & R, öösli M. (n.d.). A Prospective Cohort Study of Adolescents’ Memory Performance and Individual Brain Dose of Microwave Radiation from Wireless Communication. Environmental Health Perspectives, 126(7), 077007.
(5)	Aldad, T. S., Gan, G., Gao, X.-B., & Taylor, H. S. (2012). Fetal Radiofrequency Radiation Exposure From 800-1900 Mhz-Rated Cellular Telephones Affects Neurodevelopment and Behavior in Mice. Scientific Reports, 2(1), 312.

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(6)	Sangün, Ö., Dündar, B., Çömlekçi, S., & Büyükgebiz, A. (2015). The Effects of Electromagnetic Field on the Endocrine System in Children and Adolescents. Pediatric Endocrinology Reviews: PER, 13(2), 531–545.
(7)	Alkayyali, T., Ochuba, O., Srivastava, K., Sandhu, J. K., Joseph, C., Ruo, S. W., Jain, A., Waqar, A., & Poudel, S. (2021). An Exploration of the Effects of Radiofrequency Radiation Emitted by Mobile Phones and Extremely Low Frequency Radiation on Thyroid Hormones and Thyroid Gland Histopathology. Cureus, 13(8).
(8)	Kim S, Han D, Ryu J, Kim K, Kim YH. Effects of mobile phone usage on sperm quality - No time-dependent relationship on usage: A systematic review and updated meta-analysis. Environ Res. 2021 Nov
(9)	Cantu, J. C., Butterworth, J. W., Peralta, X. G., Payne, J. A., & Echchgadda, I. (2023). Analysis of global DNA methylation changes in human keratinocytes immediately following exposure to a 900 MHz radiofrequency field. Bioelectromagnetics, 44(3–4), 77–89.
(10)	Panagopoulos, D. J., Karabarbounis, A., Yakymenko, I., & Chrousos, G. P. (2021). Human-made electromagnetic fields: Ion forced-oscillation and voltage-gated ion channel dysfunction, oxidative stress and DNA damage (Review). International Journal of Oncology, 59(5), 92.
(11)	Smith-Roe, S. L., Wyde, M. E., Stout, M. D., Winters, J. W., Hobbs, C. A., Shepard, K. G., Green, A. S., Kissling, G. E., Shockley, K. R., Tice, R. R., Bucher, J. R., & Witt, K. L. (2020). Evaluation of the genotoxicity of cell phone radiofrequency radiation in male and female rats and mice following subchronic exposure. Environmental and Molecular Mutagenesis, 61(2), 276–290.
(12)	Davis, D., Birnbaum, L., Ben-Ishai, P., Taylor, H., Sears, M., Butler, T., & Scarato, T. (2023). Wireless technologies, non-ionizing electromagnetic fields and children: Identifying and reducing health risks. Current Problems in Pediatric and Adolescent Health Care, 53(2), 101374.
(13)	Peleg M, Berry EM, Deitch M, Nativ O, Richter E.(2022) On radar and radio exposure and cancer in the military setting. Environ Res. 2022 Oct 21:114610.
(14)	Miller, A. B., Morgan, L. L., Udasin, I., & Davis, D. L. (2018). Cancer epidemiology update, following the 2011 IARC evaluation of radiofrequency electromagnetic fields (Monograph 102). Environmental Research, 167, 673–683.
(15)	James C. Lin. (2022) Carcinogenesis from chronic exposure to radio-frequency radiation. Front. Public Health, Sec. Radiation and Health. 31 October
(16)	Hardell, L., & Carlberg, M. (2019). Comments on the US National Toxicology Program technical reports on toxicology and carcinogenesis study in rats exposed to whole-body radiofrequency radiation at 900 MHz and in mice exposed to whole-body radiofrequency radiation at 1,900 MHz. International Journal of Oncology, 54(1), 111–127.
(17)	Directorate-General for Parliamentary Research Services (European Parliament), & Belpoggi, F. (2021). Health impact of 5G: Current state of knowledge of 5G related carcinogenic and reproductive/developmental hazards as they emerge from epidemiological studies and in vivo experimental studies. (PDF) Publications Office of the European Union.
(18)	2019 Swiss Re Report https://ehtrust.org/wp-content/uploads/Swiss-Re-SONAR-Publication-2019-excerpt-1.pdf
(19)	Lloyd’s of London Report on Electromagnetic Fields “Electromagnetic fields from mobile phones: recent developments.” Lloyd’s Emerging Risks Team Report
(20)	Fernández, C., de Salles, A. A., Sears, M. E., Morris, R. D., & Davis, D. L. (2018). Absorption of wireless radiation in the child versus adult brain and eye from cell phone conversation or virtual reality. Environmental Research, 167, 694–699.
(21)	Mohammed, B., Jin, J., Abbosh, A. M., Bialkowski, K. S., Manoufali, M., & Crozier, S. (2017). Evaluation of Children’s Exposure to Electromagnetic Fields of Mobile Phones Using Age-Specific Head Models With Age-Dependent Dielectric Properties. IEEE Access, 5, 27345–27353.
(22)	Redmayne, M. (2016). International policy and advisory response regarding children’s exposure to radio frequency electromagnetic fields (RF-EMF). Electromagnetic Biology and Medicine, 35(2), 176–185.
(23)	Davis, D., Birnbaum, L., Ben-Ishai, P., Taylor, H., Sears, M., Butler, T., & Scarato, T. (2023). Wireless technologies, non-ionizing electromagnetic fields and children: Identifying and reducing health risks. Current Problems in Pediatric and Adolescent Health Care, 53(2), 101374.
(24)	Safety & Regulatory Guide - Help Google Home
(25)	https://support.google.com/pixelphone/answer/10331506 Pixel 5a (5G)
(26)	Gandhi, O. P. (2019). Microwave Emissions From Cell Phones Exceed Safety Limits in Europe and the US When Touching the Body. IEEE Access, 7, 47050–47052.
(27)	https://www.courthousenews.com/italian-court-finds-link-cell-phone-use-tumor/
(28)	Héroux P, Belyaev I, Chamberlin K, Dasdag S, De Salles AAA, Rodriguez CEF, Hardell L, Kelley E, Kesari KK, Mallery-Blythe E, et al. Cell Phone Radiation Exposure Limits and Engineering Solutions. International Journal of Environmental Research and Public Health. 2023; 20(7):5398.

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   Our cellular devices meet all regulatory and safety requirements for countries where the products are sold, and we maintain transparency around the safety and regulatory information regarding use of Pixel devices

•   Current regulatory limits are backed by scientific research, which have concluded that long-term radiofrequency exposure below the exposure limits has not been established as causing any type of adverse health effects in humans

Our Board has considered this proposal and believes that given (1) the current regulatory requirements and scientific research on electromagnetic radiation as well as (2) the transparent safety and regulatory disclosures we provide our users, it would not be in the best interests of the company and our stockholders to implement this proposal and recommends a vote AGAINST this proposal.

Our devices meet regulatory requirements

Our cellular devices meet all regulatory and safety requirements for countries where the products are sold. In the U.S. for example, the U.S. Specific Absorption Rate (or the measure of the amount of radio frequency energy absorbed by the body when using a mobile phone) limits are among the most stringent in the world at 1.6 Watts/kilogram1 and are lower than the EU limits at 2.0 Watts/kilogram.2 Further, Google maintains a robust product compliance program regarding electromagnetic fields and safety, including policies and processes designed to ensure compliance with applicable laws and disclosure to users.

Scientific research supports current regulatory limits

Numerous scientific, health, and governmental organizations around the world have reviewed scientific research on radiofrequency fields (RF) exposure and health. These organizations have all independently reached similar conclusions regarding RF exposure and human health; that is, that long-term RF exposure below the current scientifically based exposure limits has not reliably or convincingly been established as causing any type of adverse health effects in humans, including cancer or other chronic health conditions.

Health, scientific, and other agencies, like the World Health Organization (WHO) and U.S. and European regulatory agencies, draw evidence-based consensus conclusions from systematic reviews performed by multidisciplinary panels of scientists and physicians. The WHO currently states that “Scientific knowledge in this area is now more extensive than for most chemicals” and, “[b]ased on a recent in-depth review of the scientific literature, the WHO concluded that current evidence does not confirm the existence of any health consequences from exposure to low level electromagnetic fields”.3

In addition, a U.S. Food and Drug Administration literature review from 2020 states: “Based on the studies that are described in detail in this report, there is insufficient evidence to support a causal association between [radiofrequency fields] exposure and tumorigenesis. There is a lack of clear dose response relationship, a lack of consistent findings or specificity, and a lack of biological mechanistic plausibility.”4

Also recently, in the European Union, the Scientific Committee on Health, Environmental, and Emerging Risks concluded in a 2023 report that it “could not identify moderate or strong level of evidence for adverse health effects resulting from chronic or acute RF [electromagnetic fields] exposure from existing technology at levels below the limits set” for the general public by the European Union.5

We maintain transparent safety and regulatory information regarding use of Pixel devices

Safety and Regulatory Guides for Google Pixel Phones are available to our users in several places. Safety and regulatory information is available at g.co/pixel/safety or the phone’s software at Settings > About phone > Safety & regulatory manual. Basic safety guidelines are also found in the printed Safety & Warranty booklet that comes with each device. Electronic regulatory labels, including specific absorption rate (SAR) values, for each device can be found at Settings > About phone > Regulatory labels.

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Safety and Regulatory Guides for Google Pixel Watch are available to our users in several places. Safety and regulatory information is available at g.co/pixelwatch/regulatory or the watch software at Settings > System > Regulatory Information. Basic safety guidelines are also found in the printed Safety & Warranty booklet that comes with each device. Electronic regulatory labels, including SAR values, for each device can be found at Settings > System > Regulatory labels.

While the proponent would like the company to provide a report comparing our safety performance to the other wireless device developers, operators, and manufacturers, there are already existing mechanisms for obtaining similar data. For example, all manufacturers of cellular devices must comply with the same regulations in order to sell their devices and similarly publicly release their SAR values, which would allow for comparison.

Given our robust compliance processes, the current scientific consensus regarding electromagnetic radiation, and our transparency around the safety of our devices, our Board does not believe that implementing this proposal would provide meaningful additional benefit to our stockholders.

(1)	Averaged over 1 gram of tissue, measured at 0 millimeters for the head and 5 millimeters for the body.
(2)	Averaged over 1 gram of tissue, measured at 0 millimeters for both the head and body.
(3)	https://www.who.int/news-room/questions-and-answers/item/radiation-electromagnetic-fields (accessed February 12, 2024).
(4)	U.S. Food and Drug Administration (FDA). Review of Published Literature between 2008 and 2018 of Relevance to Radiofrequency Radiation and Cancer. FDA Center for Devices and Radiological Health, 2020, p. 6.
(5)	Scientific Committee on Health, Environmental, and Emerging Risks (SCHEER). Opinion on the need of a revision of the annexes in the Council Recommendation 1999/519/EC and Directive 2013/35/EU, in view of the latest scientific evidence available with regard to radiofrequency (100kHz - 300GHz). Brussels, Belgium: European Commission, 2023.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 6:
Stockholder Proposal Regarding a Policy for Director Transparency on Political and Charitable Giving

National Legal and Policy Center has advised us that it intends to submit the following proposal for consideration at our Annual Meeting.

Request for the Board to Adopt a Policy for Director Transparency

WHEREAS: Viewpoint disagreements have intensified, and businesses are caught in the middle. While shareholders should expect corporate engagement over matters that affect operations – like taxation and regulation – many companies get involved in contentious matters unrelated to their core businesses.

SUPPORTING STATEMENT: Corporate support of potentially controversial stances, especially on social and cultural issues, can damage relationships with customers, employees, and investors, and present material risks to companies’ reputation and sustainability. For example:

•	Consumers boycotted Bud Light following advertising efforts featuring transgender influencer Dylan Mulvaney, and the brand lost its status as the best-selling beer in the United States.[1] Parent company Anheuser-Busch InBev lost 28 percent in pre-tax profit during the second quarter of 2023, and the situation worsened in Q3, resulting in another 29 percent drop in adjusted U.S. earnings.[2]
•	Target Corporation highlighted its sale of sexually charged children’s products and corporate donations to partisan organizations.[3] Its quarterly sales fell for the first time in six years,[4] despite increased consumer spending during that period,[5] and the company lost $10 billion in market value over ten days.

Alphabet, Inc. (“Alphabet” or “Company”) is not exempt. It donated millions of dollars6 to groups7 that support lenient criminal justice policies that have destroyed many U.S. inner cities. The Company’s efforts contributed to the widespread vilification of police officers8 and a rise in crime across the country.9

Corporate underperformance can be avoided if directors exercise greater risk oversight objectively. According to Alphabet’s Investor Relations, “the fundamental responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of Alphabet and its stockholders,”10 but shareholders are uninformed about members’ ideological and political views. Greater transparency is needed for shareholders to discern whether our Board suffers the partisan capture and therefore the group-think ideological blinders that have cost some companies in recent years.

RESOLVED: Shareholders request the Board adopt as policy, and amend the governing documents as necessary, to require each year that director nominees to furnish the Company, in sufficient time before publication of the annual proxy statement, information about their political and charitable giving. The information would be most valuable if it contained:

•	a list of his or her donations to federal and state political candidates, and to political action committees, in amounts that exceed $999 per year, for each of the preceding 10 years;
•	a list of his or her donations to nonprofit (under all IRS categories) and charitable organizations, in amounts that exceed $1,999 per year, for each of the preceding five years.

Information that nominees provide to the Company shall be made conveniently available to shareholders and to the public at the time the annual proxy statement is issued.

(1)	https://www.theguardian.com/business/2023/jun/14/bud-light-loses-top-us-beer-spot-after-promotion-with-transgender-influencer
(2)	https://www.cnn.com/2023/10/31/investing/bud-light-anheuser-busch-earnings/index.html
(3)	https://nypost.com/2023/05/28/target-loses-10b-following-boycott-calls-over-lgbtq-friendly-clothing/
(4)	https://www.cnn.com/2023/08/16/investing/target-stock-earnings/index.html
(5)	https://www.reuters.com/markets/us/us-consumer-spending-july-surges-weekly-jobless-claims-fall-2023-08-31/
(6)	https://www.google.org/racial-justice/
(7)	https://eji.org/criminal-justice-reform/
(8)	https://www.nbcnews.com/news/us-news/us-experiencing-police-hiring-crisis-rcna103600
(9)	https://thehill.com/homenews/nexstar_media_wire/4258799-is-crime-going-up-in-america-some-types-are-new-fbi-data-shows/
(10)	https://abc.xyz/investor/board-and-governance/corporate-governance-guidelines/

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   We already have a robust governance framework, policies, and mechanisms in place to assess director nominees’ eligibility and qualifications to serve on our Board and manage any potential conflicts of interest

•   Given that mandating public disclosure of director nominees’ political and charitable giving is not common practice, and that many people prefer to make philanthropic contributions anonymously, the requested policy may deter otherwise qualified individuals from serving on our Board

We already have a robust governance framework and policies in place to assess director nominees’ eligibility under applicable laws and regulations and identify and manage any potential conflicts of interest among our directors. Public disclosure of director nominees’ personal political and charitable contributions is not common practice and may serve to deter otherwise qualified individuals from serving on our Board. As such, our Board believes that the requested policy would not be in the best interests of the company and our stockholders and recommends a vote AGAINST this proposal.

Director nominees already furnish extensive personal information so that Alphabet can assess their eligibility and qualifications to serve on our Board

Our Board has established a robust director selection and evaluation process befitting a global and complex company like Alphabet, exceeding the minimum legal and regulatory requirements. To ensure integrity and impartiality in our director nominee selection and evaluation process, our Board and its committees adhere to strict processes and policies that we believe are widely regarded as best practices. To fulfill their legally mandated fiduciary duties, our directors are always expected to represent the balanced and best interests of the company and our stockholders as a whole rather than any particular special interests or constituencies.

The Governance Committee seeks candidates of character and integrity who have a strong record of accomplishment in their fields, who display the independence of mind to effectively represent the best interests of all stockholders, and who provide practical insights and diverse perspectives as part of our Board’s deliberations. The Governance Committee considers a candidate’s qualifications in light of the overall composition of our Board with a view to achieving a balanced representation of core competencies important to our Board’s oversight role. Our Board and Governance Committee consider a range of information material to candidate evaluation, including but not limited to the nominee’s integrity, professional reputation and strength of character, judgment, educational background, specific areas of expertise and knowledge of the industries in which we operate, and diversity of professional experience.

To facilitate the thorough and detailed evaluation of each director nominee in light of the robust criteria and processes established by our Board, our director nominees are required to furnish to Alphabet extensive disclosures about themselves relating to each of the criteria and considerations established by our Board. For example, among many other categories of information requested from our directors, director nominees are required to provide to Alphabet information regarding their outside activities and commitments, including employment history, outside directorships, involvement with charitable or non-profit organizations, relationships with business partners, related party considerations, and other affiliations (political or otherwise). All of this information is collected through our director questionnaires, which are comprehensive and aligned with best practices. Our Governance Committee uses the information received by each director nominee, consulting with the company’s legal team as appropriate, to ensure that each decision furthers the best interests of the company and our stockholders.

Moreover, we pride ourselves on being able to attract and retain highly qualified directors with a range of perspectives and skills. Given that mandating public disclosure as requested in this proposal is not common practice, and that many people prefer to make philanthropic contributions anonymously, the requested policy could deter otherwise qualified individuals from serving on our Board.

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We already have mechanisms in place to resolve any director conflicts of interest

The proponent contends that the requested policy is needed to glean whether our Board “suffers partisan capture” and “ideological blinders.” We believe that our directors can distinguish between their own personal views and interests and what decisions would be in the best interests of the company and our stockholders when performing their director duties. Where director nominees have chosen to donate personal funds is not relevant to assessing their eligibility to serve on our Board and has no bearing on their fundamental responsibility to act in the best interests of the company and our stockholders.

All of the information that we gather in connection with the selection and evaluation of each director nominee is also used to identify and manage actual, potential, or perceived conflicts of interest. We have comprehensive processes to recuse any director who may, or may be perceived to, have his or her independent business judgment affected by any relationship or affiliation from voting on or otherwise unduly influencing any relevant decisions. Accordingly, the information requested by the proponent is not necessary or helpful in determining a director nominee’s suitability or ability to serve on our Board.

We have separate processes for managing and overseeing Alphabet’s corporate political activities to ensure they are serving the interests of the company and our stockholders

The proponent focuses on directors’ charitable and political contributions as a proxy for “corporate support of potentially controversial stances, especially on social and cultural issues.” This focus inaccurately presumes that our directors’ personal philanthropic and political endeavors and interests correlate and align with those of Alphabet or that Alphabet requires this to be the case.

Our senior management executes on our corporate political activities, and such activities are overseen by our Board to ensure that we have appropriate policies and practices that serve the best interests of the company and our stockholders. The Governance Committee reviews our corporate policies and activities, including expenditures made with corporate funds, Google’s NetPAC contributions, direct corporate contributions to state and local political campaigns, and our prohibition on trade associations and other organizations using corporate funds for political activities. Additionally, our Ethics and Business Integrity team ensures compliance with relevant political laws and has implemented approval processes for our political contributions and public reporting of political contributions. We do not believe that our directors’ personal endeavors have any material influence over Alphabet’s corporate political activities, or that the information requested by the proponent would provide our stockholders with any further insight into our corporate political activities beyond what we already share in our existing disclosures.

We remain steadfast in our commitment to transparency and good governance, and our Board believes that the proposed disclosures are not necessary under applicable laws and regulations, will not enhance our existing rigorous director selection process, and would not be in the best interests of the company and our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 7:
Stockholder Proposal Regarding a Report on Climate Risks to Retirement Plan Beneficiaries

As You Sow, on behalf of the As You Sow Foundation Fund, has advised us that it intends to submit the following proposal for consideration at our Annual Meeting.

WHEREAS: Without aggressive mitigation, climate change will have significant, deleterious consequences for the global economy, with some estimates suggesting that unmitigated climate change can be expected to shave 11 to 14 percent off global economic output by 2050 unless average global temperature increase is kept to less than two degrees Celsius.1

These effects will have a particularly significant impact on workers saving for retirement. Retirement plan beneficiaries have long investment horizons, and “[t]he longer term the investment horizon, the more likely it is that climate will not only be a material risk, but the most material risk.”2 Climate portfolio risk to retirement plans will be difficult to mitigate. An International Finance Corporation report concluded that “the traditional way of managing risk through a shift in asset allocation into increased holdings of more conservative, lower risk, lower return, asset classes may do little to offset climate risks.”3

While our Company has taken actions to address its operational greenhouse gas emissions,4 it has not acted to meaningfully address the emissions generated by its retirement plan investments. The plan’s “default” investment option — into which participants are automatically enrolled if they do not affirmatively select another option — is the Vanguard Target Retirement fund series. The funds in this series account for 65% of plan assets.5 These funds invest heavily in high-carbon companies and companies contributing to deforestation.6

Investments in high-carbon and deforestation-risk companies help fuel the climate crisis and make worst-case economic scenarios more likely.7 To effectively mitigate the climate crisis and keep temperature increases within manageable ranges, the world has a limited “carbon budget.”8 Emissions today deplete that budget and, together with investments in new sources of emissions, “lock in” future temperature increases.9

High-carbon and deforestation-risk retirement plan investments contribute to systemic climate risk in beneficiaries’ portfolios, endangering workers’ life savings. These investments are especially perverse when made automatically on behalf of younger workers with long investment time horizons. The Company’s climate-unsafe retirement plan may also contribute to difficulty in worker recruitment and retention, as polling indicates employee demand for responsible retirement options.10

Federal law requires that retirement plan fiduciaries act in beneficiaries’ best interests and ensure prudence of the plan’s investments. Recent regulatory amendments have confirmed that managing material climate risk is an appropriate consideration for retirement plan fiduciaries.11 The Company can best ensure that it is meeting its obligations to employees — especially younger employees — by appropriately mitigating climate risk in its retirement plan investments.

RESOLVED: Shareholders request Alphabet publish a report disclosing how the Company is protecting plan beneficiaries — especially those with a longer investment time horizon — from increased future portfolio risk created by present-day investments in high-carbon companies.

(1)	https://www.nytimes.com/2021/04/22/climate/climate-change-economy.html
(2)	https://www.plansponsor.com/in-depth/climate-change-benchmarking-risk-retirement-plan/
(3)	https://www.calpers.ca.gov/docs/forms-publications/mercer-asset-allocation-report.pdf, p.2
(4)	https://sustainability.google/operating-sustainably/
(5)	https://investyourvalues.org/retirement-plans/google
(6)	https://investyourvalues.org/retirement-plans/google
(7)	https://www.bloomberg.com/news/features/2022-10-20/how-to-purge-fossil-fuel-investments-from-your-401-k-or-ira#xj4y7vzkg
(8)	https://www.ipcc.ch/sr15/chapter/chapter-2/
(9)	https://www.carbonbrief.org/guest-post-what-the-tiny-remaining-1-5c-carbon-budget-means-for-climate-policy/
(10)	https://www.benefitnews.com/news/employees-want-retirement-plans-to-include-esg-investing
(11)	https://www.federalregister.gov/documents/2022/12/01/2022-25783/prudence-and-loyalty-in-selecting-plan-investments-and-exercising-shareholder-rights

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   Our 401(k) Plan participants are free to invest in a wide range of investments, including through the Plan’s self-directed brokerage option that allows participants to invest outside of the Plan and tailor their strategy in a way that aligns with their financial goals, risk tolerances, and investment preferences

•   Federal law requires that a named investment fiduciary of the Plan make investment determinations based on relevant risk-return factors, and by focusing too narrowly on climate risks, the proposal risks putting undue pressure on the fiduciary to make decisions that are not in the best interests of the participants

Providing a well-designed 401(k) plan is an extension of Google’s benefits philosophy to support our employees and their families’ physical, financial, and emotional wellbeing, including helping to reach their retirement goals. Our 401(k) Plan (the Plan), the investments of which are chosen and monitored by an internal committee, in consultation with an external investment advisor, offers an investment lineup with a wide range of options and investment strategies, and provides Plan participants a flexible plan design with strict fiduciary oversight. As such, our Board believes that the report requested by this proposal would not do more to protect Plan participants or provide any meaningful additional information to our stockholders, and recommends a vote AGAINST this proposal.

Plan participants are free to invest in a wide range of investments, including through the Plan’s self-directed brokerage option

Google is committed to helping our Plan participants feel supported as retirement investors. The Plan offers a wide range of options and investment strategies, including all-in-one investments, passive and active investments, and even the choice to invest outside of the Plan. For example, the Plan’s self-directed brokerage account option offers access to many investments outside of the Plan’s core investment lineup. This account includes access to a much wider range of options like individual stocks, bonds, and ETFs and allows Plan participants to tailor their strategy in a way that aligns with their financial goals, risk tolerances, and investment preferences.

Federal law requires that investment determinations be based on relevant risk-return factors

An internal investment committee is the named investment fiduciary of the Plan, in accordance with the requirements of the Employer Retirement Security Act of 1974, as amended (ERISA). This investment committee, in consultation with an external investment advisor, governs the strategic direction of the Plan investment lineup and is responsible for selecting, reviewing, and retaining or changing the investment options available under the Plan. Under ERISA, the investment committee and its advisor must discharge their duties prudently, carefully, and solely in the interest of Plan participants and their beneficiaries.

The U.S. Department of Labor’s investment duties regulation mandates that an ERISA retirement plan fiduciary select investment options, including the default investment option, based on factors the fiduciary “reasonably determines are relevant to a risk and return analysis.” This may include the economic, risk and return effects of climate change or carbon-emissions on a particular investment. However, the law provides that a fiduciary may not sacrifice the interest of Plan participants’ retirement income or other financial benefits by compromising investment returns or taking on additional investment risks to promote unrelated benefit or goals. The weight given to a risk factor should be based on the facts and a reasonable assessment of its impact on risk and return.

In discharging this fiduciary duty, the investment committee thoughtfully constructs, and closely and regularly monitors, investment options across a variety of different asset classes and investment styles, carefully weighing the potential risks, rewards, and goals. We believe this proposal, and the report it suggests, focuses too narrowly on climate risks and carbon emissions. By overlooking the legally-mandated risk and return evaluation of the Plan, the proposal risks putting undue pressure on the investment committee to make changes that are imprudent or not in the best interests of Plan participants.

Based on the foregoing, our Board does not believe that the requested report is an effective means of enhancing the protection of Plan participants or would provide any additional benefit to our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 8:
Stockholder Proposal Regarding a Lobbying Report

United Church Funds, as a lead filer, and the Missionary Oblates of Mary Immaculate - US Province, as co-filer, have advised us that they intend to submit the following proposal for consideration at our Annual Meeting.

Resolved, stockholders of Alphabet request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.
2.	Payments by Alphabet used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.
3.	Description of management’s and the Board’s decision-making process and oversight for making payments described in sections 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Alphabet is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Governance Committee and posted on Alphabet’s website.

Supporting Statement

Full disclosure of Alphabet’s lobbying activities and expenditures is needed to assess whether its lobbying is consistent with Alphabet’s expressed goals and stockholders’ best interests. Alphabet spent $119,029,000 on federal lobbying from 2015 – 2022. This does not include state lobbying. Alphabet lobbied in at least 39 states in 2022. Alphabet also lobbies abroad, “being accused of shady lobbying”1 and spending between €5,500,000 – 5,999,999 on lobbying in Europe for 2022.

Companies can give unlimited amounts to third party groups that spend millions on lobbying and undisclosed grassroots activity.2 Alphabet lists support of 368 trade associations (TAs), social welfare groups (SWGs) and nonprofits for 2022, yet fails to disclose its payments, or the amounts used for lobbying. Alphabet belongs to the Chamber of Commerce and Business Roundtable, which have spent over $2.2 billion on lobbying since 1998, supports SWGs that lobby like National Taxpayers Union3 and Taxpayers Protection Alliance,4 and funds controversial nonprofits like the Competitive Enterprise Institute (CEI),5 Federalist Society6 and Independent Women’s Forum, which has drawn scrutiny for “using anti-trans scaremongering” to oppose the Equal Rights Amendment.7

Alphabet’s lack of disclosure presents reputational risks when its lobbying contradicts company public positions or hides payments to SWGs. Alphabet has drawn attention for funding “dark money groups” to oppose antitrust regulation.8 On company positions, Alphabet believes in addressing climate change, yet the Business Roundtable lobbied against the Inflation Reduction Act,9 the Chamber reportedly has been a “central actor” in dissuading climate legislation over a two-decade period,10 and CEI is described as a “climate denialist think tank.”11 And while Alphabet does not belong to the controversial American Legislative Exchange Council,12 it is represented by the Chamber13 and NetChoice,14 which each sit on its Private Enterprise Advisory Council.

Alphabet should expand its lobbying disclosure.

(1)	https://www.politico.eu/article/big-tech-companies-face-potential-eu-lobbying-ban/.
(2)	https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly reported/.
(3)	https://time.com/6182329/the-strange-coalition-in-congress-poised-to-score-a-major-win-against-big-tech/.
(4)	https://www.opensecrets.org/news/2021/06/dark-money-groups-battle-efforts-to-limit-big-tech/.
(5)	https://www.nytimes.com/2019/07/10/climate/nyt-climate-newsletter-cei.html.

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(6)	https://www.cnbc.com/2021/01/15/federalist-society-under-fire-after-leader-spoke-at-pro-trump-rally-before-riot.html.
(7)	https://truthout.org/articles/dark-money-womens-groups-are-using-anti-trans-scaremongering-to-oppose-era/.
(8)	https://www.opensecrets.org/news/2021/06/dark-money-groups-battle-efforts-to-limit-big-tech//
(9)	https://www.theguardian.com/environment/2022/aug/19/top-us-business-lobby-group-climate-action-business-roundtable.
(10)	https://www.washingtonpost.com/politics/2023/08/02/climate-group-pushes-big-tech-exit-nations-largest-business-lobby/.
(11)	https://prospect.org/power/2023-07-17-climate-denialist-think-tank-ftc/.
(12)	https://www.exposedbycmd.org/2022/07/27/abandoning-free-market-and-liberty-principles-alec-takes-on-woke-capitalism-bodily-autonomy-and-more-at-its-annual-meeting/.
(13)	https://ohiocapitaljournal.com/2023/09/06/coming-soon-in-ohio-alec-releases-new-raft-of-model-legislation/.
(14)	https://readsludge.com/2023/10/03/alec-gala-will-face-protest-from-pro-democracy-groups/.

Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   We already publish extensive lobbying disclosures, which address much of the information requested in the proposal

•   We have robust oversight mechanisms in place, including oversight by our Board and senior management team

Our Board is committed to transparency in our public policy and lobbying activities, and Google’s U.S. Government Affairs and Public Policy (GAPP) Transparency website already contains much of the information requested by the proposal. As such, our Board believes that the report requested by this proposal would not provide substantial additional information to our stockholders and recommends a vote AGAINST this proposal.

We already provide transparency and publish extensive disclosures for our public policy activities

Our Board, which provides oversight of Google’s corporate political policies and activities, believes that participating in the political process in a transparent manner is an important way to enhance stockholder value and promote good corporate citizenship. Our engagement with policymakers and regulators is guided by a commitment to ensure our participation is open, transparent, and clear to our users, stockholders, and the public.

Google has long been a champion of disclosure and transparency, and has adopted a transparency policy for our public policy activities, including our lobbying efforts. Google’s GAPP Transparency website includes robust and detailed disclosures, including:

•	Oversight and Compliance: Our governance and management structure, policies, and procedures regarding oversight and compliance of our lobbying and political engagement activities, including a policy prohibiting trade associations and other organizations from using Google funds for political expenditures.
•	Public Policy Engagement: The public policy issues on which we are principally engaged.
•	Disclosure Filings: Links to publicly available reports on our federal lobbying activity and NetPAC filings and details of contributions to national committees and organizations, state and local candidates, and other political organizations.
•	Memberships: List of trade associations, independent organizations, and other tax-exempt groups that receive the most substantial contributions from Google’s GAPP team.

Additionally, in compliance with applicable laws, we disclose a significant amount of information in publicly available filings at the state and local level in the U.S., including employees who engaged in lobbying, expenses for lobbying activities, issues addressed, and/or external lobbying firms (depending on the specific disclosure requirements of each jurisdiction).

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We maintain executive and Board oversight of political engagement

Our Board and senior management team regularly oversees our corporate political activity to ensure appropriate policies and practices are in place and that it serves the interests of the company and our stockholders. The Governance Committee reviews Google’s corporate political policies and activities, including expenditures made with corporate funds, our NetPAC contributions, direct corporate contributions to state and local political campaigns, and our policy prohibiting trade associations and other organizations from using Google funds for political activities. The Governance Committee similarly annually reviews the lobbying activities of our GAPP team.

Our GAPP team interacts with government and elected officials to explain our products and advocate for policies that promote innovation and the growth of the web. This team, and the activities it undertakes, are overseen by the Vice President of Google’s GAPP team who works directly with Kent Walker, Google’s President for Global Affairs, who reports to Google’s CEO.

Google’s compliance team ensures compliance with all relevant political laws, including those governing lobbying activities and political contributions. This team has implemented approval processes to ensure that Google’s political contributions and lobbying activities are tracked and disclosed in compliance with all applicable laws.

Our practices are recognized as best in class

Our transparency efforts have been recognized in the 2023 CPA-Zicklin Index of Corporate Political Disclosure and Accountability, which has noted Alphabet’s high level of disclosure and named us a “trendsetter” — its highest category —for five consecutive years.

Given the depth and breadth of our existing disclosures and frequency of our updates to our stockholders and the public about our public policy activities, our Board does not believe that implementing this proposal would provide additional benefit to our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 9:

Stockholder Proposal Regarding Equal Shareholder Voting

The NorthStar Asset Management, Inc. Funded Pension Plan has advised us that it intends to submit the following proposal for consideration at our Annual Meeting.

Give Each Share an Equal Vote

RESOLVED:

Shareholders request that our Board take all practicable steps in its control to initiate and adopt a recapitalization plan for all outstanding stock to have one vote per share. We recommend that this be done through a phase-out process in which the board would, within seven years or other timeframe justified by the board, establish fair and appropriate mechanisms through which disproportionate rights of Class B shareholders could be eliminated. This is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts.

SUPPORTING STATEMENT:

In our company’s multi-class voting structure, Class B stock has 10 times the voting rights of Class A. As a result, Mr. Page and Mr. Brin currently control over 51% of our company’s total voting power while owning less than 12% of stock – and will continue to retain voting control even though they have stepped down from leading the company.

Due to this voting structure, our company takes public shareholder money but refuses shareholders an equal voice in the company’s management. For example, it was primarily the weight of the insiders’ 10 votes per share that permitted the creation of a non-voting class of stock (class C) even though most shareholders voted to oppose the move.

In another example, shareholders note that directly-employed Google workers are partially compensated in Class C stock. Google’s compensation philosophy states that “Googlers should share the success of the company,” but without voting rights, these employee-shareholders cannot exercise oversight of executives and find themselves subject to repeated layoffs, outsourcing, and interference with their freedom of association. Moreover, Google hires tens of thousands of contracted workers who have even less say over their indirect employer’s actions. This lack of worker voice can only depress employee performance and innovation.

A variety of corporate governance experts illustrate a growing concern about multi-class share structures:

•	The Council for Institutional Investors (CII) recommends a seven-year phase-out of dual class share offerings. The International Corporate Governance Network supports CII’s recommendation “to require to a time-based sunset clause for dual class shares to revert to a traditional one-share/one-vote structure no more than seven years after a company’s IPO date.”
•	The International Corporate Governance Network supports CII’s recommendation “to require to a time-based sunset clause for dual class shares to revert to a traditional one-share/one-vote structure no more than seven years after a company’s IPO date.”
•	The Investor Stewardship Group recommends that “shareholders should be entitled to voting rights in proportion to their economic interest” and “boards should have a strong, independent leadership structure.”
•	As of October 1, 2023, Institutional Shareholder Services (ISS), which rates companies on governance risk, gave our company a 10, its highest risk category, for the Governance QualityScore.

Shareholders are encouraged to vote FOR this good governance request to allow better shareholder oversight.

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   Our strong governance practices and current capital structure have provided significant long-term stability to the company and have proven beneficial to stockholders through the delivery of exceptional returns over the life of the company

Our Board believes that the capital structure set out in our Amended and Restated Certificate of Incorporation is in the best interests of the company and our stockholders and recommends a vote AGAINST this proposal.

Our long-term oriented capital structure effectively serves stockholders

Since its inception, Google has been managed with a focus on the long term. This focus was emphasized by our co-founders, Larry Page and Sergey Brin, in their letter to our stockholders at the time of Google’s initial public offering in 2004: “We are creating a corporate structure that is designed for stability over long time horizons.” They reiterated their commitment to our long-term focus in their April 2012 letter to our stockholders: “We have always managed Google for the long term, investing heavily in the big bets we hope will make a significant difference in the world.” The implementation of our holding company, Alphabet, in October 2015 further reinforces this view.

Our success is owed in large part to the leadership and vision originated by our co-founders, who continue to oversee the company’s strategy as members of our Board, and carried on today by Alphabet CEO Sundar Pichai. We have established a consistent track record for continuously building a strong company and creating stockholder value. This value creation is supported by the stability provided by our capital structure, which insulates us from short-term pressures and gives us greater ability to focus on long-term interests. A multi-class structure allows our management to take calculated risks in furtherance of maximizing long-term returns, and the strategic decisions made over the years by Alphabet’s management has enabled it to become one of the most profitable companies in the world.

Our governance structure and independent Board leadership holds management accountable

We have established a robust governance structure that ensures effective independent oversight and enables our Board to hold management accountable to the best interests of the company and our stockholders. Our Board leadership structure is regularly evaluated and has been modified at times to uphold strong independent oversight in our evolving business and operating environment, including the establishment of the role of independent Chair in 2018. Today, under this structure, our Board, with a majority of independent directors, is led by John L. Hennessy, our non-executive, independent Chair, and our key committees are composed entirely of independent directors, which promotes clear accountability. Further, our independent directors meet in executive sessions in connection with regularly scheduled Board and committee meetings and at other times as necessary to discuss and make informed decisions without the presence of the non-independent directors.

Further, we maintain and periodically enhance our governance practices and stockholder rights, including annual elections of all director nominees and the introduction of a majority voting standard for directors in 2021. These enhancements are informed by feedback gathered from direct engagement with our stockholders, which is shared with and reviewed by our Board. These practices support our Board’s ability to hold management accountable and represent the interests of our stockholders.

Our Board believes that our capital structure, which it evaluates annually, combined with our strong governance practices, have provided significant stability to the company and proven benefits to our stockholders, and believes that implementing this proposal would not be in the best interests of the company and our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 10:
Stockholder Proposal Regarding a Report on Reproductive Healthcare Misinformation Risks

The Educational Foundation of America, as lead filer, and Planned Parenthood Federation of America on behalf of EGIS Trust, as co-filer, have advised us that they intend to submit the following proposal for consideration at our Annual Meeting.

Reproductive Healthcare Misinformation

WHEREAS: Google is a leading source of information on reproductive healthcare – Americans make about 102 million searches for queries related to abortion every year.1

Although Google has pledged enforcement action for violations of its policies implicating reproductive healthcare content in the wake of the revocation of constitutional abortion rights in 2022, recent studies show the company continues to facilitate abortion-related misinformation, such as by enabling or optimizing false or misleading content from or regarding crisis pregnancy centers (CPCs), which do not provide abortion services:

•	A 2023 investigation by the Tech Transparency Project (TTP) revealed that “when a TTP-created Google account identifying as a lower- or average-income woman in Phoenix searched for information on how to get an abortion, more than half the search ads (56%) served by Google came from [CPCs]”;[2]
•	A 2023 report by the Center for Countering Digital Hate (CCDH) identified 188 CPCs that paid for advertisements to appear in Google Search results related to more than 15,000 different queries about abortion. Almost three-fourths of these clinics “used deceptive means of advertising, advancing false claims that abortions are linked to cancer and other diseases”, and 38% had no homepage disclaimer stating that they don’t provide abortions[3] – a requirement of Google’s advertising policy[4];
•	CCDH research from 2022 found that 11% of Google search results for “abortion clinic near me” and “abortion pill” in abortion-restrictive states lead to CPC websites.

These findings have drawn attention from federal and state legislators, as well as major media outlets like The Guardian, Business Insider, Fortune, The Hill, Yahoo Finance, and Bloomberg.

Inaccurate information and poor content management generally has and can harm Alphabet’s bottom line.5 Such practices can create reputational and brand risk, and invite regulatory and legislative scrutiny that could affect the profitability of the company’s advertisement operations. These content management issues may also amplify systemic risks affecting Alphabet and the overall economy – restricting abortion has been shown to have negative spillover effects on women’s employment and educational attainment. To mitigate these risks, an evaluation of the effectiveness of existing company policies is warranted.

RESOLVED: Shareholders request that the Board publish a report within one year of the annual meeting, at reasonable expense and excluding proprietary or legally privileged information, assessing the effectiveness of Alphabet’s policies and actions to reduce the dissemination of false or misleading content related to reproductive health care.

SUPPORTING STATEMENT: Shareholders recommend, at board discretion, that input from reproductive rights and civil liberties organizations be solicited and reflected in the report.

(1)	https://www.theguardian.com/technology/2023/jun/15/google-misleading-abortion-ads-pregnancy-crisis-centers
(2)	https://www.techtransparencyproject.org/articles/google-helps-fake-abortion-clinics-target-low-income-women
(3)	https://counterhate.com/wp-content/uploads/2023/06/Profiting-from-Deceit-CCDH-FINAL.pdf
(4)	https://support.google.com/adspolicy/answer/9274988?hl=en
(5)	https://www.reuters.com/technology/google-ai-chatbot-bard-offers-inaccurate-information-company-ad-2023-02-08/;
https://www.nbcnews.com/business/business-news/fake-news-can-cause-irreversible-damage-companies-sink-their-stock-n995436

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   We have clear and longstanding policies that govern abortion-related advertising on our platforms and are compliant with local laws and regulations to enable informed healthcare decisions

•   We continually strive to protect our users from misleading content, including through our policies governing health content in advertisements and other products

We are committed to providing our users with trustworthy, useful, and high-quality information, including critical health information on topics such as reproductive healthcare and abortion. We already have robust and effective policies, enforcement protections, and algorithmic systems designed to connect users to relevant information across Search and Ads. As such, our Board does not believe it is in the best interests of the company and our stockholders to develop the requested report and recommends a vote AGAINST this proposal.

We have robust policies and procedures to ensure users see transparent and accurate ads related to reproductive healthcare, to enable informed healthcare decisions

We have clear and longstanding policies that govern abortion-related advertising on our platforms, compliant with local laws and regulations. In order to run Search ads that target keywords or phrases related to getting an abortion, advertisers in the U.S., United Kingdom, and Ireland must verify whether they do or do not provide abortions. Based on the information provided in the verification process, an in-ad disclosure will clearly show: “Provides abortions” or “Does not provide abortions.” If an advertiser is not certified, they are not able to run ads using keywords related to obtaining an abortion in these countries.

While these transparency requirements have been in place since 2019, we continually seek feedback to address the concerns of users, advertisers, and healthcare providers. In 2022 we updated our advertising requirements to make abortion disclosures more clearly visible, in response to user and partner feedback. We welcome continued feedback to improve the clarity of ads we serve, and any user or organization may report an ad through our public reporting channels.

We connect users to relevant and useful local healthcare providers

When people turn to Google to find local information, we aim to help them easily explore the range of places available to determine what might be most helpful to them. Our ranking systems on Search and Maps are designed to return the most relevant results from the most reliable sources. For topics where quality information is particularly important — like health — we place an even greater emphasis on factors related to expertise and trustworthiness. We work hard to surface results that are relevant and reliable, and help users find what they are looking for.

When a user in the U.S. searches for healthcare providers that provide abortions — for example, using the query “abortion clinics near me” — the Local Search results box will display facilities that have been verified to provide abortions. Users may then broaden their search to show other relevant listings (including from organizations that do not provide abortions).

We protect users from harmful and misleading health information

We continually strive to protect our users from misleading content, including through our policies governing health content in advertisements and other products. Across our products and health topics, we work diligently with authoritative health sources and partners to provide accurate health information. While we allow ads that promote different services and perspectives, we do not allow health claims that could mislead our users. All ads displayed on our platforms must abide by our advertising policies, such as those prohibiting misrepresentation and unreliable claims. We use a combination of Google AI and human evaluation to ensure that ads and other content comply with these policies, and we transparently report on the outcomes of these efforts each year in our Ads Safety Report.

Given effective policies, enforcement, and product design in place to ensure high-quality health information for our users, our Board does not believe the requested report is required or in the best interests of the company and our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 11:
Stockholder Proposal Regarding AI Principles and Board Oversight

Trillium ESG Global Equity Fund, as lead filer, and the Benedictine Sisters of Baltimore and the Benedictine Sisters of Mount St. Scholastica, as co-filers, along with a number of other co-filers, whose names, addresses, and stockholdings will be provided by us upon request, have advised us that they intend to submit the following proposal for consideration at our Annual Meeting.

AI Principles and Board Oversight

In 2018 Alphabet launched its Artificial Intelligence (AI) Principles which included the following:

1.	Be socially beneficial
2.	Avoid creating or reinforcing unfair bias
3.	Be built and tested for safety
4.	Be accountable to people
5.	Incorporate privacy design principles
6.	Uphold high standards of scientific excellence
7.	Be made available for uses that accord with these principles

https://ai.google/responsibility/principles/

However, there is evidence which suggests that the AI Principles have not been successfully implemented.

In August 2023, the New York Times reported on a project “with generative A.I. to perform at least 21 different types of personal and professional tasks, including tools to give users life advice, ideas, planning instructions and tutoring tips.” It went on to conclude “The project was indicative of the urgency of Google’s effort to propel itself to the front of the A.I. pack and signaled its increasing willingness to trust A.I. systems with sensitive tasks. … The capabilities also marked a shift from Google’s earlier caution on generative A.I.” https://www.nytimes.com/2023/08/16/technology/google-ai-life-advice.html

In September 2023, the roll out of Bard to connect to a user’s Gmail, Google Docs and Google Drive accounts was described by one prominent commentator as “a mess” and he was surprised it was released given how “erratically it acted”. While the company made privacy assurances, those were undercut by its warning against sending Bard “any data you wouldn’t want a reviewer to see or Google to use.” https://www.nytimes.com/2023/09/20/technology/google-bard-extensions.html

Relatedly, there is also reporting that calls into question Alphabet’s ability to comply with laws designed to protect children. This raises concerns for us that Alphabet’s board may not be providing sufficient oversight regarding social impacts. https://adalytics.io/blog/are-youtube-ads-coppa-compliant, https://www.markey.senate.gov/news/press-releases/senators-markey-blackburn-demand-ftc-investigate-youtube-google-for-suspected-violations-of-childrens-privacy

As government AI interventions focused on public welfare and national security emerge around the world, regulatory risk suggests heightened board oversight is needed.

We believe that shareholders, many of whom are widely diversified and may feel the impacts of the potential negative externalities of Alphabet’s AI activities throughout their investment portfolios, would benefit from improved oversight.

Corporate governance is very important when it comes to AI and it is unclear to us how Alphabet’s board is resolving tensions and prioritization challenges that arise between its AI Principles and its financial goals. While the Audit and Compliance Committee charter covers data privacy and security & civil and human rights, we believe the critical nature of AI to the company and its shareholders calls for expressly articulated coverage.

Resolved: shareholders request the board of directors amend the charter of the Audit and Compliance Committee of the Board to add to the committee’s “purpose” section appropriate language which makes it clear that the Committee is responsible for overseeing Alphabet’s artificial intelligence activities and ensuring management’s comprehensive and complete implementation of its AI Principles.

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   Oversight of risks and exposures associated with AI is already being effectively carried out at both our full Board and Audit Committee levels

•   Explicitly calling out AI in the Audit Committee Charter is unnecessary as it is already subsumed within the broader risk assessment areas set forth in its Charter and would provide no incremental benefit to our stockholders

We believe the oversight of risks and exposures associated with AI is already appropriately covered in the current Audit Committee Charter and, more importantly, already being effectively carried out at both our Board and Audit Committee levels. As such, our Board does not believe that implementing the request of this proposal would provide additional benefit to our stockholders and recommends a vote AGAINST this proposal.

We have been incorporating AI into our products and services for more than two decades and our integrated internal governance and risk management protocols provide oversight of AI-related issues

Appropriate risk management and oversight starts at the operational level: how robust our systems, processes, and protocols are in identifying, managing, and mitigating risks posed to the company by our AI activities. We have been bringing AI into our products and services for more than two decades and believe it is important to consider the consequences and impacts of a new technology before releasing it.

In 2018 we were one of the first companies to publish AI Principles, which guide our bold and responsible approach to AI. Since 2019, we have provided consistent transparency into how we implement those principles in our products and services. Implementation of our AI Principles requires robust internal governance and risk management frameworks, and our senior management continues to oversee both new and emerging issues in AI. We integrate our AI review work into our enterprise risk management frameworks and tools to provide first-line reviews of AI-related issues and help assure compliance with evolving laws, regulations, and standards. At the management and operational level, our AI governance teams collaborate closely with teams such as Privacy, Trust & Safety, and Security, as well as with subject matter experts across fields like machine-learning research, product policy, user-experience, public policy, law, human rights, and the social sciences.

Our full Board is ultimately responsible for risk oversight

Our Board’s oversight function of major risks and risk exposures, including those relating to or resulting from our development and implementation of AI in our products and services, sits at the top of our risk management framework. As set forth in our Corporate Governance Guidelines, our Board is ultimately responsible for covering strategic, financial, and execution risks and exposures associated with our business strategy, production innovation, and policy and significant regulatory matters that may present material risk to our financial performance, operations, plans, prospects, or reputation. Our Board’s broad skills and expertise, including deep technical expertise in computer science, facilitates oversight of a highly complex global business.

Our full Board meetings have regularly and extensively covered AI issues. Our Audit Committee and senior management provides our Board with reports and updates regarding issues and risk exposures regarding AI development. These discussions ensure that our Board is fully involved in the oversight of our business strategies and plans as they relate to AI.

The broad risk oversight areas in the Audit Committee Charter ensure wide-ranging coverage

Our Audit Committee oversees our enterprise risk management, major risk exposures to our core business and operations, and the steps we take to prevent, detect, monitor, and manage these exposures. These broad topics reflect the global, complex, and evolving nature of our business. AI is important to our core operations and may impact any and all areas of risks relevant to our business, including financial, operational, data privacy and security, competition, legal, regulatory, compliance, child safety, civil and human rights, sustainability, and reputational risks. The broad categories in the Audit Committee’s Charter allow the Committee to be nimble and flexible as risks arise and evolve. The Audit Committee has

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and continues to regularly receive reports from our senior management on our development of new AI technology and integration of this technology into our products and services, our business plans and strategies as they relate to AI, and other AI-related matters.

Boldly and responsibly managing AI is critical to maintaining our users’ trust and is an important priority of the Audit Committee and our full Board. Explicitly calling out AI in the Audit Committee Charter is unnecessary as it is already subsumed within the broader risk assessment areas set forth in its Charter and would provide no incremental benefit to our stockholders. Our Board believes that the inclusion or omission of a particular issue in the Audit Committee Charter does not indicate the degree of time or attention that may be spent on the topic by the Audit Committee.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 12:
Stockholder Proposal Regarding a Report on Generative AI Misinformation and Disinformation Risks

Arjuna Capital, on behalf of Stephen Schewel, as lead filer, along with a number of other co-filers, whose names, addresses, and stockholdings will be provided by us upon request, have advised us that they intend to submit the following proposal for consideration at our Annual Meeting.

Report on Generative Artificial Intelligence Misinformation and Disinformation Risks

Whereas: Generative Artificial Intelligence (gAI) threatens to amplify misinformation and disinformation, as exemplified by reports about Bard, Gemini, and other Alphabet AI-driven products, including targeted ads, compromising human rights and democratic processes. This is of particular concern as 2024 will feature critical elections in the United States, India, Mexico, and Russia.

Eurasia Group ranked gAI the third highest political risk confronting the world, warning new technologies “will be a gift to autocrats bent on undermining democracy abroad and stifling dissent at home.”1 Some threats from gAI stem from its generation of inaccurate and invented information in text and images and its ability to accelerate their spread.2 Other threats come from gAI tools that enable precise ad targeting that could propagate disinformation among voters.3

Sam Altman, leading AI executive, said he is “particularly worried that these models could be used for large-scale disinformation.”4 The Information has noted that gAI drops “the cost of generating believable misinformation by several orders of magnitude.”5 Environmental advocates warn that AI “threatens to amplify the types of climate disinformation that have plagued the social media era.”6 One study found Google’s Palm chat technology created misinformation “hallucinations” at a rate of 27 percent, the highest among AI systems tested.7 Members of the team developing Bard “openly debate the AI tool’s effectiveness and utility, with some questioning whether the enormous resources going into development are worth it.”8 Alphabet has invested an estimated $200 billion in AI over the last decade.9

While Alphabet publicly acknowledges the risks of AI and the need for reliable guardrails,10 it continues to “supercharge”11 gAI product development without addressing the existential threats posed by the technology, undermining Google’s established human rights commitments.12 Researchers at Princeton, Virginia Tech, and Stanford have found that the guardrails many companies, including Alphabet, rely on to mitigate the risks “aren’t as sturdy as A.I. developers seem to believe.”13 Further, legal experts believe content generated by Alphabet’s own technology is unlikely to be shielded by Section 230 (Communications Decency Act), which has historically provided legal protection when third-party content is posted.

Shareholders are concerned that Alphabet incurs significant legal, financial, and reputational risks because of its rapid development and deployment of gAI products, absent parallel assessments of the threats they pose to the Company and society.

Resolved: Shareholders request the Board issue a report, at reasonable cost, omitting proprietary or legally privileged information, to be published within one year of the Annual Meeting and updated annually thereafter, assessing the risks to the Company’s operations and finances, and to public welfare, presented by the Company’s role in facilitating misinformation and disinformation generated, disseminated, and/or amplified via generative Artificial Intelligence; what steps the Company plans to take to remediate those harms; and how it will measure the effectiveness of such efforts.

(1)	https://www.eurasiagroup.net/issues/top-risks-2023
(2)	https://www.cureus.com/articles/176775-artificial-hallucinations-by-google-bard-think-before-you-leap#!/
(3)	https://www.brookings.edu/articles/how-ai-will-transform-the-2024-elections/
(4)	https://fortune.com/2023/06/08/sam-altman-openai-chatgpt-worries-15-quotes/
(5)	https://www.theinformation.com/articles/what-to-do-about-misinformation-in-the-upcoming-election-cycle
(6)	https://epic.org/wp-content/uploads/2023/09/Final-Letter-to-Sen.-Schumer-on-Climate-AI-1.pdf
(7)	https://www.nytimes.com/2023/11/06/technology/chatbots-hallucination-rates.html
(8)	https://www.bloomberg.com/news/articles/2023-10-11/google-insiders-question-usefulness-of-bard-ai-chatbot
(9)	https://www.reuters.com/technology/ai-lesson-microsoft-google-spend-money-make-money-2023-07-25
(10)	https://blog.google/technology/ai/our-responsible-approach-to-building-guardrails-for-generative-ai/
(11)	https://blog.google/products/search/generative-ai-search/
(12)	https://about.google/intl/ALL_us/human-rights/
(13)	https://www.nytimes.com/2023/10/19/technology/guardrails-artificial-intelligence-open-source.html”

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   Our enterprise risk frameworks, product policies, and tools provide a foundation for identifying and mitigating AI-generated mis/disinformation and other potential risks

•   We continually strive to improve the quality of our generative AI models and applications through both pre-launch testing and ongoing fine-tuning, and we are transparent about our ongoing work via public reporting

We published our AI Principles in 2018 to hold ourselves accountable for how we research and develop AI, including generative AI. Google’s enterprise risk frameworks, product policies, and tools provide a foundation for identifying and mitigating AI-generated mis/disinformation and other potential risks. Additionally, we have dedicated teams and processes to prevent election-related abuse on our platforms. As such, our Board does not believe it is in the best interests of the company and our stockholders to issue and update the report requested by the proposal and recommends a vote AGAINST this proposal.

We published our AI Principles in 2018 and we continue to pursue a bold and responsible vision for AI centered around societal benefits

Many of the AI Principles address concerns raised in the proposal, such as our commitment to AI that is socially beneficial and built and tested for safety. These AI Principles also outline applications we will not pursue, such as technologies that are likely to cause overall harm, or technologies whose purpose contravenes widely accepted principles of international law and human rights.

We regularly review AI models and systems, including generative AI applications. As the technology evolves, we are expanding our evaluation and testing of new models and we provide regular updates on our work to ensure that we develop and deploy AI responsibly.

We have robust policies and procedures to protect our users and society from the risk of generative-AI-enabled mis/disinformation

We have established policy frameworks that set guardrails on the types of content our models generate. We regularly review and update the content and enforcement of these policies in response to emerging risks and new product features. We also have terms of service that prohibit improper use of our generative AI models and applications.

While we have been clear that large-language models occasionally produce incorrect or inaccurate outputs, we take multiple steps, including reinforcement learning, supervised fine-turning, and internal and external adversarial testing to promote high-quality content. We use additional guardrails such as machine-learning classifiers, to detect and block problematic outputs. We also offer a “double check response” button in Gemini that makes it easy for users to access Google Search to find authoritative content.

We continually strive to improve the quality of our generative AI models and applications, through both pre-launch testing and ongoing fine-tuning, which allows us to learn from mistaken outputs and improve model performance over time. We provide transparency into this ongoing work via public reporting, including our Digital Services Act systematic risk assessment and our EU Code of Practice on Disinformation report.

We have dedicated teams and well-established processes to limit the abuse of our services to interfere with elections

We surface authoritative information related to electoral processes, such as where and how to vote information from sources such as electoral administration bodies. We have initiatives that protect politicians and campaigns against cyberattacks. We have long taken steps to share authoritative information about elections and limit the spread of electoral dis- or mis-information by foreign state actors. And our policies prohibit demonstrably false information that could undermine participation and trust in electoral processes. These policies cover AI-generated information. We also require disclosure of electoral ads that contain synthetic content that inauthentically depicts realistic-looking people or events. More information about our efforts to support democratic processes is available at elections.google.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 13:

Stockholder Proposal Regarding a Human Rights
Assessment of AI-Driven Targeted Ad Policies

The Shareholder Association for Research & Education, on behalf of the United Church of Canada Pension Plan, and a number of co-filers, have advised us that they intend to submit the following proposal for consideration at our Annual Meeting.

RESOLVED: Shareholders direct the board of directors of Alphabet Inc. to publish an independent third party Human Rights Impact Assessment (the “Assessment”), examining the actual and potential human rights impacts of Google’s artificial intelligence-driven targeted advertising policies and practices. This Assessment should be conducted at a reasonable cost; omit proprietary and confidential information, as well as information relevant to litigation or enforcement actions; and be published on the company’s website by June 1, 2025.

WHEREAS: Google advertising accounted for approximately 80% of Alphabet’s revenue in 2022. Alphabet’s ad business, including Google Search, YouTube Ads and Google Network, has grown substantially lately, reaching $224 billion in 2022.1

Algorithmic systems are deployed to deliver targeted advertisements, determining what users see. This often results in and exacerbates systemic discrimination and other human rights violations.2 Google’s current ad infrastructure is driven by third-party cookies, which enable other entities to track users online by accumulating significant personal data. This further puts user privacy at risk. While Google has initiated efforts345 to address privacy shortcomings in its advertising system, it remains unclear how these efforts are supporting the establishment of sufficient and effective human rights due diligence.

Google asserts that human rights are “integrated into processes and procedures across the company” with executive oversight.6 However, to do their due diligence, shareholders need more information on how these considerations specifically apply to its dominant source of revenue. In 2019, Google published a summary of a third-party Human Rights Impact Assessment of a celebrity facial recognition algorithm.7 Its targeted ad systems, which affect billions, deserve the same due diligence, particularly as Google and its peers innovate in advertising targeting methods continuously.

Concerns around fairness, accountability, non-discrimination and transparency have prompted regulators globally to develop regulations aiming at regulating the use and development of responsible AI while promoting transparency and effective human rights due diligence. The Digital Services Act8 requires companies like Alphabet to take measures to considerate human rights into their handling of user data and algorithmic decision-making. The upcoming EU’s Artificial Intelligence Act9 will further regulate the development and use of AI and require AI systems classified as high-risk, including activities relating to targeted advertising, to be subjected to a mandatory fundamental rights impact assessment.

With its 274 million unique U.S. visitors in 2023, Google has one of the largest footprints of any entity in the world.10 This unmatched influence requires a proportional commitment to preserving and respecting human rights across all parts of its business model. Failure to do so may expose shareholders to material regulatory, legal, financial and reputational risks.

A robust and transparent Assessment is essential for the company to identify, address, and prevent adverse human rights impacts. It will aid in establishing industry-wide accountability for human rights and assure shareholders that its business model is well positioned in the face of increasing regulation.

(1)	https://abc.xyz/assets/d4/4f/a48b94d548d0b2fdc029a95e8c63/2022-alphabet-annual-report.pdf
(2)	https://edri.org/wp-content/uploads/2021/06/EDRi_Discrimination_Online.pdf
(3)	https://blog.google/technology/ads/announcing-the-launch-of-the-new-ads-transparency-center/
(4)	https://blog.google/technology/safety-security/online-safety-features-updates-google-io-2023/
(5)	https://blog.google/products/android/the-privacy-sandbox-beta-is-coming-to-android/
(6)	https://about.google/human-rights/
(7)	https://services.google.com/fh/files/blogs/bsr-google-cr-api-hria-executive-summary.pdf
(8)	https://commission.europa.eu/strategy-and-policy/priorities-2019-2024/europe-fit-digital-age/digital-services-act_en
(9)	https://www.europarl.europa.eu/news/en/headlines/society/20230601STO93804/eu-ai-act-first-regulation-on-artificial-intelligence
(10)	https://www.statista.com/topics/1001/google/#topicOverview

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies

•   We have progressed solutions that are built based on privacy enhancing technologies to address concerns similar to those raised in this proposal

Our human rights governance and management structure work alongside policies that are designed to safeguard user privacy and safety, which provides effective oversight over key risks related to human rights. We collaborate across the broader digital advertising ecosystem to address privacy, informed in part by our AI Principles, our work with leading privacy and competition authorities and our agreement to comply with the White House Commitments on Artificial Intelligence. Additionally, as we previously shared with the proponent, we have progressed solutions that are built based on privacy enhancing technologies, to address concerns similar to those raised in this proposal. For these reasons, our Board does not believe that implementing the requests of this proposal would provide additional useful information to our stockholders and recommends a vote AGAINST this proposal.

Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies

As disclosed on our Human Rights website, under the umbrella of our Human Rights Program, our senior management oversees the implementation of our civil rights and human rights work. Responsibility for oversight of human rights issues is specifically codified in the Audit Committee Charter. Also as noted in its Charter, the Audit Committee also provides oversight of other risks, including those associated with data privacy and security, legal, regulatory, compliance, and reputational risks, “and the steps Alphabet takes to prevent, detect, monitor, and actively manage such exposures.” We also evaluate how we act on our human rights commitments and mitigate related risks, and make enhancements to our governance as appropriate.

Our Human Rights Program advises product teams on potential civil and human rights impacts, conducts human rights due diligence, and engages external experts and stakeholders. Furthermore, our Human Rights Program is a central function responsible for ensuring that we are meeting our commitment to the United Nations Guiding Principles on Business and Human Rights, Global Network Initiative Principles, and other civil and human rights instruments across Google and its products. Our civil and human rights work is integrated into processes and procedures across the company and informs our long-term strategies and day-to-day decision-making.

Our policies are carefully designed to protect user privacy and safety

Delivering a safe user experience is our top priority when making decisions about the ads people see and the content that monetizes on our ads platforms. Our Publisher Policies restrict publishers from monetizing content that incites hatred or promotes discrimination, harassment, or intimidation based on race or ethnic origin, religion, disability, age, nationality, veteran status, sexual orientation, gender, gender identity, and other characteristics associated with systemic discrimination or marginalization. In March 2024 we published our 2023 Ads Safety Report, our latest annual report on our efforts to prevent improper use of our ads platforms.

AI is fundamental to many of the Google Ads products we have built over the past decade, driving growth for businesses of all sizes, from features like Smart Bidding to products like Performance Max. For many years, the technology has supported advertisers in maximizing their return on investment. As part of our AI Principles, we have committed to not design or deploy AI technologies “whose purpose contravenes widely accepted principles of international law and human rights.” As generative AI helps marketers scale their creative ideas, these features are being developed in line with these Principles. We also do not permit the use of generative AI tools for elections or other sensitive verticals like finance, employment, or housing. We have guardrails in place to help prevent our systems from engaging with inappropriate or sensitive prompts or suggesting policy-violating creatives. To help reduce the likelihood of errors characteristic of large language models, we

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also give advertisers the flexibility to add additional guardrails by grounding generated responses to their own materials, such as ads or landing pages. Finally, advertisers are in control, and they have the opportunity to review all of their generated assets before running them in a campaign, and all ads are subject to our existing Ads policies.

Being able to identify AI-generated content is critical to empowering people with knowledge of when they are interacting with generated media, and for helping prevent the spread of misinformation. We identify images created with generative AI in Google Ads, including Performance Max and the conversational experience in Google Ads. We are using SynthID to invisibly watermark these images, which include open standard metadata to indicate the image was generated by AI.

In mid-November 2023, we updated our Political content policy to require that all verified election advertisers in regions where verification is required must prominently disclose when their ads contain synthetic content that inauthentically depicts real or realistic-looking people or events. This disclosure must be clear and conspicuous, and must be placed in a location where it is likely to be noticed by users. This policy applies to image, video, and audio content.

In the U.S. and Canada, our personalized advertising policies prohibit employment, housing, and credit advertisers from targeting or excluding ads based on gender, age, parental status, marital status, or zip code. We expanded this policy in 2024 to include consumer finance. To develop these policies, we worked closely with the U.S. Department of Housing and Urban Development. We also provide housing advertisers with information about fair housing requirements to help ensure they are acting in ways that support access to housing opportunities. And we have longstanding policies prohibiting personalization based on sensitive categories like race, religion, ethnicity, sexual orientation, national origin, or disability, among other protections.

We intend to continue to iterate and apply these publisher and advertiser policies as new privacy- enhancing technologies are developed and integrated into our platforms.

We believe our Human Rights Program, Privacy Program, Publisher Policies, and continued work with regulators and the broader community on our initiatives address the concerns raised by the proponent. Consequently, we do not believe adopting this proposal would be in the best interests of the company and our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 14:

Stockholder Proposal Regarding a Report on Online Safety for Children

Boston Common Asset Management has advised us that it intends to submit the following proposal for consideration at our Annual Meeting.

Whereas: The internet was not developed with children in mind. Social media impacts children’s brains differently than adult brains. It also poses physical and psychological risks that many children and teens are unprepared for, including sextortion and grooming, hate group recruitment, human trafficking, cyberbullying and harassment, exposure to sexual or violent content, invasion of privacy, self-harm content, and financial scams, among others.

YouTube and parent company, Alphabet, have faced numerous problems associated with its content moderation and platform design principles, which have proven to be particularly harmful for children and more vulnerable groups.

Child Sexual Abuse Exploitation – YouTube is often noted as a primary online channel for grooming and coercion, livestreaming, and housing Child Sexual Abuse Exploitation (CSAE) material. In Tanzania, total online child sexual exploitation and abuse-related offences on YouTube increased by 50% between 2017 and 2019.1 YouTube was found to be among the primary platforms reported by children who were offered money or gifts in return for sexual images or videos in Thailand (60% of incidents occurred through YouTube), Kenya (24%2), and Uganda (12%3). Traffickers in certain industries used YouTube to recruit and interact with those eventually trafficked.4

Children’s Data Privacy – Alphabet has faced legacy issues stemming from YouTube’s record $170 million fine5 paid to the Federal Trade Commission response to allegations that YouTube illegally harvested children’s data.

Legislative Risk – There has been significant regulatory and legislative action to hold online platforms accountable for their content. The new European Union’s Digital Services Act will make identifying, reporting, and removing child sexual abuse material mandatory.6 The United Kingdom’s Online Safety bill aims to keep internet users, particularly children, safe from fraudulent and harmful content. The United States’ proposed Kids Online Safety Act of 2023 enjoys public and bipartisan Congressional support and advocates for social media platforms to introduce accountability metrics and regular audits to prevent “child risks including suicide, eating disorders, substance abuse, sexual exploitation, and advertisements of illegal products.” 7

We commend Alphabet for taking steps to protect against these risks the past year by updating its Google Family website, introducing Legislative Framework to Protect Children and Teens Online8, increasing team capacity by hiring a Child Safety Manager, and beginning to consider integrating children’s safety into design principles of products and services. However, these policies point heavily to parental discretion and “individual choice” and fall short of fully protecting the Company’s exposure to well-documented risks of harmful content getting through YouTube’s platform. Furthermore, Alphabet does not have performance targets linked to children’s online safety for investors and stakeholders to judge the effectiveness of Alphabet’s content moderation tools and assess compliance with emerging regulatory standards.

Resolved: Shareholders request that, within one year, the Board of Directors adopts targets and publishes annually a report (prepared at reasonable expense, excluding proprietary information) that includes quantitative metrics appropriate to assessing whether YouTube/Alphabet has improved its performance globally regarding child safety impacts and actual harm reduction to children on its platforms.

(1)	https://www.end-violence.org/sites/default/files/2022-03/DH_Tanzania_ONLINE_final_revise%20020322.pdf
(2)	https://www.end-violence.org/sites/default/files/2021-10/DH%20Kenya%20Report.pdf
(3)	https://www.end-violence.org/sites/default/files/2021-11/DH_Uganda_ONLINE_final%20Report.pdf
(4)	https://polarisproject.org/wp-content/uploads/2018/08/A-Roadmap-for-Systems-and-Industries-to-Prevent-and Disrupt-Human-Trafficking-Social-Media.pdf
(5)	https://archive.ph/fhUug
(6)	https://www.consilium.europa.eu/en/policies/prevent-child-sexual-abuse-online/#rules
(7)	https://www.young.senate.gov/imo/media/doc/kids_online_safety_act_one_pager.pdf
(8)	https://static.googleusercontent.com/media/publicpolicy.google/en//resources/youth-legislative-framework.pdf

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•   We build child-appropriate features directly into our products and provide extensive information about our child policies and enforcement efforts

•   Most, if not all, of the recent regulatory frameworks include robust reporting requirements — as such, we already provide child safety-related metrics that are more substantive and informative in nature than the type of report requested in this proposal

Across Google, we are committed to balancing creative expression and access to information with our responsibility to make our services valuable for all of our users, including children. We meet this goal by (1) building child-appropriate features directly into our products, (2) providing significant information about our child policies and enforcement efforts, and (3) increasing our transparency efforts to meet robust external reporting requirements worldwide, which we believe provides information more substantive and instructive in nature than the type of report requested by the proponent in this proposal. For these reasons, our Board does not believe that the additional report requested by this proposal would provide additional useful information to our stockholders, and recommends a vote AGAINST this proposal.

We promote content that is helpful for children

From how we build and design our products to how we develop applicable policies, we strive to ensure that children have positive and age-appropriate experiences on our platforms. Across Google and YouTube, we have put extensive resources into building robust policies and protections to combat the exploitation and endangerment of minors.

•	YouTube Kids is a stand-alone app built from the ground up specifically to provide a safer and simpler experience for children to explore. There is a higher bar for which videos can be a part of YouTube Kids, and these videos include popular children’s content, educational content, and content from trusted partners. We rely on a combination of automated filters built by our engineering teams, human review, and feedback from parents to keep videos on YouTube Kids family-friendly and to protect our community.
•	YouTube’s Terms of Services require that users must be at least 13 years old to use the platform or that a parent or legal guardian must enable it for them. Accounts belonging to people under 13 must be set up as a parent-managed supervised account or they will be terminated. YouTube’s Community Guidelines communicate what is allowed on the platform, and we remove violative content. Our child safety policies prohibit content that endangers the emotional and physical well-being of minors, including content involving the sexualization of minors, harmful or dangerous acts involving minors, inappropriate content targeted at children, and the cyberbullying or harassment of minors. Our Community Guidelines are regularly reviewed and updated in consultation with outside experts. We remove sexually explicit content featuring minors and content that sexually exploits minors, and report this content to the National Center for Missing and Exploited Children (NCMEC), which sends those reports to law enforcement agencies around the world. These policies apply to videos, video descriptions, comments, livestream, and any other content on YouTube. Also, as a video streaming platform, YouTube does not have certain social media features such as direct messaging that might pose additional harms to children. Additionally, YouTube restricts live features, disables comments, and limits recommendations of videos that could expose minors to predatory attention.
•	Google’s SafeSearch includes a default setting that blurs explicit imagery if it appears in Search results.
•	Our public Child Safety Toolkit includes tools Google has developed to help organizations protect children and combat child sexual abuse material (CSAM) by better prioritizing abusive content for review. At the center of our toolkit are two APIs, the Content Safety API and CSAI Match, that we offer to qualifying partners free of charge. Our partners use these technologies to process billions of files, allowing them to evaluate millions of images and videos for abusive behavior each year.

To complement our efforts to empower parents and develop better services for children, we recently rolled out our YouTube Youth Principles. These principles recognize that our policies should evolve with the way children and teens show up online and are designed to contribute to the important conversations taking place among policy makers, families, researchers, and experts around building an internet that young people deserve.

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We provide significant information about our policies and enforcement efforts

We publicly disclose a number of policies and procedures designed to allow people to access authoritative information while removing and reducing problematic content. We develop and update our policies in partnership with a range of external industry and policy experts.

•	Our Terms of Service prohibit using any of our platforms or services to store or share illegal content, including CSAM. Across Google, our teams work around-the-clock to identify, remove, and report this content, using a combination of industry-leading automated detection tools and specially-trained reviewers. We partner with non-governmental organizations and industry on programs to share technical expertise and we develop and share tools to help organizations fight CSAM. We also receive reports from third parties and our users, which complement our ongoing efforts.
•	In 2021, we launched a transparency report designed specifically to document our efforts to combat online child sexual abuse material. The report details how many reports we make to the NCMEC each quarter, as well as providing data around our efforts on YouTube, how we detect and remove CSAM results from Search, and how many accounts we disable for CSAM violations across our services. The transparency report also includes information on the number of hashes of CSAM we share with NCMEC. These hashes help other platforms identify CSAM at scale. Contributing to the NCMEC hash database is one of the important ways we, and others in the industry, can help in the effort to combat CSAM because it helps reduce the recirculation of this material and the associated re-victimization of children who have been abused.
•	Our YouTube Community Guidelines transparency report, which we regularly update, provides data on how we enforce our policies as well as information about our efforts to detect violative content through automated flagging systems. With respect to child safety, the transparency report clearly tracks how many channels, videos, and comments are removed for child safety-related reasons each quarter. We disclose a metric called the Violative View Rate (VVR) as part of the YouTube Community Guidelines transparency report. The VVR is an estimate of the proportion of video views that violate our Community Guidelines in a given quarter (excluding spam). It measures our progress with respect to removing violative videos by estimating the percentage of views violative videos receive each quarter. YouTube consistently makes improvements to its methodology to more accurately calculate VVR. Finally, we regularly provide additional information, including quantitative data, on specific policies, product features, and initiatives on our YouTube blog. The blog enables us to supplement all of these regular transparency initiatives with deep dives on subjects such as Educational, Documentary, Scientific, or Artistic exceptions and timely information about critical responsibility initiatives like elections.

Our transparency efforts continue to advance to meet regulatory frameworks that include robust external reporting requirements

As the proponent notes, we face a number of rigorous online safety regulations worldwide, and we continuously monitor the potential effects of these regulatory frameworks. Across the company, there is intensive work underway through a comprehensive compliance program aimed at maximizing compliance and reducing the likelihood of adverse regulatory findings. We have developed an extensive, scalable regulatory compliance operation, supported by a team of internal and external experts in law, risk, and compliance who are focused on assessing regulatory readiness and providing guidance to product teams as necessary to execute on our compliance plans in a timely fashion.

It is important to note that most — if not all — of the recent regulatory frameworks include robust reporting requirements. Notably, the Digital Services Act (DSA) requires us to make public a prescribed set of data on a regular basis. Among other things, the DSA requires reporting and risk assessments related specifically to children using covered platforms. In addition, the EU interim regulation to combat online child sexual abuse requires an annual transparency report. We also expect to file regular assessments under the UK Online Safety Act. And in 2023 we provided information for inclusion in Australia’s eSafety Commissioner’s report on online child safety. Given the extensive nature of these reporting requirements, we believe that the information called for under these frameworks will be more substantive and informative in nature than the type of report the proponent has requested.

In addition to providing child safety-related metrics in accordance with global regulatory frameworks, Google and YouTube are committed to sharing data that sheds light on how the policies and actions of governments affect privacy, security, and access to information online and have voluntarily issued detailed, timely disclosures regarding compliance and product changes in relation to new regulations.

Given all of this, our Board does not believe that the additional report requested by this proposal is necessary or would provide additional useful information to our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Questions and Answers About the
Proxy Materials and the Annual Meeting

Proxy Materials

1.	Why am I receiving these materials?

Our Board made these materials available to you online, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Alphabet’s 2024 Annual Meeting of Stockholders (Annual Meeting), which will take place on Friday, June 7, 2024 at 9:00 a.m., Pacific Time, via our virtual meeting site at www.virtualshareholdermeeting.com/GOOGL24. You are invited to participate in and vote on the items of business described in this proxy statement at the Annual Meeting if you were an Alphabet Class A or Class B common stock holder as of the close of business on April 9, 2024, the Record Date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

• our proxy statement for the Annual Meeting;

• our Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2023; and

• the proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4.	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents online instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (Notice), which was mailed to the holders of Class A and Class B common stock, will instruct you as to how you may access and review all of the proxy materials online. The Notice also instructs you as to how you may submit your proxy online. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Alphabet Inc. Attn: Investor Relations 1600 Amphitheatre Parkway Mountain View, California 94043

Email: investor-relations@abc.xyz

Number: (650) 253-3393

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Stockholders who hold shares in street name (as described on page 108) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the proxy materials for your household, please contact us using one of the aforementioned methods.

6.	How can I access the proxy materials online?

The Notice, proxy card, or voting instruction form will contain instructions on how to:

• view our proxy materials for the Annual Meeting online and vote your shares; and

• instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at https://abc.xyz/investor/annual-meeting/.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are set forth beginning on page 63 of this proxy statement. We will also consider any other business that properly comes before the Annual Meeting. See Question 21.

8.	How does our Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of the director nominees; “FOR” Proposal Number 2; and “AGAINST” Proposals Number 3 through Number 14.

9.	What shares can I vote?

Holders of Alphabet Class A common stock and Class B common stock issued and outstanding as of the close of business on April 9, 2024, the Record Date for the Annual Meeting, are entitled to vote on all items being voted on at the Annual Meeting. Holders of Alphabet Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting. You may vote all shares of Alphabet Class A common stock and Class B common stock that you owned as of the Record Date, including shares held: (1) directly in your name as the stockholder of record, and (2) for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 6,744,437,118 shares of Class A common stock and Class B common stock issued and outstanding, consisting of 5,877,442,707 shares of Class A common stock and 866,994,411 shares of Class B common stock. On the Record Date, we had 5,627,982,756 shares of Class C capital stock issued and outstanding.

10.	How many votes am I entitled to per share?

Each holder of shares of Alphabet Class A common stock is entitled to one (1) vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Alphabet Class B common stock is entitled to ten (10) votes for each share of Class B common stock held as of the Record Date. The holders of the shares of Alphabet Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Alphabet stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

• Stockholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare Investor Services (Computershare), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to Alphabet or to vote during the Annual Meeting. If you requested to receive printed proxy materials, you may use the proxy card that was sent to you. You may also vote online, by telephone, or by mail as described in the Notice and under Question 13.

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•	Beneficial Owner — If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you may vote online, by telephone, or by mail, as described in the Notice and in Question 13. You may also direct your broker, bank, trustee or nominee how to vote your shares, and you may vote during the Annual Meeting. If you do not wish to vote during the Annual Meeting or you will not be participating in the Annual Meeting, you may vote online, by telephone, or by mail, as described in the Notice and in Question 13.

12.	How can I vote my shares at the Annual Meeting?

This proxy statement was first mailed to stockholders on or about April 26, 2024. It is furnished in connection with the solicitation of proxies by our Board to be voted during the Annual Meeting for the purposes set forth in the accompanying Notice.

Participation in the Annual Meeting is limited to holders of Class A or Class B common stock as of April 9, 2024. You will be able to participate in, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GOOGL24. To be admitted to and to vote at the Annual Meeting at www.virtualshareholdermeeting.com/GOOGL24, you must enter the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice, the voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients. If you encounter any technical difficulties accessing the Annual Meeting or during the Annual Meeting, please call: (844) 986-0822 (toll-free) or (303) 562-9302 (international). Technical support will be available 30 minutes prior to the start time of the Annual Meeting.

13.	How can I vote my shares without participating in the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without participating in the Annual Meeting. If you are a stockholder of record, you may vote by proxy online by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy online by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

14.	Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) follow the instructions given for changing your vote online or by telephone or deliver a valid written proxy with a later date; (2) notify the Corporate Secretary in writing that you have revoked your proxy by mail at Alphabet Inc., 1600 Amphitheatre Pkwy, Mountain View, CA 94043; or (3) vote electronically during the Annual Meeting at www.virtualshareholdermeeting.com/GOOGL24.

15.	Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Alphabet or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

16.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock outstanding as of the Record Date must be present or represented by proxy. Both abstentions and broker non-votes (described in Question 18) are counted for the purpose of determining the presence of a quorum.

17.	How are votes counted?

For each proposal submitted for a vote you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

Broker non-votes (described in Question 18) will not affect the outcome of any item of business being voted on at the Annual Meeting, assuming that a quorum is obtained.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or online, the shares will be voted as recommended by our Board.

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18.	What is the voting requirement to approve each of the proposals?

The approval of Proposals Number 1 through 14 in each case requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2024. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Please note that since brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal Number 1), and each of the stockholder proposals (Proposals Number 3 through Number 14), in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

19.	Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

20.	Who will bear the cost of soliciting votes for the Annual Meeting?

Alphabet is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote online, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and vote tabulation. We will pay Broadridge Financial Solutions, Inc. a fee of approximately $13,000 plus reasonable out-of-pocket expenses for these services.

21.	What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Sundar Pichai, Ruth M. Porat, Kent Walker, Halimah DeLaine Prado, and Kathryn W. Hall, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

22.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final voting results on the 2024 Annual Meeting section of our Investor Relations website at https://abc.xyz/investor/annual-meeting/. We will also disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

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Participating in the Annual Meeting

23.	How can I participate in the Annual Meeting?

You are entitled to participate in the Annual Meeting if you were a holder of Alphabet Class A or Class B common stock as of the Record Date or you hold a valid proxy for the Annual Meeting. We have adopted a virtual format for the Annual Meeting to expand convenient access to, and to make participation accessible for, stockholders from any geographic location with Internet connectivity. We believe the virtual format encourages attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with meetings held in-person. The accompanying proxy materials include instructions on how to participate in the Annual Meeting and how you may vote your shares.

Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on the Record Date can participate in and vote at the Annual Meeting by logging in with the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice, the voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients, at www.virtualshareholdermeeting.com/GOOGL24. All others may view a live webcast of the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR on June 7, 2024, at 9:00 a.m., Pacific Time. A replay of the Annual Meeting will be available on our Investor Relations YouTube channel for approximately two weeks after the meeting.

Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. Prior to the Annual Meeting, you may vote your proxy online, via telephone, or if you received a printed copy of your proxy materials, by mail — in each case the deadline for voting is 8:59 p.m., Pacific Time, on Thursday, June 6, 2024. To vote your shares online in advance of the Annual Meeting, go to the voting website, www.proxyvote.com and enter your 16-digit control number.

Following the adjournment of the Annual Meeting, we will set aside time to respond to questions. You may submit a question in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL24. If we receive questions from multiple stockholders on the same topic or that are otherwise related, we may group and summarize the questions and provide a single response to avoid repetition.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the Annual Meeting on Friday, June 7, 2024. If you have difficulty accessing the Annual Meeting or during the Annual Meeting, please call: (844) 986-0822 (toll-free) or (303) 562-9302 (international). Technical support will be available 30 minutes prior to the start time of the Annual Meeting.

24.	Who will serve as inspector of elections?

Our independent inspector of elections, Broadridge Financial Services, Inc. or its delegate will tabulate votes cast by proxy or electronically during the meeting.

25.	How can I contact Alphabet’s transfer agent?

Contact our transfer agent by either writing to Computershare Investor Services, PO BOX 43006, Providence, RI, 02940-3006 (courier services should be sent to Computershare Investor Services, 150 Royall Street, Suite 101, Canton, MA 02021), by telephoning shareholder services 1-866-298-8535 (toll free within the USA, US territories and Canada), or 1-781-575-2879 or by visiting Investor Centre™ portal at www.computershare.com/investor.

Stockholder Proposals, Director Nominations, and Related Bylaw Provisions

26.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2025 Annual Meeting of Stockholders by submitting their proposals in writing to the Corporate Secretary in a timely manner. For a stockholder proposal to be considered timely for inclusion in our proxy statement for our 2025 Annual Meeting of Stockholders, the Corporate Secretary must receive the written proposal at our principal executive offices or at the email address set forth on page 111 of this proxy statement no later than Friday, December 27, 2024. If we hold our 2025 Annual Meeting of Stockholders more than 30 days before or after June 7, 2025 (the one-year anniversary date of the 2024 Annual Meeting of Stockholders), we will disclose

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed in one of the following two ways:

1.	via email only:
corporatesecretary@abc.xyz
2.	via mail with a copy via email:
Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043
corporatesecretary@abc.xyz

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is: (1) specified in the notice of a meeting given by or at the direction of our Board, (2) otherwise properly brought before the meeting by or at the direction of our Board, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to the Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2025 Annual Meeting of Stockholders, the Corporate Secretary must receive the written notice at our principal executive offices and/or at the email address set forth above:

•	not earlier than the close of business on Friday, February 7, 2025, and
•	not later than the close of business on Sunday, March 9, 2025.

If we hold our 2025 Annual Meeting of Stockholders more than 30 days before or after June 7, 2025 (the one-year anniversary date of the 2024 Annual Meeting of Stockholders), the notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or
•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: Stockholders may propose director candidates for consideration by the Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board, and should be directed to the Corporate Secretary at the mailing and/or email address set forth herein. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 33 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, and in order for any such nomination to be included in the company’s proxy card (the “universal proxy” as contemplated pursuant to Rule 14a-19 under the Exchange Act), the stockholder must satisfy the requirements set forth in our bylaws and under Rule 14a-19 under the Exchange Act. In addition, the stockholder must give timely notice to the Corporate Secretary in accordance with the advance notice procedure set forth in our bylaws, which, in general, requires that the Corporate Secretary receive the notice within the time period described herein under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement. Any notice of director nomination submitted to the Corporate Secretary must include the additional information required by Rule 14a-19(b) under the Exchange Act. The determination of whether any such nomination is in full compliance with all of the requirements described herein is at the sole discretion of any director of our Board (or any committee of our Board), any authorized officer of the company, and the Chair of the annual meeting of stockholders.

Copy of Bylaw Provisions: A copy of our bylaws is available at https://abc.xyz/investor/board-and-governance/bylaws/. You may also contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates.

Alphabet 2024 Proxy Statement     111

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Information Concerning Alphabet’s Annual Meeting of Stockholders

To Our Stockholders:

We are pleased to invite you to participate in Alphabet’s 2024 Annual Meeting of Stockholders to be held on Friday, June 7, 2024 at 9:00 a.m., Pacific Time, via our virtual meeting site at www.virtualshareholdermeeting.com/GOOGL24.

If You Plan to Participate in the Annual Meeting:

•	Even if you plan to participate in the Annual Meeting, we recommend that you submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to participate in the Annual Meeting.
•	The accompanying proxy materials include instructions on how to participate in the Annual Meeting and how you may vote your shares.
•	You are entitled to participate in the Annual Meeting if you were a holder of Class A or Class B common stock as of the close of business on April 9, 2024 (Record Date), or hold a valid proxy for the Annual Meeting. Holders of Class A or Class B common stock as of the Record Date can participate in and vote at the Annual Meeting by logging in with the 16-digit control number (found in the box marked by the arrow for postal mail recipients of the Notice of Internet Availability of Proxy Materials, the voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients) at www.virtualshareholdermeeting.com/GOOGL24. All others may view a live webcast of the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR on June 7, 2024, at 9:00 a.m., Pacific Time.
•	Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. Prior to the Annual Meeting, you may vote your proxy online, via telephone, or if you received a printed copy of your proxy materials, by mail – in each case the deadline for voting is 8:59 p.m., Pacific Time, on Thursday, June 6, 2024. To vote your shares online in advance of the Annual Meeting, go to the voting website, www.proxyvote.com and enter your 16-digit control number.
•	You may submit a question in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL24.
•	We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the meeting on Friday, June 7, 2024. If you have difficulty accessing the Annual Meeting or during the Annual Meeting, please call 1-844-986-0822 (toll free) or 1-303-562-9302 (international). We will have technicians available to assist you.

Alphabet 2024 Proxy Statement     112

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ALPHABET INC.
1600 AMPHITHEATRE PKWY
MOUNTAIN VIEW, CA 94043

SCAN TO
VIEW MATERIALS & VOTE

VOTE ONLINE
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 PM Pacific Time on June 6, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GOOGL24**

You may attend the meeting via the Internet and vote during the meeting when the polls are open. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or online. To sign up for electronic delivery, please follow the instructions above to vote using the Internet before the meeting and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:59 PM Pacific Time on June 6, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by June 6, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V43901-P05101 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ALPHABET INC.

Company Proposals - The Board of Directors recommends a vote FOR all the listed nominees in Proposal 1 and FOR Proposal 2.

1. Election of ten Directors

Nominees:	For	Against	Abstain
1a. Larry Page	☐	☐	☐
1b. Sergey Brin	☐	☐	☐
1c. Sundar Pichai	☐	☐	☐
1d. John L. Hennessy	☐	☐	☐
1e. Frances H. Arnold	☐	☐	☐
1f. R. Martin "Marty" Chávez	☐	☐	☐
1g. L. John Doerr	☐	☐	☐
1h. Roger W. Ferguson Jr.	☐	☐	☐
1i. K. Ram Shriram	☐	☐	☐
1j. Robin L. Washington	☐	☐	☐
2. Ratification of the appointment of Ernst & Young LLP as Alphabet's independent registered public accounting firm for the fiscal year ending December 31, 2024	☐	☐	☐

Stockholder Proposals - The Board of Directors recommends a vote AGAINST Proposals 3 to 14.	For	Against	Abstain
3. Stockholder proposal regarding "Bylaw Amendment: Stockholder Approval of Director Compensation"	☐	☐	☐
4. Stockholder proposal regarding an EEO policy risk report	☐	☐	☐
5. Stockholder proposal regarding a report on electromagnetic radiation and wireless technologies risks	☐	☐	☐
6. Stockholder proposal regarding a policy for director transparency on political and charitable giving	☐	☐	☐
7. Stockholder proposal regarding a report on climate risks to retirement plan beneficiaries	☐	☐	☐
8. Stockholder proposal regarding a lobbying report	☐	☐	☐
9. Stockholder proposal regarding equal shareholder voting	☐	☐	☐
10. Stockholder proposal regarding a report on reproductive healthcare misinformation risks	☐	☐	☐
11. Stockholder proposal regarding AI principles and Board oversight	☐	☐	☐
12. Stockholder proposal regarding a report on generative AI misinformation and disinformation risks	☐	☐	☐
13. Stockholder proposal regarding a human rights assessment of AI-driven targeted ad policies	☐	☐	☐
14. Stockholder proposal regarding a report on online safety for children	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V43902-P05101

ALPHABET INC.
Annual Meeting of Stockholders
June 7, 2024 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

You hereby authorize Sundar Pichai, Ruth M. Porat, Kent Walker, Halimah DeLaine Prado, and Kathryn W. Hall, or any of them, each with full power of substitution, to represent you and vote all of the shares of Class A common stock and/or Class B common stock of Alphabet Inc. held of record as of the close of business on April 9, 2024, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Alphabet Inc. on June 7, 2024 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given. The shares of stock you hold in the account will be voted as you specify on the reverse side.

In their discretion, Sundar Pichai, Ruth M. Porat, Kent Walker, Halimah DeLaine Prado, and Kathryn W. Hall, or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSAL 2, "AGAINST" PROPOSALS 3 TO 14, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSAL 2, AND "AGAINST" PROPOSALS 3 TO 14.

Continued and to be signed on reverse side